As filed with the Securities and Exchange Commission on March 2, 2020

1933 Act Registration No. 333-117597

1940 Act File No. 811-21606

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	_____

Post-Effective Amendment No.	31

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No.	33

(Check appropriate box or boxes)

CENTAUR MUTUAL FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

475 Park Avenue South, 9th Floor

New York, NY 10016

(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (513) 587-3400

Simon H. Berry

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Name and Address of Agent for Service)

With copy to:

Thomas W. Steed III, Esq.

Kilpatrick Townsend & Stockton LLP

4208 Six Forks Road, Suite 1400

Raleigh, NC 27609

It is proposed that this filing will become effective: (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on (March 2, 2020) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

DCM ADVISORS FUNDS

DCM/INNOVA High Dividend Income Innovation Fund

Ticker Symbol: TILDX

LEBENTHAL ULTRA SHORT TAX-FREE INCOME FUND

Class A Shares (Ticker Symbol: LEAAX)

Class I Shares (Ticker Symbol: LETAX)

EACH A SERIES OF CENTAUR MUTUAL FUNDS TRUST

PROSPECTUS

March 2, 2020

Investment Advisor

DCM Advisors, LLC

475 Park Avenue South, 9th Floor

New York, NY 10016

The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at 888-484-5766 or, if you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Funds at 888-484-5766. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Fund complex or at your financial intermediary.

SUMMARY

DCM/INNOVA HIGH DIVIDEND INCOME INNOVATION FUND

Investment Objective. The DCM/INNOVA High Dividend Income Innovation Fund (the “DCM/INNOVA Fund”) seeks maximum total return through a combination of capital appreciation and current income.

Fees and Expenses of the DCM/INNOVA Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the DCM/INNOVA Fund.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)

Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	2.07%
Acquired Fund Fees and Expenses[1]	0.13%
Total Annual Fund Operating Expenses	2.95%
Fee Reductions and/or Expense Reimbursements[2]	(1.32%)
Total Annual Fund Operating Expenses After
Fee Reductions and/or Expense Reimbursements[3]	1.63%

[1]	“Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements” will not correlate to the ratios of expenses to the average net assets in the DCM/INNOVA Fund’s Financial Highlights, which reflect the operating expenses of the DCM/INNOVA Fund and do not include “Acquired Fund Fees and Expenses.”

[2]	DCM Advisors, LLC (the “Advisor”) entered into an Expense Limitation Agreement with the DCM/INNOVA Fund under which it has contractually agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the DCM/INNOVA Fund and to assume other expenses of the DCM/INNOVA Fund, if necessary, in an amount that limits the DCM/INNOVA Fund’s annual operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the DCM/INNOVA Fund’s business, dividend expense on securities sold short, “acquired fund fees and expenses,” and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”)) to not more than 1.50% of the average daily net assets of the DCM/INNOVA Fund for the period ending March 2, 2021. The Expense Limitation Agreement may not be terminated prior to that date without the approval of the Board of Trustees (the “Board” or “Trustees”) of Centaur Mutual Funds Trust (the “Trust”). Prior to March 7, 2019, the Advisor and the DCM/INNOVA Fund’s previous advisor, Centaur Capital Partners, L.P., had each entered into an Expense Limitation Agreement with the DCM/INNOVA Fund with an expense cap of 1.95%. The expense information in the table has been restated to reflect the current Expense Limitation Agreement’s cap of 1.50%.

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Example. This example is intended to help you compare the cost of investing in the DCM/INNOVA Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the DCM/INNOVA Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the DCM/INNOVA Fund’s operating expenses remain the same, except that the contractual arrangement to reduce Management Fees and reimburse expenses remains in effect only until March 2, 2021. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$166	$788	$1436	$3176

Portfolio Turnover. The DCM/INNOVA Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the DCM/INNOVA Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the DCM/INNOVA Fund’s performance. During the most recent fiscal year, the DCM/INNOVA Fund’s portfolio turnover rate was 338% of the average value of its portfolio.

Principal Investment Strategies. The DCM/INNOVA Fund invests in equity securities of companies that the Advisor believes are undervalued in the securities markets, but which also offer high dividend yields relative to the yield of the broad market averages such as the S&P 500 Total Return Index. The DCM/INNOVA Fund typically invests in common stocks and other equity securities, which may include securities issued by real estate investment trusts (REITs), publicly traded master limited partnerships (MLPs) or royalty trusts, as well as preferred stocks, convertible preferred stocks, and warrants. Under normal circumstances, the DCM/INNOVA Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of U.S. and foreign companies that either have paid a dividend in the 12 months prior to the DCM/INNOVA Fund’s purchase of the security, or are expected by the Advisor to pay a dividend within 12 months following the DCM/INNOVA Fund’s purchase of the security. The DCM/INNOVA Fund may invest in companies of any market capitalization and its foreign companies may include companies domiciled in emerging markets.

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The DCM/INNOVA Fund may seek to enhance the level of dividend income it receives by engaging in regional rotation trading which involves purchasing and selling equity securities of issuers domiciled in different regions of the world to capture dividend income for the DCM/INNOVA Fund. In a regional rotation trade, the DCM/INNOVA Fund would sell a stock that has declared its dividend and no longer trades with an entitlement to the dividend, and purchase a stock in another region that is about to declare a dividend. By entering into a series of such trades, the DCM/INNOVA Fund seeks to augment the amount of dividend income it receives over the course of a year.

The DCM/INNOVA Fund may invest in companies of any market capitalization. The DCM/INNOVA Fund will generally consider selling a security when, in the portfolio manager’s opinion, there is a risk of significant deterioration in the company’s fundamentals, or there is a change in business strategy or issuer-specific business outlook that affects the original investment case. The DCM/INNOVA Fund will also consider selling a security if, in the portfolio manager’s opinion, a superior investment opportunity arises. Also, the DCM/INNOVA Fund may consider selling a security as part of the Fund’s regional rotation trading strategy. The DCM/INNOVA Fund may engage in active and frequent trading to achieve its investment objectives, and the DCM/INNOVA Fund’s regional rotation strategy may increase the rate of portfolio turnover. In addition, frequently purchasing stocks in a short period prior to the ex-dividend date (the interval between the announcement and the payment of the next dividend) increases the amount of trading costs the DCM/INNOVA Fund will incur and the potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading. Dividend capture trading generally involves owning a stock long enough to collect the dividend and then selling it and using the proceeds to purchase a different dividend-paying stock. The DCM/INNOVA Fund’s portfolio turnover rate is expected to be 100% or more.

In addition to investing in equity securities that offer high dividend yields, the Advisor may seek to generate income from selling covered call options on securities in the DCM/INNOVA Fund. The use of covered call options in combination with the purchase of equity securities allows for the inclusion of undervalued, non-dividend paying stocks in the DCM/INNOVA Fund’s portfolio while still satisfying the Fund’s goal of generating investment income. Securities so purchased will be selected based upon the Advisor’s determination of the attractiveness and risk profile of the underlying stock as well as the income potential of selling covered call options on the security. The Advisor may seek to use the above strategies to structure the DCM/INNOVA Fund’s investment portfolio in such a way as to seek to achieve an income yield superior to that of the S&P 500 Total Return Index. The DCM/INNOVA Fund may also invest in non-dividend paying stocks without selling covered call options if the Advisor believes the stocks can produce significant capital appreciation.

At the discretion of the Advisor, the DCM/INNOVA Fund may allocate its capital to bonds and short-term instruments. The DCM/INNOVA Fund may purchase bonds of any credit quality, maturity, or yield. The DCM/INNOVA Fund may invest in investment-grade fixed income securities and securities that are below investment-grade (i.e., “junk bonds”) or short-term, highly liquid investments, such as money market instruments, U.S. government obligations, commercial paper, repurchase agreements, and other cash or cash equivalent positions. The DCM/INNOVA Fund primarily invests in securities of U.S. companies, but may also invest in foreign companies.

The Advisor will vary the percentage of the DCM/INNOVA Fund’s assets allocated to each of the above categories based on the Advisor’s judgment of the attractiveness of available investment opportunities as well as market and economic conditions.

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To select equity securities for the DCM/INNOVA Fund, the Advisor seeks to identify companies that it understands well and that possess one or more of the following characteristics:

•	Positive (or projected positive) revenue or profit trends;

•	Healthy balance sheet, characterized by ample cash relative to debt, efficient working capital management, high or increasing liquidity, or other metrics that the Advisor believes indicate the company’s ability to withstand unexpected shocks, reinvest in the business, and improve its business prospects and circumstances;

•	Strong free cash flow generation;

•	Powerful and sustainable competitive advantages;

•	Management team that: (i) operates the business well and has a sound strategy to build it over time; (ii) allocates capital wisely to enhance shareholder value; and (iii) has high integrity; or

•	Policies (e.g., compensation structures) that do not significantly dilute shareholders’ ownership.

In addition to the above criteria the Advisor will consider high dividend yields when selecting stocks. The Advisor seeks to identify companies whose stocks are trading, in the opinion of the Advisor, at a substantial discount to the intrinsic value, however, the Advisor may select stocks with a somewhat modest discount to the Advisor’s estimate of intrinsic value if the Advisor believes that the security’s dividend yield is sufficiently high, secure, and/or likely to grow over time.

In selecting bonds for the DCM/INNOVA Fund, the Advisor examines the relationships of current yield and risk of the bonds as compared to available equity securities.

The DCM/INNOVA Fund will generally consider selling a security when, in the portfolio manager’s opinion, there is a risk of significant deterioration in the company’s fundamentals, or there is a change in business strategy or issuer-specific business outlook that affects the original investment case. The DCM/INNOVA Fund will also consider selling a security if, in the portfolio manager’s opinion, a superior investment opportunity arises. Also, the DCM/INNOVA Fund may consider selling a security as part of the Fund’s regional rotation trading strategy. The DCM/INNOVA Fund may engage in active and frequent trading to achieve its investment objectives, and the Fund’s regional rotation strategy may increase the rate of portfolio turnover. In addition, frequently purchasing stocks in a short period prior to the ex-dividend date (the interval between the announcement and the payment of the next dividend) increases the amount of trading costs the DCM/INNOVA Fund will incur and the potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading. The DCM/INNOVA Fund’s portfolio turnover rate may be 100% or more.

Principal Risks of Investing in the DCM/INNOVA Fund. An investment in the DCM/INNOVA Fund is subject to investment risks, including the possible loss of some or all of the money invested. There can be no assurance that the DCM/INNOVA Fund will be successful in meeting its investment objective. Generally, the DCM/INNOVA Fund will be subject to the following additional principal risks:

•	Market Risk. The prices of and the income generated by the DCM/INNOVA Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

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•	Management Style Risk. The performance of the DCM/INNOVA Fund may be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

•	Sector Focus Risk. While the DCM/INNOVA Fund does not focus its investments on a particular sector, the DCM/INNOVA Fund may, at times, be more heavily invested in certain sectors, which may cause the value of its shares to be especially sensitive to factors and economic risks that specifically affect those sectors and may cause the DCM/INNOVA Fund’s share price to fluctuate more widely than the shares of a mutual fund that invests in a broader range of industries.

•	Large-Capitalization Company Risk. Large-capitalization companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. There may be times when the returns for large capitalization companies generally trail returns of smaller companies or the overall stock market.

•	Small-Cap and Mid-Cap Company Risk. Investing in small- and mid-capitalization companies involves greater risk than is customarily associated with larger, more established companies. Small- and mid-cap companies frequently have less management depth and experience, narrower market penetrations, less diverse product lines, less competitive strengths and fewer resources. Due to these and other factors, stocks of small- and mid-cap companies may be more susceptible to market downturns and other events, less liquid and their prices may be more volatile.

•	Foreign Securities Risk. Foreign securities may involve investment risks different from those associated with domestic securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may also be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the DCM/INNOVA Fund to sell its securities and could reduce the value of your shares.

•	Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to the DCM/INNOVA Fund’s transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer, guarantor, or counterparty fails to pay interest, the DCM/INNOVA Fund’s income may be reduced. If the issuer, guarantor, or counterparty fails to repay principal, the value of that security and of the DCM/INNOVA Fund’s shares may be reduced.

•	Interest Rate Risk. The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of the DCM/INNOVA Fund, when investing a significant portion of its assets in bonds or fixed income securities, will vary in response to changes in interest rates. Changes in interest rates may have a significant effect if the Fund is then holding a significant portion of its assets in fixed income securities with long-term maturities. The DCM/INNOVA Fund may be subject to greater risk of rising interest rates due to the current historically low interest rates and the Federal Reserve’s willingness to allow interest rates to rise, if only gradually and moderately.

•	Maturity Risk. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield, but the greater the price stability.

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•	Investment-Grade Securities Risk. Securities rated BBB by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) or higher are considered investment-grade securities. While the DCM/INNOVA Fund may invest in various rated investment grade securities, including securities rated Baa by Moody’s or BBB by S&P or Fitch, such securities are somewhat riskier than more highly rated investment-grade debt obligations and will be subject to higher credit risk and may be subject to greater fluctuations in value than higher-rated securities.

•	Junk Bonds or Lower-Rated Securities Risk. Debt securities rated below BBB by S&P or Fitch and Baa by Moody’s are considered speculative in nature and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities. These fixed income securities are considered “below investment-grade.” The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value (“NAV”). These risks can reduce the DCM/INNOVA Fund’s share prices and the income it earns. These securities are inherently speculative.

•

Derivative Instruments Risk. Derivative instruments, such as covered call options, involve risks different from direct investments in the underlying securities, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid.

The use of options requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. The price the DCM/INNOVA Fund realizes from the sale of a stock option upon exercise of the option could be substantially below its prevailing market price. If a liquid market for an option does not exist, the DCM/INNOVA Fund will not be able to sell the underlying security until the option expires or is exercised. The premiums received by the DCM/INNOVA Fund for writing options may decrease as a result of certain factors, such as a reduction in interest rates, a decline in stock market volumes or a decrease in the price volatility of the underlying securities.

•	Valuation Risks for Non-Exchange Traded Options. The purchase of non-exchange traded call options may result in reduced liquidity (and hence value) for the DCM/INNOVA Fund’s portfolio investments.

•	Risks from Writing Call Options. When the DCM/INNOVA Fund writes (i.e., sells) call options on its portfolio securities it limits its opportunity to profit from the securities and, consequently, the DCM/INNOVA Fund could significantly underperform the market. Writing call options could also result in additional turnover and higher tax liability.

•	Real Estate Securities Risk. To the extent the DCM/INNOVA Fund invests in companies that invest in real estate, such as REITs, the DCM/INNOVA Fund may be subject to risk associated with the real estate market as a whole such as taxation, regulations, and economic and political factors that negatively impact the real estate market.

•	MLP Risks. A MLP is a limited partnership in which the ownership units are publicly traded. MLPs generally acquire interests in natural resource, energy, or real estate assets and distribute the resulting income to investors. Investments in MLPs are generally subject to many of the risks that apply to investments in partnerships, such as limited control and limited voting rights and fewer corporate protections than afforded investors in a corporation. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles, such as adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, a shift in consumer demand or conflicts of interest with the general partner. The benefit derived from the DCM/INNOVA Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes, so any change to this status would adversely affect its value. The DCM/INNOVA Fund’s investment in MLPs may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the MLP’s operating expenses in addition to paying Fund expenses.

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•	Royalty Trust Risks. The DCM/INNOVA Fund may invest in publicly traded royalty trusts. Royalty trusts are special purpose vehicles organized as investment trusts created to make investments in operating companies or their cash flows. A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for the royalty trust’s underlying commodity could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. Further, because natural resources are depleting assets, the income-producing ability of a royalty trust will eventually be exhausted and the royalty trust will need to raise or retain funds to make new acquisitions to maintain its value. The DCM/INNOVA Fund’s investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts' operating expenses in addition to paying Fund expenses.

•

Value Investing Risk. Investments in value stocks present the risk that a stock may decline in value or never reach the value the Advisor believes is its full market value, either because the market fails to recognize what the Advisor considers to be the company’s true business value or because the Advisor’s assessment of the company’s prospects was not correct. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the DCM/INNOVA Fund’s value investment style may go out of favor with investors, negatively affecting the DCM/INNOVA Fund’s performance.

Risks Related to Other Equity Securities. In addition to common stocks, the equity securities in the DCM/INNOVA Fund’s portfolio may include preferred stocks, convertible preferred stocks, convertible bonds, and warrants. Like common stocks, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes. Also, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, including securities held by the DCM/INNOVA Fund, which could also result in losses for the Fund. Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures, is redeemed, or the conversion feature is exercised. As a result of the conversion feature, the interest rate or dividend preference is generally less than if the securities were non-convertible. Warrants entitle the holder to purchase equity securities at specific prices for a certain period of time. The prices do not necessarily move parallel to the prices of the underlying securities and the warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.

•	Risks Related to Portfolio Turnover. Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year’s time. Higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes. High rates of portfolio turnover could lower performance of the DCM/INNOVA Fund due to increased costs and may also result in the realization of capital gains. If the DCM/INNOVA Fund realizes capital gains when it sells its portfolio investments, it must generally distribute those gains to shareholders, increasing their taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains and shareholders would be taxed on short-term capital gains at ordinary income tax rates. Under normal circumstances, the anticipated portfolio turnover rate for the DCM/INNOVA Fund is expected to be more than 100%.

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Performance Information. The bar chart and table shown below provide some indication of the risks of investing in the DCM/INNOVA Fund by showing changes in the Fund’s performance from year to year and by showing how the DCM/INNOVA Fund’s average annual total returns for 1, 5 and 10 years compare to those of a broad-based securities market index. A second index is also included to provide an additional comparison. The DCM/INNOVA Fund’s past performance (before and after taxes) is not necessarily an indication of how the DCM/INNOVA Fund will perform in the future. Updated information on the DCM/INNOVA Fund’s results can be obtained by calling 1-888-484-5766 or by visiting http://www.dcmmutualfunds.com.

DCM/INNOVA High Dividend Income Innovation Fund

Annual Total Returns

25%
20%
15%
10%
5%
0%
-5%
-10%
20.64%
-2.33%
17.94%
16.78%
7.20%
-4.64%
11.34%
13.52%
-4.36%
15.16%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

The DCM/INNOVA Fund’s year to date return through December 31, 2019 was 15.16%.

During the periods shown in the bar chart, the highest return for a quarter was 9.14% during the quarter ended March 31, 2012 and the lowest return for a quarter was -13.29% during the quarter ended September 30, 2011.

Average Annual Total Returns For the Period Ended December 31, 2019	1 Year	5 Years	10 Years
Return before taxes	15.16%	5.83%	8.73%
Return after taxes on distributions	14.68%	3.49%	6.14%
Return after taxes on distributions and sale of shares	9.16%	3.79%	6.04%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	13.56%
Morningstar Moderately Conservative Target Risk Index** Index (reflects no deduction for fees, expenses, or taxes)	15.25%	5.55%	6.26%

**	In prior prospectuses, the DCM/INNOVA Fund compared its performance against the Dow Jones U.S. Select Dividend Total Return Index as its secondary benchmark The Advisor believes the Morningstar Moderately Conservative Target Risk Index is a more appropriate index against which to compare the DCM/INNOVA Fund’s investment strategies, and therefore, the Morningstar Moderately Conservative Target Risk Index will replace the Dow Jones U.S. Select Dividend Total Return index. The Morningstar Moderately Conservative Target Risk Index is an asset allocation index comprised of constituent Morningstar indexes and reflects global equity market exposure of 40% based on an asset allocation methodology from Ibbotson Associates, a Morningstar Company.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold DCM/INNOVA Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (“IRA”).

Management. DCM Advisors, LLC is the investment advisor for the DCM/INNOVA Fund. Dr. Vijay Chopra (Senior Portfolio Manager at the Advisor) is the portfolio manager for the DCM/INNOVA Fund and as such is primarily responsible for the day-to-day management of the DCM/INNOVA Fund’s portfolio. He has served in that capacity since November 16, 2018.

Purchase and Sale of Fund Shares. The DCM/INNOVA Fund’s minimum initial investment is $1,500 ($1,000 under an automatic investment plan) and the DCM/INNOVA Fund’s minimum subsequent investment is $100 ($50 under an automatic investment plan).

Generally you may purchase or redeem shares of the DCM/INNOVA Fund on any business day the New York Stock Exchange (“NYSE”) is open:

•	by mail addressed to the Fund:

U.S. Mail:	Overnight:
DCM/INNOVA High Dividend Income Innovation Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	DCM/INNOVA High Dividend Income Innovation Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

•	by facsimile at 1-877-513-0756;

•	by telephone at 1-888-484-5766; and

•	through authorized Broker-Dealers and Financial Intermediaries (collectively “Financial Intermediaries”).

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Tax Information. The DCM/INNOVA Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA. Such tax deferred arrangements may be taxed later upon withdrawals of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the DCM/INNOVA Fund through a broker-dealer or other financial intermediary (such as a bank), the DCM/INNOVA Fund and its related companies may pay the intermediary for the sale of DCM/INNOVA Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the DCM/INNOVA Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

An investment in the DCM/INNOVA Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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FUND SUMMARY

LEBENTHAL ULTRA SHORT TAX-FREE INCOME FUND

Investment Objective. The Lebenthal Ultra Short Tax-Free Income Fund (the “Lebenthal Fund”) seeks a high level of current income exempt from federal income tax consistent with relative stability of principal.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Lebenthal Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $250,000 in the Lebenthal Fund. More information about these and other discounts is available from your financial professional and in this Prospectus in the “Sales Charges and Financial Intermediary Compensation - Class A Shares” section beginning on page [ ] and in the Funds’ Statement of Additional Information (“SAI”) in the “Additional Purchase and Redemption Information” section beginning on page []. You may be required to pay a commission to your financial intermediary for purchases of Class I Shares. Such commissions are not reflected in the tables or the example below.

Shareholder Fees

(fees paid directly from your investment)

	Class A Shares	Class I Shares
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	0.50%	None
Maximum Deferred Sales Charge (Load) as a % of Original Cost of Shares	0.25%[1]	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Class A Shares		Class I Shares
Management Fees	0.42%	0.42%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses[2]	0.59%	0.59%
Acquired Fund Fees and Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	1.26%	1.01%
Fee Reductions and/or Expense Reimbursements[3]	(0.52%)	(0.52%)
Total Annual Fund Operating Expenses After	0.74%	0.49%
Fee Reductions and/or Expense Reimbursements[3]

1	In the case of investments at or above $250,000, a contingent deferred sales charge (CDSC) of up to 0.25% may be charged on Class A shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

2	“Other Expenses” are based on estimated amounts.

3	DCM Advisors, LLC (the “Advisor”) has entered into an Expense Limitation Agreement with the Lebenthal Fund (the “Expense Limitation Agreement”) under which it has contractually agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Lebenthal Fund and to assume other expenses of the Lebenthal Fund, if necessary, in an amount that limits the Lebenthal Fund’s annual operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Lebenthal Fund’s business, dividend expense on securities sold short, “acquired fund fees and expenses,” and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”)) to not more than .49% of the average daily net assets of each Class of Shares for the period ending December 31, 2021. The Expense Limitation Agreement may not be terminated prior to that date without the approval of the Board of Trustees (the “Board” or “Trustees”) of Centaur Mutual Funds Trust (the “Trust”). The Expense Limitation Agreement will terminate automatically if the Lebenthal Fund’s investment advisory agreement with the Advisor is terminated.

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Example. This example is intended to help you compare the cost of investing in the Lebenthal Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Lebenthal Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Lebenthal Fund’s operating expenses remain the same, except that the contractual arrangement to reduce Management Fees and reimburse expenses remains in effect only until December 31, 2021. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A Shares	$125	$396
Class I Shares	$50	$270

Portfolio Turnover. The Lebenthal Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Lebenthal Fund’s performance. The Lebenthal Fund is new and therefore does not yet have a portfolio turnover rate. However, the Lebenthal Fund expects to have a portfolio turnover rate of over 100% of the average value of its portfolio.

Principal Investment Strategies. The Lebenthal Fund invests primarily in municipal securities, the income from which is exempt from federal income tax. Under normal circumstances, at least 80% of the Lebenthal Fund’s net assets (including the amount of any borrowing for investment purposes) will be invested in municipal securities, the income from which is exempt from federal income tax. This is a fundamental policy that may be changed only by a shareholder vote. In addition to investing in municipal securities that are exempt from federal income tax, the Lebenthal Fund may invest up to 20% of the Fund’s assets in municipal securities, the interest of which may be subject to federal alternative minimum tax, or in cash or cash equivalent investments.

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Municipal securities are securities issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities and other groups with the authority to act for the municipalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal securities may include, but are not limited to, variable rate demand obligations, short-term municipal notes, municipal bonds, tax exempt commercial paper, private activity and industrial development bonds, tax anticipation notes, and participations in pools of municipal securities. Municipal securities also include instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal securities, such as tender option bonds and participation interests in all or part of specific holdings of municipal obligations, provided that the applicable issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax. Additionally, municipal securities include all other instruments that directly or indirectly provide economic exposure to income which is derived from municipalities. The Lebenthal Fund may invest principally in any of the municipal securities described herein subject to overall availability, price, and the Advisor’s view of the needs and structure of the Lebenthal Fund’s portfolio at the time of purchase.

In managing the Lebenthal Fund’s investments, the Advisor buys and sells securities and investments for the Lebenthal Fund based on its view of individual securities and market sectors. The Advisor looks for investments in individual municipal securities that it believes will perform well over market cycles. The Advisor considers a market cycle to generally be a period of rising interest rates followed by declining interest rates or declining interest rates followed by rising interest rates, as well as, a period of change in the general economic trends of the overall economy such as inflation, deflation, expansion or contraction. The Advisor is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the legal and technical structure of the transaction.

The securities in which the Lebenthal Fund invests may be of any maturity, but under normal market conditions, the Lebenthal Fund intends its portfolio of municipal securities to have an average weighted maturity of one year or less. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual securities in the Lebenthal Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of the Lebenthal Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect.

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The securities in which the Lebenthal Fund invests may have fixed rates of return or floating or variable rates. The Lebenthal Fund’s assets may at times be significantly or entirely invested in short-term municipal instruments such as variable rate demand notes, short-term notes and tax-exempt commercial paper. Their yields will vary as interest rates change. The Lebenthal Fund may also invest in municipal mortgage-backed and asset-backed securities, as well as auction rate securities and restricted securities. The Lebenthal Fund may invest a portion of its assets in municipal mortgage- backed securities at the Advisor’s discretion. The Lebenthal Fund may also invest in zero-coupon securities. Zero-coupon securities do not pay interest or principal until maturity and are bought at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero-coupon security.

The securities in which the Lebenthal Fund invests must, at the time of investment, be rated as investment grade, as determined by the various rating agencies, or if unrated, of comparable quality as determined by the Advisor. Investment grade securities carry a minimum rating of Baa3, BBB–, or BBB– by Moody’s Investors Service Inc. (“Moody’s”), S&P Global Ratings (“S&P”), or Fitch Ratings, Inc. (“Fitch”), respectively, or the equivalent by another nationally recognized statistical rating organization (NRSRO), or are unrated but deemed by the Advisor to be of comparable quality. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade. If a security’s credit rating is downgraded after the Lebenthal Fund’s investment, the Advisor will monitor the situation to decide if the Lebenthal Fund needs to take any action. The Lebenthal Fund may choose to retain or sell securities that are downgraded or decline in credit quality to below investment grade.

The Advisor closely monitors the Lebenthal Fund’s investments and makes adjustments as the Advisor deems necessary or appropriate. Because the Lebenthal Fund intends to purchase municipal securities with an average weighted maturity of one year or less, the Lebenthal Fund expects to engage in frequent portfolio transactions. Under normal circumstances, the anticipated portfolio turnover rate for the Lebenthal Fund is expected to be greater than 100%.

The Lebenthal Fund is not a money market fund and is not subject to the special regulatory requirements (including maturity and credit quality constraints) designed to enable money market funds to maintain a stable share price.

Principal Risks of Investing in the Lebenthal Fund. An investment in the Lebenthal Fund is subject to investment risks, including the possible loss of some or all of the money invested. There can be no assurance that the Lebenthal Fund will be successful in meeting its investment objective. Generally, the Lebenthal Fund will be subject to the following additional principal risks:

●	Market Risk. The Lebenthal Fund’s investments are subject to general market risk, which is the risk that the value of the securities in the Lebenthal Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Advisor’s control, including fluctuating in interest rates, the investment quality of the Lebenthal Fund’s investments, economic conditions, and the market conditions of debt securities. Securities in the Lebenthal Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

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●	Municipal Securities Risk. The risk of municipal securities generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. Municipal obligations can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term Municipal bonds and higher for long term Municipal bonds.

Municipal Bond Tax Risk – A municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax exemption may be less valuable, causing the value of a municipal bond to decline.

Municipal Market Volatility and Illiquidity Risk – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Lebenthal Fund may not be able to readily sell bonds without the sale significantly changing the market value of the bond. If the Lebenthal Fund needed to sell large blocks of bonds to meet shareholder redemption request or to raise cash, those sales could further reduce the bonds’ prices.

Municipal Sector Risk – From time to time the Lebenthal Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Lebenthal Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Lebenthal Fund’s investment performance.

●	Interest Rate Risk. The Lebenthal Fund invests primarily in bonds and other debt or fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Lebenthal Fund’s investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Lebenthal Fund may be subject to greater risk of rising interest rates due to the recent period of historically low rates.

●	Credit Risk. The Lebenthal Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. If an issuer’s or a counterparty’s financial condition worsens, the credit quality of the issuer or counterparty may deteriorate. Credit spreads may increase, which may reduce the market values of the Lebenthal Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

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●	Prepayment Risk. Some debt securities allow the issuer to call a debt security for redemption before it matures or repay principal in advance. If this happens, the Lebenthal Fund may be required to invest the proceeds in securities with lower yields. The Lebenthal Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in unexpected capital losses.

●	Management Style Risk. The Advisor’s method of security selection may not be successful and the Lebenthal Fund may underperform relative to other mutual funds that have a similar investment objective. In addition, the Advisor may select investments that fail to perform as anticipated or achieve the value desired.

●	Alternative Minimum Tax Risk. The Lebenthal Fund may invest in municipal securities, the interest on which may be subject to the federal alternative minimum tax.

●	Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Lebenthal Fund’s ability to sell the securities at any given time. Such securities also may lose value.

●	Structured Product Risk. Structured products, such as tender option bonds, involve structural complexities and potential risks that may not be present where a municipal security is owned directly. These enhanced risks may include additional counterparty risk (the risk that the counterparty will not fulfill its contractual obligations) and call risk (the risk that the instruments will be called and the proceeds may need to be reinvested). Additionally, an active trading market for such instruments may not exist. To the extent that a structured product provides a put, a fund may receive a lower interest rate in return for such feature and will be subject to the risk that the put provider will be unable to honor the put feature (purchase the security). Finally, short-term municipal or tax-exempt structured products may present tax issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Lebenthal Fund.

●	Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related and asset-backed securities, including certain municipal housing authority obligations, are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline and become illiquid. These securities are also subject to prepayment and call risk. In periods of declining interest rates, the Lebenthal Fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. When mortgages and other obligations are prepaid and when securities are called, the Lebenthal Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Lebenthal Fund may be subject to extension risk which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, the Lebenthal Fund may exhibit additional volatility.

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●	Taxability Risk. The Lebenthal Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after the Lebenthal Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable and the Lebenthal Fund’s dividends with respect to that bond might be subject to federal income tax.

●	Zero-Coupon Bond Risk. The market value of a zero-coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that pay interest periodically.

●	Auction Rate Securities Risk. The auction rate municipal securities the Lebenthal Fund may purchase will typically have a long-term nominal maturity for which the interest rate is regularly reset through a “Dutch” auction. The interest rate set by the auction is the lowest interest rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities, which may adversely affect the liquidity and price of auction rate securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security.

●	Transactions Risk. The Lebenthal Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Lebenthal Fund shares may adversely affect the Lebenthal Fund’s performance to the extent that the Lebenthal Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

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●	New Fund Risk. The Lebenthal Fund is new and has no operating history. Accordingly, investors in the Lebenthal Fund bear the risk that the Lebenthal Fund may not be successful in implementing its investment strategy or growing to an economically viable size.

●	Valuation Risk. The price that the Lebenthal Fund could receive upon the sale of any particular portfolio investment may differ from the Lebenthal Fund’s valuation of the investment, particularly for securities that trade in volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Lebenthal Fund, and the Lebenthal Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

●	Yield Risk. The amount of income received by the Lebenthal Fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Lebenthal Fund’s expenses could absorb all or a significant portion of the Lebenthal Fund’s income. If interest rates increase, the Lebenthal Fund’s yield may not increase proportionately.

●	Portfolio Turnover Risk. The Lebenthal Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover necessarily results in greater transaction costs which may reduce Lebenthal Fund performance. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

Performance Information. The Lebenthal Fund is newly organized and therefore does not have a performance history for a full calendar year to report. After the Fund has returns for a full calendar year, this Prospectus will then be updated to provide performance information which will provide some indication of the risks of investing in the Lebenthal Fund by comparing the Lebenthal Fund’s performance with a broad measure of market performance. The Lebenthal Fund’s past performance (before and after taxes) is not necessarily an indication of how the Lebenthal Fund will perform in the future. Updated information on the Lebenthal Fund’s results can be obtained by calling 1-888-484-5766 or by visiting http://www.dcmmutualfunds.com.

Management. DCM Advisors, LLC is the investment advisor for the Lebenthal Fund. Gregory Serbe (Senior Portfolio Manager at the Advisor) is the portfolio manager for the Lebenthal Fund and as such is primarily responsible for the day-to-day management of the Lebenthal Fund’s portfolio. Mr. Serbe has served in his capacity as portfolio manager for the Lebenthal Fund since the Fund’s inception.

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Purchase and Sale of Fund Shares. The Lebenthal Fund’s minimum initial investment is $1,500 for Class A Shares and $250,000 for Class I Shares. The Lebenthal Fund’s minimum subsequent investment is $50 for Class A Shares. Class I Shares do not have a minimum subsequent investment.

Generally you may purchase or redeem shares of the Fund on any business day the New York Stock Exchange (“NYSE”) is open:

●	by mail addressed to Lebenthal Ultra Short Tax-Free Income Fund:

U.S. Mail: Overnight:

Lebenthal Ultra Short Tax-Free Income Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	Lebenthal Ultra Short Tax-Free Income Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

by facsimile at 1-877-513-0756;

●	by telephone at 1-888-484-5766; and

●	through authorized Broker-Dealers and Financial Intermediaries.

Tax Information. The Lebenthal Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however, the Lebenthal Fund may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Lebenthal Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes. When your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, you may be subject to federal income tax on ordinary income or capital gains upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Lebenthal Fund through a broker-dealer or other financial intermediary (such as a bank), the Lebenthal Fund and its related companies may pay the intermediary for the sale of Lebenthal Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Lebenthal Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

An investment in the Lebenthal Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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ADDITIONAL INFORMATION ABOUT THE FUNDS

INVESTMENT OBJECTIVE OF THE DCM/INNOVA FUND

The DCM/INNOVA Fund seeks maximum total return through a combination of capital appreciation and current income. The DCM/INNOVA Fund’s investment objective may be changed by the Board without shareholder approval upon at least sixty (60) days’ prior written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES OF THE DCM/INNOVA FUND

In seeking to achieve its objective, the DCM/INNOVA Fund invests in equity securities of companies that the Advisor believes are undervalued in the securities markets, but which also offer high dividend yields relative to the yield of the broad market averages such as the S&P 500 Total Return Index. The DCM/INNOVA Fund typically invests in common stocks and other equity securities, which may include securities issued by real estate investment trusts (REITs), publicly traded master limited partnerships (MLPs) or royalty trusts, as well as preferred stocks, convertible preferred stocks, and warrants. Under normal circumstances, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of U.S. and foreign companies that either have paid a dividend in the 12 months prior to the DCM/INNOVA Fund’s purchase of the security, or are expected by the Advisor to pay a dividend within 12 months following the Fund’s purchase of the security. The DCM/INNOVA Fund’s investment policy with respect to 80% of its net assets may be changed by the Board without shareholder approval as long as shareholders are given at least 60 days’ advance written notice of the change. The DCM/INNOVA Fund may invest in companies of any market capitalization and its foreign companies may include companies domiciled in emerging markets.

The DCM/INNOVA Fund may seek to enhance the level of dividend income it receives by engaging in regional rotation trading. In a regional rotation trade, the DCM/INNOVA Fund would sell a stock that has declared its dividend and no longer trades with an entitlement to the dividend, and purchase a stock in another region that is about to declare a dividend. By entering into a series of such trades, the DCM/INNOVA Fund seeks to augment the amount of dividend income it receives over the course of a year.

The DCM/INNOVA Fund may invest in companies of any market capitalization. The DCM/INNOVA Fund will generally consider selling a security when, in the portfolio manager’s opinion, there is a risk of significant deterioration in the company’s fundamentals, or there is a change in business strategy or issuer-specific business outlook that affects the original investment case. The DCM/INNOVA Fund will also consider selling a security if, in the portfolio manager’s opinion, a superior investment opportunity arises. Also, the DCM/INNOVA Fund may consider selling a security as part of the DCM/INNOVA Fund’s regional rotation trading strategy. The DCM/INNOVA Fund may engage in active and frequent trading to achieve its investment objectives, and the DCM/INNOVA Fund’s regional rotation strategy may increase the rate of portfolio turnover. In addition, frequently purchasing stocks in a short period prior to the ex-dividend date (the interval between the announcement and the payment of the next dividend) increases the amount of trading costs the Fund will incur and the potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading. The DCM/INNOVA Fund’s portfolio turnover rate is expected to be 100% or more.

In addition to investing in equity securities that offer high dividend yields, the Advisor may seek to generate income from selling covered call options on securities in the DCM/INNOVA Fund. The use of covered call options in combination with the purchase of equity securities allows for the inclusion of undervalued, non-dividend paying stocks in the DCM/INNOVA Fund’s portfolio while still satisfying the DCM/INNOVA Fund’s goal of generating investment income. Securities so purchased will be selected based upon the Advisor’s determination of the attractiveness and risk profile of the underlying stock as well as the income potential of selling covered call options on the security. The Advisor may use the above strategies to structure the DCM/INNOVA Fund’s investment portfolio in such a way as to seek to achieve an income yield superior to that of the S&P 500 Total Return Index. The DCM/INNOVA Fund may also invest in non-dividend paying stocks without selling covered call options if the Advisor believes the stocks can produce significant capital appreciation.

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At the discretion of the Advisor, the DCM/INNOVA Fund may allocate its capital to bonds and short-term instruments. The DCM/INNOVA Fund may purchase bonds of any credit quality, maturity, or yield. The DCM/INNOVA Fund may invest in investment-grade fixed income securities and securities that are below investment-grade (i.e., “junk bonds”) or short-term, highly liquid investments, such as money market instruments, U.S. government obligations, commercial paper, repurchase agreements, and other cash or cash equivalent positions. The DCM/INNOVA Fund primarily invests in securities of U.S. companies, but may also invest in foreign companies.

The Advisor will vary the percentage of the DCM/INNOVA Fund’s assets allocated to each of the above categories based on the Advisor’s judgment of the attractiveness of available investment opportunities as well as market and economic conditions. The Advisor regularly reviews the DCM/INNOVA Fund’s allocations and makes changes to favor investments that it believes will provide the most favorable outlook for achieving the DCM/INNOVA Fund’s investment objective.

In selecting common stocks and other equity securities for the DCM/INNOVA Fund, the Advisor seeks to identify companies that it understands well and that possess one or more of the following characteristics:

•	Positive (or projected positive) revenue or profit trends;

•	Healthy balance sheet, characterized by ample cash relative to debt, efficient working capital management, high or increasing liquidity, or other metrics that the Advisor believes indicate the company’s ability to withstand unexpected shocks, reinvest in the business, and improve its business prospects and circumstances;

•	Strong free cash flow generation;

•	Powerful and sustainable competitive advantages;

•	Management team that: (i) operates the business well and has a sound strategy to build it over time; (ii) allocates capital wisely to enhance shareholder value; and (iii) has high integrity;

•	Policies (e.g., compensation structures) that do not significantly dilute shareholders’ ownership; or

•	High dividend yields.

•	Substantial discount from a price at which the securities of comparable businesses have been sold in arms’ length transactions between parties judged to be competent businesspersons;

•	Substantial discount to the value of the business determined by cash flow analysis and qualitative strengths; and/or

•	Substantial discount from asset value based on the total value of the company’s individual parts and assets, less the present value of its liabilities.

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The DCM/INNOVA Fund may also buy a security at a more modest discount to the Advisor’s estimate of intrinsic value if the Advisor believes that the security’s dividend yield is sufficiently high, secure, and/or likely to grow over time.

In selecting bonds for the DCM/INNOVA Fund, the Advisor examines the relationships of current yield and risk of the bonds as compared to available equity securities.

The DCM/INNOVA Fund will generally consider selling a security when, in the portfolio manager’s opinion, there is a risk of significant deterioration in the company’s fundamentals, or there is a change in business strategy or issuer-specific business outlook that affects the original investment case. The DCM/INNOVA Fund will also consider selling a security if, in the portfolio manager’s opinion, a superior investment opportunity arises. Also, the DCM/INNOVA Fund may consider selling a security as part of the DCM/INNOVA Fund’s regional rotation trading strategy. The DCM/INNOVA Fund may engage in active and frequent trading to achieve its investment objectives, and the DCM/INNOVA Fund’s regional rotation strategy may increase the rate of portfolio turnover. In addition, frequently purchasing stocks in a short period prior to the ex-dividend date (the interval between the announcement and the payment of the next dividend) increases the amount of trading costs the DCM/INNOVA Fund will incur and the potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading. The DCM/INNOVA Fund’s portfolio turnover rate may be 100% or more.

PRINCIPAL RISKS OF INVESTING IN THE DCM/INNOVA FUND

Investments in the DCM/INNOVA Fund are subject to investment risks, including the possible loss of some or all of the money invested. There can be no assurance that the DCM/INNOVA Fund will be successful in meeting its investment objective. Generally, the DCM/INNOVA Fund will be subject to the following additional principal risks:

Market Risk. Market risk refers to the possibility that the value of equity securities held by the DCM/INNOVA Fund may decline due to daily fluctuations in the securities markets. Stock prices change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general. The price of a stock may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general equity market conditions. In a declining stock market, prices for all companies (including those in the DCM/INNOVA Fund’s portfolio) may decline regardless of their long-term prospects. The DCM/INNOVA Fund’s performance per share will change daily in response to such factors.

Management Style Risk. Different types of securities tend to shift into and out of favor with stock market investors depending on market and economic conditions. The returns from the types of stocks purchased by the DCM/INNOVA Fund may at times be better or worse than the returns from other types of stocks (e.g., large-cap, mid-cap, growth, value, etc.). Each type of stock tends to go through cycles of performing better or worse than the stock market in general. The performance of the DCM/INNOVA Fund may thus be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

Sector Risk. While the DCM/INNOVA Fund does not focus its investments on a particular sector, it may from time to time be heavily invested in a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the DCM/INNOVA Fund’s share prices may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the DCM/INNOVA Fund may invest in more heavily will vary.

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Large-Capitalization Company Risk. Large-capitalization companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. There may be times when the returns for large capitalization companies generally trail returns of smaller companies or the overall stock market.

Small-Cap and Mid-Cap Company Risk. Investing in small- and mid-capitalization companies involves greater risk than is customarily associated with larger, more established companies. Small- and mid-cap companies frequently have less management depth and experience, narrower market penetrations, less diverse product lines, less competitive strengths and fewer resources. Due to these and other factors, stocks of small- and mid-cap companies may be more susceptible to market downturns and other events, less liquid, and their prices may be more volatile.

Foreign Securities Risk. To the extent the DCM/INNOVA Fund invests in foreign securities, these securities may involve investment risks different from those associated with domestic securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may also be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the DCM/INNOVA Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid, and economies that are less developed. In addition, the sale of a foreign security may subject the DCM/INNOVA Fund to foreign tax withholding which can reduce the DCM/INNOVA Fund’s returns and the value of your shares. See the Funds’ SAI for additional information regarding foreign securities risk.

Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to the DCM/INNOVA Fund’s transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer, guarantor, or counterparty fails to pay interest, the DCM/INNOVA Fund’s income may be reduced. If the issuer, guarantor, or counterparty fails to repay principal, the value of that security and of the DCM/INNOVA Fund’s shares may be reduced. The DCM/INNOVA Fund may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans, which involve a promise by a third party to honor an obligation to the DCM/INNOVA Fund. Credit risk is particularly significant to the DCM/INNOVA Fund when investing a portion of its assets in junk bonds or lower than investment-grade securities.

Interest Rate Risk. The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of the DCM/INNOVA Fund, when investing a significant portion of its assets in bonds or fixed income securities, will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of the DCM/INNOVA Fund’s investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect if the DCM/INNOVA Fund is then holding a significant portion of its assets in fixed income securities with long-term maturities. The DCM/INNOVA Fund may be subject to greater risk of rising interest rates due to the current historically low interest rates and the Federal Reserve’s willingness to allow interest rates to rise, if only gradually and moderately.

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In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but also the yield can drop, particularly where the yield is tied to changes in interest rates, such as adjustable mortgages. Also, when interest rates drop, the holdings of mortgage-backed securities by the DCM/INNOVA Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than expected since the amount prepaid by those owners must be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by the DCM/INNOVA Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

Maturity Risk. Maturity risk is another factor that can affect the value of the DCM/INNOVA Fund’s debt holdings. The DCM/INNOVA Fund may hold investments in debt securities of any maturity. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield, but the greater the price stability.

Investment-Grade Securities Risk. Debt securities are rated by national bond rating agencies. Securities rated BBB by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) or higher are considered investment-grade securities. The Fund may invest in various rated investment-grade securities including securities rated Baa by Moody’s or BBB by S&P or Fitch. While these rated securities are considered investment-grade, such securities are somewhat riskier than more highly rated investment-grade obligations (those rated A or better by S&P and Aa or better by Moody’s) because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. Such investment-grade securities will be subject to higher credit risk and may be subject to greater fluctuations in value than higher-rated securities.

Junk Bonds or Lower-rated Securities Risk. To the extent the DCM/INNOVA Fund invests in fixed income securities that are below investment-grade, including junk bonds, as part of its principal investment strategy, risk related to such investments is a factor that can affect the DCM/INNOVA Fund’s value. Debt securities rated below BBB by S&P or Fitch and Baa by Moody’s are considered speculative in nature and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These fixed income securities are considered “below investment-grade.” The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the DCM/INNOVA Fund’s NAV. These risks can reduce the DCM/INNOVA Fund’s share prices and the income it earns. These securities are inherently speculative.

Derivative Instruments Risk. Derivative instruments such as covered call options, futures contracts, option contracts, and options on future contracts are generally investments whose value depends on (or is derived from) the value of the underlying assets, interest rate, or index. Derivative instruments involve risks different from direct investments in the underlying securities, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid. The use of options requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. The price the DCM/INNOVA Fund realizes from the sale of a stock option upon exercise of the option could be substantially below its prevailing market price. If a liquid market for an option does not exist, the DCM/INNOVA Fund will not be able to sell the underlying security until the option expires or is exercised. The premiums received by the DCM/INNOVA Fund for writing options may decrease as a result of certain factors, such as a reduction in interest rates, a decline in stock market volumes or a decrease in the price volatility of the underlying securities. When the DCM/INNOVA Fund sells covered call options, the DCM/INNOVA Fund gives up additional appreciation in the stock above the strike price since there is the obligation to sell the stock at the covered call option’s strike price.

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Valuation Risks for Non-Exchange Traded Options. The purchase of non-exchange traded put and call options may result in reduced liquidity (and hence value) for the DCM/INNOVA Fund’s portfolio investments. This is because the DCM/INNOVA Fund may have a more difficult time securing a willing buyer or seller (as the case may be) for non-exchange traded put and call options.

Risks from Writing Call Options. When the DCM/INNOVA Fund writes (i.e., sells) call options on its portfolio securities it limits its opportunity to profit from the securities and, consequently, the DCM/INNOVA Fund could significantly underperform the market. Writing call options could also result in additional turnover and higher tax liability.

Real Estate Securities Risk. To the extent the DCM/INNOVA Fund invests in companies that invest in real estate, such as REITs, the DCM/INNOVA Fund may be subject to risk associated with the real estate market as a whole such as taxation, regulations, and economic and political factors that negatively impact the real estate market.

MLP Risks. A MLP is a limited partnership in which the ownership units are publicly traded. MLPs generally acquire interests in natural resource, energy, or real estate assets and distribute the resulting income to investors. Investments in MLPs are generally subject to many of the risks that apply to investments in partnerships, such as limited control and limited voting rights and fewer corporate protections than afforded investors in a corporation. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles, such as adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, a shift in consumer demand or conflicts of interest with the general partner. The benefit derived from the DCM/INNOVA Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes, so any change to this status would adversely affect its value. The DCM/INNOVA Fund’s investment in MLPs may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the MLP’s operating expenses in addition to paying DCM/INNOVA Fund expenses.

Royalty Trust Risks. The DCM/INNOVA Fund may invest in publicly traded royalty trusts. Royalty trusts are special purpose vehicles organized as investment trusts created to make investments in operating companies or their cash flows. A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for the royalty trust’s underlying commodity could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. Further, because natural resources are depleting assets, the income-producing ability of a royalty trust will eventually be exhausted and the royalty trust will need to raise or retain funds to make new acquisitions to maintain its value. The DCM/INNOVA Fund’s investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts' operating expenses in addition to paying Fund expenses.

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Risks Related to Other Equity Securities. In addition to common stocks, the equity securities in the DCM/INNOVA Fund’s portfolio may include preferred stocks, convertible preferred stocks, convertible bonds, and warrants. Like common stocks, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the DCM/INNOVA Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the DCM/INNOVA Fund. Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures or is redeemed, or the conversion privilege is exercised. As a result of the conversion feature, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form. Warrants entitle the holder to purchase equity securities at specific prices for a certain period of time. The prices do not necessarily move parallel to the prices of the underlying securities and the warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.

Portfolio Turnover Risk. Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year’s time. Higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes. The DCM/INNOVA Fund may sell portfolio securities without regard to the length of time they have been held due to securities no longer being undervalued in the opinion of the Advisor and/or in order to take advantage of new investment opportunities or changing market conditions. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the DCM/INNOVA Fund. High rates of portfolio turnover could lower performance of the DCM/INNOVA Fund due to increased costs and may also result in the realization of capital gains. If the DCM/INNOVA Fund realizes capital gains when it sells particular portfolio investments, it must generally distribute those gains to shareholders, increasing their taxable distributions. Under normal circumstances, the anticipated portfolio turnover rate for the DCM/INNOVA Fund is generally expected to be more than 100%.

Value Investing Risk. Investments in value stocks present the risk that a stock may decline in value or never reach the value the Advisor believes is its full market value, either because the market fails to recognize what the Advisor considers to be the company’s true business value or because the Advisor’s assessment of the company’s prospects was not correct. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the DCM/INNOVA Fund’s value investment style may go out of favor with investors, negatively affecting the DCM/INNOVA Fund’s performance.

INVESTMENT OBJECTIVE OF THE LEBENTHAL FUND

The Lebenthal Fund seeks a high level of current income exempt from federal income tax consistent with relative stability of principal. The Lebenthal Fund’s investment objective may be changed without shareholder approval upon at least sixty (60) days’ prior written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES OF THE LEBENTHAL FUND

In seeking to achieve its objective, the Lebenthal Fund invests primarily in municipal securities, the income from which is exempt from federal income tax. Under normal circumstances, at least 80% of Fund’s net assets (including the amount of any borrowing for investment purposes) will be invested in municipal securities, the income from which is exempt from federal income tax. This is a fundamental policy that may be changed only by a shareholder vote. In addition to investing in municipal securities that are exempt from federal income tax, the Lebenthal Fund may invest up to 20% of the Fund’s assets in municipal securities, the interest of which may be subject to federal alternative minimum tax, or in cash or cash equivalent investments.

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Municipal securities are securities issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities and other groups with the authority to act for the municipalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal securities may include, but are not limited to, variable rate demand obligations, short-term municipal notes, municipal bonds, tax exempt commercial paper, private activity and industrial development bonds, tax anticipation notes, and participations in pools of municipal securities. Municipal securities also include instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal securities, such as tender option bonds and participation interests in all or part of specific holdings of municipal obligations, provided that the applicable issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax. Additionally, municipal securities include all other instruments that directly or indirectly provide economic exposure to income which is derived from municipalities. The Lebenthal Fund may invest principally in any of the municipal securities described herein subject to overall availability, price, and the Advisor’s view of the needs and structure of the Lebenthal Fund’s portfolio at the time of purchase.

In managing the Lebenthal Fund’s investments, the Advisor buys and sells securities and investments for the Lebenthal Fund based on its view of individual securities and market sectors. The Advisor looks for investments in individual municipal securities that it believes will perform well over market cycles. The Advisor considers a market cycle to generally be a period of rising interest rates followed by declining interest rates or declining interest rates followed by rising interest rates, as well as, a period of change in the general economic trends of the overall economy such as inflation, deflation, expansion or contraction. The Advisor is value oriented and seeks to invest in municipal securities that it believes have the best relative value available in the market at the time the investment is made for the Lebenthal Fund. In assessing the best relative value municipal security available in the market, the Advisor seeks to perform a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity risk, and the legal and technical structure of the transaction. Additionally, the Advisor will generate value- oriented bids for unique municipal security positions from approved dealers. Finally, the Advisor seeks municipal securities that are relatively mispriced and under-valued, in the Advisor’s opinion, and, possibly due to supply/demand imbalances or "headline" misperceptions, offer special value relative to large general market offerings.

The securities in which the Lebenthal Fund invests may be of any maturity, but under normal market conditions, the Lebenthal Fund intends its portfolio of municipal securities to have an average weighted maturity of one year or less. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual securities in the Lebenthal Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of the Lebenthal Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect.

The securities in which the Lebenthal Fund invests may have fixed rates of return or floating or variable rates. The Lebenthal Fund’s assets may at times be significantly or entirely invested in short-term municipal instruments such as variable rate demand notes, short-term notes and tax-exempt commercial paper. Their yields will vary as interest rates change. The Lebenthal Fund may also invest in municipal mortgage-backed and asset- backed securities, as well as auction rate securities and restricted securities. In deciding whether to purchase mortgage-backed, asset backed, auction rate or restricted securities, the Advisor will assess the expected quality of the issuer of the securities and whether the security adds to the overall diversification of the Lebenthal Fund’s portfolio. With respect to asset-backed securities, the Advisor will also evaluate the relative importance of the project to the local economy and the likelihood of a successful completion of the project. The Lebenthal Fund may invest a portion of its assets in municipal mortgage-backed securities at the Advisor’s discretion. The Fund may also invest in zero-coupon securities. Zero-coupon securities do not pay interest or principal until maturity and are bought at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero-coupon security.

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The securities in which the Lebenthal Fund invests must, at the time of investment, be rated as investment grade, as determined by the various rating agencies, or if unrated, of comparable quality as determined by the Advisor. Investment grade securities carry a minimum rating of Baa3, BBB–, or BBB– by Moody’s, S&P, or Fitch, respectively, or the equivalent by another nationally recognized statistical rating organization (NRSRO), or are unrated but deemed by the Advisor to be of comparable quality. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade. If a security’s credit rating is downgraded after the Lebenthal Fund’s investment, the Advisor will monitor the situation to decide if the Lebenthal Fund needs to take any action. The Lebenthal Fund may choose to retain or sell securities that are downgraded or decline in credit quality to below investment grade.

The Advisor closely monitors the Lebenthal Fund’s investments and makes adjustments as the Advisor deems necessary or appropriate. Because the Fund intends to purchase municipal securities with an average weighted maturity of one year or less, the Lebenthal Fund expects to engage in frequent portfolio transactions. Under normal circumstances, the anticipated portfolio turnover rate for the Lebenthal Fund is expected to be greater than 100%.

The Lebenthal Fund is not a money market fund and is not subject to the special regulatory requirements (including maturity and credit quality constraints) designed to enable money market funds to maintain a stable share price.

PRINCIPAL RISKS OF INVESTING IN THE LEBENTHAL FUND

Investments in the Lebenthal Fund are subject to investment risks, including the possible loss of some or all of the money invested. There can be no assurance that the Lebenthal Fund will be successful in meeting its investment objective. Generally, the Lebenthal Fund will be subject to the following additional principal risks:

Market Risk. The Lebenthal Fund’s investments are subject to general market risk, which is the risk that the value of the securities in the Lebenthal Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Advisor’s control, including fluctuating in interest rates, the investment quality of the Lebenthal Fund’s investments, economic conditions, and the market conditions of debt securities. Securities in the Lebenthal Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Municipal Securities Risk. The risk of municipal securities generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could decrease the Lebenthal Fund’s income or hurt its ability to preserve capital and liquidity. Municipal obligations can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. In addition, an insolvent municipality may file for bankruptcy. For example, the federal Bankruptcy Code can provide a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. Municipal obligations can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal obligations also have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term municipal bonds and higher for long term municipal bonds.

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Municipal Bond Tax Risk. A municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax exemption may be less valuable, causing the value of a municipal bond to decline.

Municipal Market Volatility and Illiquidity Risk. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Lebenthal Fund may not be able to readily sell bonds without the sale significantly changing the market value of the bond. If the Lebenthal Fund needed to sell large blocks of bonds to meet shareholder redemption request or to raise cash, those sales could further reduce the bonds’ prices.

Municipal Sector Risk. From time to time the Lebenthal Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Lebenthal Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Lebenthal Fund’s investment performance

Interest Rate Risk. The Lebenthal Fund invests primarily in bonds and other debt or fixed income securities. The value of these types of securities change based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Your investment will decline in value if the value of these investments decreases. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Lebenthal Fund may be subject to greater risk of rising interest rates due to the recent period of historically low rates.

Credit Risk. The Lebenthal Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely on securities, repurchase agreements or other investments held by the Lebenthal Fund. Such defaults could result in losses to the Lebenthal Fund. In addition, the credit quality of securities held by the Lebenthal Fund may be lowered if an issuer’s or a counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Lebenthal Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Prices of the Lebenthal Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Lebenthal Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

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Prepayment Risk. Some debt securities allow the issuer to call a debt security for redemption before its matures. The issuers of these securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When debt obligations are prepaid and when securities are called, the Lebenthal Fund may have to reinvest in securities with a lower yield. The Lebenthal Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. If this happens, the Lebenthal Fund may be required to invest the proceeds in securities with lower yields.

Management Style Risk. The Advisor’s method of security selection may not be successful and the Lebenthal Fund may underperform relative to other mutual funds that have a similar investment objective. In addition, the Advisor may select investments that fail to perform as anticipated or achieve the value desired. The ability of the Lebenthal Fund to meet its investment objective is directly related to the success of the Advisor’s investment process and there is no guarantee that the Advisor’s assessment of an issuer’s operation and prospects or its judgments about the value of a particular investment for the Lebenthal Fund will be correct or produce the desired results.

Alternative Minimum Tax Risk. The Lebenthal Fund may invest up to 20% of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have a portion of their income from the Lebenthal Fund subject to federal income tax. In addition, corporate shareholders will, with limited exceptions, be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gain distributed by the Lebenthal Fund may be taxable.

Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Lebenthal Fund’s ability to sell the securities at any given time. Such securities also may lose value.

Structured Product Risk. Structured products, such as tender option bonds, involve structural complexities and potential risks that may not be present where a municipal security is owned directly. These enhanced risks may include additional counterparty risk (the risk that the counterparty will not fulfill its contractual obligations) and call risk (the risk that the instruments will be called and the proceeds may need to be reinvested). Additionally, an active trading market for such instruments may not exist. To the extent that a structured product provides a put, a fund may receive a lower interest rate in return for such feature and will be subject to the risk that the put provider will be unable to honor the put feature (purchase the security). Finally, short-term municipal or tax-exempt structured products may present tax issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

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Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related and asset-backed securities, including certain municipal housing authority obligations, are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to prepayment and call risk. Gains and losses associated with prepayments will increase/decrease the income available for distribution by the Lebenthal Fund and the Lebenthal Fund’s yield. In periods of declining interest rates, the Lebenthal Fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. When mortgages and other obligations are prepaid and when securities are called, the Lebenthal Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Lebenthal Fund may be subject to extension risk which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, the Lebenthal Fund may exhibit additional volatility. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities.

The Lebenthal Fund may invest in collateralized mortgage obligations (“CMOs”). CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Lebenthal Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Taxability Risk. The Lebenthal Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after the Lebenthal Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable and the Lebenthal Fund’s dividends with respect to that bond might be subject to federal income tax.

Zero-Coupon Bond Risk. The market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of interest-paying securities, and is more likely to respond to a greater degree to changes in interest rates and credit quality than other fixed income securities with similar maturities that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon bond accrue a portion of the discount at which the bond was purchased as income each year, even though the holder receives no interest payment on the bond during the year. The Lebenthal Fund must distribute substantially all of its net income (including non-cash income attributable to zero-coupon bonds) to its shareholders each year to maintain its status as a regulated investment company and to eliminate tax at the Fund level. Accordingly, such accrued discount must be taken into account in determining the amount of distributions to shareholders. The Lebenthal Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy such distribution requirements. These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Lebenthal Fund’s rate of return.

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In addition, (1) the higher yields and interest rates on certain pay-in-kind securities (PIK) reflect the payment deferral and increased credit risk associated with such instruments and such investments may represent a significantly higher credit risk than coupon loans; (2) PIK securities may have higher price volatility because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral; (3) PIK interest has the effect of generating investment income and (4) the deferral of PIK interest may also reduce the loan-to-value ratio at a compounding rate.

Auction Rate Securities Risk. The auction rate municipal securities the Lebenthal Fund will purchase will typically have a long-term nominal maturity for which the interest rate is regularly reset through a “Dutch” auction. The interest rate set by the auction is the lowest interest rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities, which may adversely affect the liquidity and price of auction rate securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security.

Transactions Risk. The Lebenthal Fund could experience a loss when selling securities to meet redemption requests by shareholders, and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Lebenthal Fund wishes to, or is required to, sell are illiquid. To the extent a large proportion of shares of the Fund are held by a small number of shareholders (or a single shareholder), the Lebenthal Fund is subject to the risk that these shareholders will purchase or redeem Lebenthal Fund shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Advisor or its affiliates. In addition to the other risks described in this section, these transactions could adversely affect the ability of the Lebenthal Fund to conduct its investment program. The Lebenthal Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of the Lebenthal Fund’s net asset value. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Other market participants may be attempting to sell debt securities at the same time as the Lebenthal Fund, causing downward pricing pressure and contributing to illiquidity. The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. Liquidity and valuation risk may be magnified in a rising interest rate environment, when credit quality is deteriorating or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Lebenthal Fund shares may adversely affect the Lebenthal Fund’s performance to the extent that the Lebenthal Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Lebenthal Fund’s transaction costs and impact the Lebenthal Fund’s performance

New Fund Risk. The Lebenthal Fund is new and has no operating history. Accordingly, investors in the Lebenthal Fund bear the risk that the Lebenthal Fund may not be successful in implementing its investment strategy or growing to an economically viable size. Although the Advisor has experience serving as an investment advisor to a registered investment company, the Advisor has not previously managed a short term municipal securities registered investment company.

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Valuation Risk. The price that the Lebenthal Fund could receive upon the sale of any particular portfolio investment may differ from the Lebenthal Fund’s valuation of the investment, particularly for securities that trade in volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Lebenthal Fund, and the Lebenthal Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Lebenthal Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Yield Risk. The amount of income received by the Lebenthal Fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Lebenthal Fund’s expenses could absorb all or a significant portion of the Lebenthal Fund’s income. If interest rates increase, the Lebenthal Fund’s yield may not increase proportionately.

Portfolio Turnover Risk. The Lebenthal Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover necessarily results in greater transaction costs which may reduce Lebenthal Fund performance. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT POLICIES AND RISKS

Average Weighted Maturity. As discussed in the Principal Investment Strategies of the Lebenthal Fund above, the Lebenthal Fund has an average weighted maturity requirement. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. The term “Ultra-Short” in the Lebenthal Fund’s name refer to the average maturity that the Lebenthal Fund maintains.

Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of a fund’s portfolio. Therefore, in the case of a fund holding mortgage-backed securities, asset-backed securities and similar types of securities, the average weighted maturity is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by a fund given certain prepayment assumptions.

Related Risks

An investment in the DCM/INNOVA Fund and/or the Lebenthal Ultra Short Tax-Free Income Fund (each a “Fund” and collectively the “Funds”)should not be considered a complete investment program. Whether a Fund is an appropriate investment for an investor will depend largely on his/her financial resources and individual investment goals and objectives. Investors who engage in short-term trading and/or other speculative strategies and styles will not find the Funds to be appropriate investment vehicles if they want to invest in a Fund for a short period of time.

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Temporary Defensive Positions. As a temporary defensive measure in response to adverse market, economic, political, or other conditions or to meet liquidity, redemption, and short-term investing needs, a Fund may from time to time determine that market conditions warrant taking positions that are inconsistent with the Fund’s principal investment strategies. In such circumstances, the DCM/INNOVA Fund may invest in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the DCM/INNOVA Fund’s investment restrictions, shares of other investment companies. Under such circumstances, the DCM/INNOVA Fund may invest up to 100% of its assets in these investments. To the extent that the DCM/INNOVA Fund invests in other investment companies, shareholders of the DCM/INNOVA Fund would indirectly pay both the DCM/INNOVA Fund’s expenses and the expenses relating to those other investment companies with respect to the DCM/INNOVA Fund’s assets invested in such investment companies. Under normal circumstances however, the DCM/INNOVA Fund may also hold U.S. government securities, repurchase agreements, money market instruments, and/or shares of other investment companies for various reasons including to provide for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for the DCM/INNOVA Fund’s operating expenses. Similarly, the Lebenthal Fund may from time to time determine that market conditions warrant investing all of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers’ acceptances, commercial paper, money market mutual funds, and bank deposit accounts. To the extent a Fund is invested for temporary defensive purposes, it will not be pursuing and may not achieve its investment objective.

Additional Information. To the extent a Fund makes investments regulated by the Commodity Futures Trading Commission (the “CFTC”), the Fund intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act, as amended (“CEA”). As a result,a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 has been filed on behalf of each Fund and therefore, neither Fund is not subject to registration or regulation as a commodity pool operator under the CEA. If a Fund is unable to comply with the requirements of Rule 4.5, it may be required to modify its investment strategies or be subject to CFTC registration requirements, either of which may have an adverse effect on the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Funds’ SAI.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

DCM Advisors, LLC, 475 Park Avenue South, 9th Floor, New York, NY 10016 is the investment advisor for the Funds. The Advisor serves in the capacity of investment advisor to each Fund pursuant to an investment advisory agreement with the Trust on behalf of the Fund respective Fund. Subject to the authority of the Board, the Advisor provides guidance and policy direction in connection with its daily management of each Fund’s assets. The Advisor is also responsible for the selection of broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees.

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The Advisor, organized as a Delaware limited liability company, is controlled by Dinosaur Group Holdings, LLC. The Advisor and its affiliates have experience in managing investments for clients, including individuals, corporations, non-taxable entities, and other business and private accounts, since October 2002. Although the Advisor has many years of experience advising clients, it had not previously managed a mutual fund prior to serving as investment advisor to the DCM/INNOVA Fund beginning in 2018.

Advisor Compensation. As full compensation for the investment advisory services provided to the DCM/INNOVA Fund, the Advisor receives monthly compensation based on the Fund’s average daily net assets at the annual rate of 0.75%. Prior to March 7, 2019, the Advisor received monthly compensation based on the DCM/INNOVA Fund’s average daily net assets at the annual rate of 1.50%. .

The total investment advisory fees paid to the Advisor by the DCM/INNOVA Fund for the fiscal year ended October 31, 2019 as a percentage of average net assets, was 0%. Prior to November 16, 2018, the Fund paid the Fund’s previous investment advisor, Centaur Capital Partners, L.P. (the “Prior Advisor”), an investment advisory fee based on the Fund’s average daily net assets at the annual rate of 1.50%. The net aggregate advisory fees paid to the Prior Advisor by the Fund for the Fund’s fiscal year ended October 31, 2019 as a percentage of average net assets was .02%.

As full compensation for the investment advisory services provided to the Lebenthal Fund, the Advisor receives monthly compensation based on the Lebenthal Fund’s average daily net assets at the annual rate of .42%.

Expense Limitation Agreements. The Advisor has entered into an Expense Limitation Agreement with the DCM/INNOVA Fund under which it has contractually agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Funds and assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on securities sold short, “acquired fund fees and expenses,” and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to not more than 1.50% of the average daily net assets of the DCM/INNOVA Fund for the period ending March 2, 2021. The DCM/INNOVA Fund or the Advisor may terminate the Expense Limitation Agreements at the end of the then-current term upon not less than 90-days’ written notice as set forth in each Expense Limitation Agreement. As a result of the Expense Limitation Agreement, the Advisor did not receive any Management Fees from the DCM/INNOVA Fund for the fiscal year ended October 31, 2019.

The Advisor has entered into an Expense Limitation Agreement with the Lebenthal Fund under which it has contractually agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Lebenthal Fund and assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on securities sold short, “acquired fund fees and expenses,” and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to not more than .49% of the average daily net assets allocable to each Class of Shares of the Lebenthal Fund for the period ending December 31, 2021. The Lebenthal Fund or the Advisor may terminate the Expense Limitation Agreement at the end of the then-current term upon not less than 90-days’ written notice as set forth in the Expense Limitation Agreement.

Disclosure Regarding Advisory Agreement Approval. A discussion regarding the Trustees’ basis for the most recent approval of the investment advisory agreement for the DCM/INNOVA Fund with the Advisor is available in the Fund’s Annual Report to Shareholders for the period ended October 31, 2019. A discussion regarding the Trustees’ basis for the most recent approval of the investment advisory agreement for the Lebenthal Fund with the Advisor will be available in the Fund’s Semi-Annual Report to Shareholders for the period ended April 30, 2020. You may obtain a copy of the Annual Report and Semi-Annual Report (when available), free of charge, upon request to the applicable Fund.

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PORTFOLIO MANAGEMENT

Dr. Vijay Chopra has served as portfolio manager of the DCM/INNOVA Fund since November 16, 2018. Dr. Chopra is a Senior Portfolio Manager in the Global and International Equity Group at the Advisor where he has worked since September 1, 2017. Prior to joining the Advisor, Dr. Chopra managed equity strategies at Lebenthal Asset Management, Roosevelt Investments, Mesirow Financial and Bear Stearns Asset Management. He received a degree in electrical engineering from the Indian Institute of Technology. He also received his MBA and PhD in Finance from Vanderbilt University. He has over 25 years’ experience in the investment advisory business.

Gregory Serbe is the portfolio manager of the Lebenthal Fund. Mr. Serbe is the Senior Portfolio Manager for the Advisor’s U.S. Municipal Bond Strategy where he has worked since September 1, 2017. Prior to joining the Advisor, Mr. Serbe spent a decade as President and Municipal Portfolio Manager for the Municipal Bond Division of Lebenthal Asset Management. He received his BA from Yale University, his MBA from the University of Chicago Graduate School of Business and his License en Sciences Economiques Appliquees from Louvain University, Louvain, Belgium. He has over 45 years’ experience in the investment advisory business. Mr. Serbe was a co-portfolio manager for the DCM/INNOVA Fund, until October 31, 2019.

The Funds’ SAI provides additional information about Dr. Chopra’s and Mr. Serbe’s compensation, other accounts managed, and ownership of securities in the respective Fund.

BOARD OF TRUSTEES

Each Fund is a series of the Trust, an open-end management investment company which was organized as a Delaware statutory trust on April 23, 2004. The Trustees supervise the operations of the Funds according to applicable state and federal law, and are responsible for the overall management of the Funds’ business affairs.

ADMINISTRATOR AND TRANSFER AGENT

Ultimus Fund Solutions, LLC (the “Administrator” or the “Transfer Agent,” as appropriate), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Funds’ administrator, transfer agent and fund accounting agent. Management and administrative services of the Administrator include (i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating NAVs and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, and (v) processing shareholder account transactions and disbursing dividends and distributions.

DISTRIBUTOR

Ultimus Fund Distributors, LLC (“Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the principal underwriter of the Funds’ shares and serves as the exclusive agent for the distribution of the Funds’ shares. The Distributor may sell the Funds’ shares to or through qualified securities dealers or other approved entities, including, without limitation, sub-distribution, fund supermarkets, wholesalers and other marketing and distribution outlets.

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ADDITIONAL INFORMATION ON EXPENSES

Other Expenses. In addition to the fees payable under the Lebenthal Fund’s 12b-1 Distribution Plan and the investment advisory fees, the each Fund pays all of its respective expenses not assumed by the Advisor, including, without limitation: the fees and expenses of its independent registered public accounting firm and of its legal counsel; the costs of its administrator and transfer agent, the costs of printing and mailing to shareholders Annual and Semi-Annual Reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; registration and filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series. There are currently two series of the Trust.

INVESTING IN THE FUNDS

MINIMUM INVESTMENT

DCM/INNOVA FUND

The DCM/INNOVA Fund’s shares are sold and redeemed at NAV. Shares may be purchased directly through the DCM/INNOVA Fund or by any account managed by the Advisor, by any institutional investor or by any broker-dealer or other financial intermediary authorized to sell shares in the Fund. The minimum initial investment is $1,500 ($1,000 under an automatic investment plan) and the minimum additional investment is $100 ($50 under an automatic investment plan). The DCM/INNOVA Fund may, in the Advisor’s sole discretion, accept certain accounts with less than the minimum investment.

LEBENTHAL FUND

Class A Shares. The minimum initial investment in Class A Shares of the Lebenthal Fund is $1,500 and the minimum additional investment is $50 The same minimums apply for those participating in an automatic investment plan. The Lebenthal Fund may, in the Advisor’s sole discretion, accept certain accounts with less than the minimum investment.

Class I Shares. The minimum initial investment in Class I Shares of the Lebenthal Fund is $250,000 and there is not a minimum additional investment. The minimum initial investment requirement may be waived or reduced for clients of the Advisor and certain broker-dealers or other financial intermediaries that have entered into appropriate arrangements with the Lebenthal Fund, or otherwise by the Advisor in its sole discretion.

Choosing a Share Class. Through this Prospectus, the Lebenthal Fund is offering two classes of shares: Class A Shares and Class I Shares (each a “Class” and collectively the “Classes”). The two Classes of the Lebenthal Fund, which represent interests in the same portfolio of investments and have the same rights, differ primarily in sales charges and the expenses to which they are subject. The decision as to which Class of shares (Class A or Class I) is more beneficial to you depends on the amount of your investment and how you are purchasing shares of the Lebenthal Fund. In general, if you qualify to purchase the Class I Shares, you should purchase them rather than the Class A Shares because the Class A Shares will have higher expenses than the Class I Shares. This section describes the eligibility requirements and costs associated with investing in the two Classes.

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Class a Shares. Class A Shares may be purchased directly through the Lebenthal Fund, by any account managed by the Advisor or by any broker-dealer or other financial intermediary authorized to sell shares of the Fund, including some organizations that may charge the Fund and/or the Advisor an asset based fee for services provided to such investors. The minimum initial investment for Class A Shares is $1,500 and Class A Shares are subject to an annual 12b-1 fee of up to 0.25% per annum of the Lebenthal Fund’s average daily net assets allocable to Class A Shares. Class A Shares are also subject to a front-end sales charge of 0.50% which is waived for purchases of $250,000 or greater. Unless you are otherwise eligible to purchase Class A shares without a sales charge, a CDSC of up to 0.25% will be charged on Class A shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

Class I Shares. Class I Shares may be purchased directly through the Lebenthal Fund, by any account managed by the Advisor or by any broker-dealer or other financial intermediary authorized to sell shares of the Lebenthal Fund. The minimum initial investment for Class I Shares is generally $250,000, which minimum may be waived for clients of the Advisor and certain broker-dealers or other financial intermediaries that have entered into appropriate arrangements with the Lebenthal Fund. Class I Shares are not subject to a 12b-1 fee and do not have a front-end sales charge.

Class I Shares are generally available for purchase only by the following:

●	Registered investment advisers investing on behalf of institutions and high net-worth individuals. This may also include registered investment advisers as well as financial intermediaries with clients enrolled in certain fee-based/advisory platforms where compensation for advisory services is derived exclusively from clients;

●	Where the advisers derive compensation or advisory services exclusively from clients;

●	High net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary;

●	Brokerage platforms of firms that have agreements with the Fund’s Distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class I shares in these programs may be required to pay a commission and/or other forms of compensation to the broker; or

●	To current and retired officers, trustees and employees of the Fund, the Advisor and its subsidiaries, trusts, pensions, profit-sharing or other retirement plans for the sole benefit of such persons and joint accounts with such person’s spouses or legal equivalents under applicable state law.

DISTRIBUTION OF SHARES

The Lebenthal Fund has adopted a Distribution Plan (the “Plan”) for its Class A Shares in accordance with Rule 12b-1 under the 1940 Act that allows it to pay for certain expenses related to the distribution of its shares (“12b-1 fees”), including, but not limited to, payments to securities dealers and other persons (including the Distributor and its affiliates) who are engaged in the sale of shares of the Lebenthal Fund and who may be advising investors regarding the purchase, sale or retention of the Lebenthal Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders; expenses of obtaining such information, analysis and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Lebenthal Fund shares. The annual limitation for payment of expenses pursuant to the Plan is 0.25% per annum of the Lebenthal Fund’s average daily net assets allocable to the Class A Shares.

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In the event the Plan is terminated by the Lebenthal Fund in accordance with its terms, the Lebenthal Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. Under the terms of the Plan and the Distribution Agreement with the Distributor, the Lebenthal Fund is authorized to make payments to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder support services with respect to the Lebenthal Fund’s Class A Shares. Because 12b-1 fees are paid out of the Lebenthal Fund’s assets on an ongoing basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.

PURCHASE AND REDEMPTION PRICE

Determining the Fund’s Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of the applicable Fund’s NAV after an order is received in good form. An order is considered to be in “good form” if it includes all necessary information and documentation related to a purchase or redemption request and, if applicable, payment in full of the purchase amount. The NAV of each Class of shares of a Fund is calculated by dividing the value of the Fund’s total assets attributable to that Class, less liabilities (including Fund expenses, which are accrued daily) attributable to that Class, by the total number of outstanding shares of the Class. The NAV per share of each Fund’s class of shares is normally determined at the time regular trading closes on the NYSE, currently 4:00 p.m. Eastern Time, Monday through Friday, except when the NYSE closes earlier. The Funds do not calculate NAV on business holidays when the NYSE is closed. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. To the extent that a Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAVs of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In determining the value of a Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Each Fund normally uses third party pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap or foreign stock or a bond, is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted during the day and does not resume prior to a Fund’s NAV calculation; or (iv) an event occurs after the close of the exchange on which the security is principally traded that is likely to have changed the value of the security before the NAV is calculated (generally applicable to foreign securities). Pursuant to policies adopted by the Trustees, the Advisor consults with the Administrator on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Trustees (or the Trust’s Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Funds’ policies regarding fair value pricing are intended to result in a calculation of each Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures and the fair value price may differ from the price at which the security may ultimately be traded or sold. If such fair value price differs from the price that would have been determined using the Funds’ normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the Funds’ normal pricing procedures. The performance of a Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Funds’ normal pricing procedures. To the extent a Fund invests in other open-end investment companies that are registered under the 1940 Act and are not listed on an exchange, the Fund’s NAV calculations are based upon the NAV reported by such registered investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. The Trustees monitor and evaluate the Funds’ use of fair value pricing, and periodically review the results of any fair valuation under the Funds’ policies.

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BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

You may buy or sell shares of a Fund through a financial intermediary (such as a financial planner or advisor). To buy or sell shares at the NAV of any given day, your financial intermediary must receive your order before the close of trading on the NYSE that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation, and money to the Funds on time. Shareholders investing through a financial intermediary should look to the organization through which they invest for specific instructions on how to purchase and redeem shares. Such investors should consult with their financial intermediary regarding any commissions and other fees and expenses of the shares being purchased and whether other classes of shares of the Funds may be available on the financial intermediary’s platform. Your financial intermediary may charge additional transaction fees for its services and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds.

Certain financial intermediaries have agreements with the Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the Funds by the time it prices its shares on the following business day. The Funds are not responsible for ensuring that a financial intermediary carries out its obligations. You should look to the financial intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Funds.

SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION FOR THE LEBENTHAL FUND

The following section describes the various sales charges and other fees that you will pay if you purchase shares of the Lebenthal Fund. In addition, it describes the types of compensation paid to Financial Intermediaries for the sale of the Lebenthal Fund shares and related services. The Distributor reserves the right to change sales charges, commissions and finder’s fees at any time.

To obtain information regarding sales charges and the elimination or waiver of sales charges on Class A Shares of the Lebenthal Fund, see below, visit www.dcmmutualfunds.com or call 1-888-484-5766. You may contact your financial intermediary about the elimination or waiver of sales charges. You may also contact your financial intermediary about any commissions charged by them on your purchase of Class I Shares.

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Class A Shares

The public offering price of Class A Shares of the Lebenthal Fund is the net asset value (NAV) per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The sales charge is allocated between your financial intermediary and the Distributor as shown in the tables below, except if the Distributor, in its discretion, re-allows the entire amount to your financial intermediary. In those instances in which the entire amount is re-allowed, such financial intermediaries may be deemed to be underwriters under the Securities Act of 1933, as amended.

The table below shows the front-end sales charge you would pay at different levels of investment, the commission paid to financial intermediaries, any finder’s fees paid to financial intermediaries and any applicable CDSC. Purchases at certain dollar levels, known as “breakpoints,” allow for a waiver in the front-end sales charge.

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price*	Sales Charge as a % of your investment	Commission as a % Of Offering Price	CDSC
Less than $250,000	0.50%	0.50%	0.50%	None%
$250,000 or more	None	None	None	None**

*	The offering price of Class A Shares of the Lebenthal Fund is the next determined NAV per share plus the initial sales charge listed in the table above which is paid to the Fund’s distributor at the time of purchase of shares.

**	In the case of investments at or above the $250,000 breakpoint (where you do not pay an initial sales charge), a 0.25% CDSC may be assessed on shares redeemed within 12 months of purchase. The CDSC is used to reimburse the Distributor or Advisor for paying broker-dealers a sales commission up to a total of 0.25% of the purchase price of investment in connection with your purchase.

Waiver of Class A Sales Charges. If you qualify for a waiver of Class A sales charges, you must notify Customer Service at the Transfer Agent, your financial intermediary or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge waiver, you may need to provide your financial intermediary or the Fund’s transfer agent, at the time of purchase, with information regarding shares of the Lebenthal Fund held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Lebenthal Fund held in (i) all accounts (e.g., retirement accounts) with the Lebenthal Fund and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Lebenthal Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the waiver. See “Purchasing Class A Shares Without a Sales Charges”, “Waiver of Class A Sales Charges” below, and “Waiver of Class A Sales Charges” in the SAI for more information. Information regarding breakpoints is available free of charge by visiting www.dcmmutualfunds.com.

Purchasing Class A Shares Without a Sales Charge

Investors may be able to eliminate front-end sales charges on Class A shares through one or more of these methods:

A Larger Investment. Purchases of $250,000 or more of Class A shares have no front-end sales charge. You can purchase $250,000 or more in Class A shares at one time.

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Rights of Accumulation. To qualify for the no front-end sales charge on Class A shares that would apply to a larger purchase than you are currently making (as shown in the tables above), you and other family members living at the same address can add the value of any Class A shares in the Lebenthal Fund that you currently own or are currently purchasing to the value of your Class A purchase. In addition, you can add the current value of your Class A shares and your current investment in other series of the Trust to determine if you qualify for no front-end sales changes on Class A shares that would apply to a larger purchase than you are currently making.

Share Repurchase Privilege. If you redeem Lebenthal Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

Letter of Intent Discount. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $250,000 in Class A shares during a 13-month period, your sales charge is based on the total amount you intend to invest. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

However, even if you purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) may apply when you redeem your shares in certain circumstances (see “Contingent Deferred Sales Charges on Certain Redemptions of Class A Shares”).

Waiver of Class A Sales Charges

The following purchasers qualify for a waiver of front-end sales charges on Class A shares:

●	retirement plans. “Retirement Plans” include 401(a) plans, 401(k) plans, SIMPLE 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, non-qualified deferred compensation plans, employer sponsored benefit plans (including health savings accounts), defined benefit plans, and other similar employer sponsored retirement and benefit plans. “Retirement Plans” do not include individual retirement vehicles, such as traditional and Roth IRAs, Coverdell education savings accounts, individual 401(k) plans, individual 403(b)(7) custodial accounts, one-person Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.

●	investment advisory clients of the Advisor and the Advisor’s affiliates;

●	any life insurance company separate account registered as a unit investment trust;

●	directors, officers, full-time employees (and their spouses, children or immediate relatives) of companies that may be affiliated with the Advisor from time to time;

●	directors, officers, full-time employees and sales representatives and their employees of a broker-dealer that has a dealer/selling agreement with the Fund’s distributor;

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●	investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and

●	financial institutions as shareholders of record on behalf of investment advisers or financial planners for their clients, and who charge a separate fee for their services.

Sales charges are waived on shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.

The SAI lists additional information regarding investors eligible for sales charge waivers.

Contingent Deferred Sales Charges on Certain Redemptions of Class A Shares

A CDSC of up to 0.25% for Class A shares of the Lebenthal Fund applies to purchases of $250,000 or more of Class A Shares if a “finder’s fee” is paid by the Lebenthal Fund’s distributor or Advisor to your financial advisor or intermediary and you redeem your shares within 12 months of purchase. The CDSC covers the finder’s fee paid to the selling dealer.

The CDSC does not apply:

● if you are eligible to purchase Class A shares without a sales charge for another reason; or

● if no finder’s fee was paid; or

● to shares acquired through reinvestment of dividends or capital gains distributions.

A shareholder may be subject to a CDSC if the shareholder did not pay an up-front sales charge and redeems Class A shares within 12 months of the date of purchase. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see “Waiver of Contingent Deferred Sales Charges-Class A Shares” for a list of situations where a CDSC is not charged. The CDSC of Class A shares for the Lebenthal Fund is described above.

Waiver of Contingent Deferred Sales Charges – Class A Shares

The CDSC for Class A shares of the Lebenthal Fund may be waived on:

● the redemption of Class A, shares purchased through reinvested dividends or distributions;

● Class A shares sold following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder’s death or disability;

● mandatory withdrawals of Class A shares from traditional IRA accounts after age 70½ and for other required distributions from retirement accounts;

If you qualify for a waiver of a CDSC, you must notify Customer Service at the Transfer Agent, your financial advisor or intermediary at the time of purchase and must also provide any required evidence showing that you qualify. Your financial intermediary may not have the capability to waive such sales charges.

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PURCHASING SHARES

You can make purchases directly from the Funds by mail, bank wire, or online at http://www.dcmmutualfunds.com. The Funds have also authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Funds. Orders will be deemed to have been received by the Funds when an authorized broker, or broker authorized designee, receives the order, subject to the order being accepted by the Funds in good form. The orders will be priced at a Fund’s NAV next computed after the orders are received by the authorized broker, or broker authorized designee. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

Shares of the Funds are available for purchase from the Funds every day the NYSE is open for business, at the NAV next calculated after receipt of a purchase order in proper form. In addition, orders will be deemed to have been received by the Funds when such authorized broker, or broker-authorized designee, accepts the purchase order. The Funds reserves the right to (i) refuse to accept any request to purchase shares of the Funds for any reason, or (ii) suspend its offering of shares at any time. Investors who purchase and redeem shares through a broker or other financial intermediary may be charged a fee by such broker or intermediary. The Funds mails you confirmations of all purchases or redemptions of Fund shares if shares are purchased directly through the Fund. Certificates representing shares are not issued.

Regular Mail Orders. To open a new account by mail:

• Complete and sign the account application.

• Enclose a check payable to the applicable Fund. For the Lebenthal Fund, please reference Class A or Class I to ensure proper crediting to your account.

• Mail the application and the check to the Transfer Agent at the following address:

U.S. Mail:	Overnight:
DCM Advisors Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	DCM AdvisorsFunds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction. The Funds do not accept third party checks, checks drawn on non-U.S. financial institutions, cash, drafts, money orders, cashier’s checks less than $10,000, traveler’s checks, credit card checks, “starter” checks or post-dated checks.

By sending your check to the Funds, please be aware that you are authorizing the Funds to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Funds receive your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Funds cannot post the transaction electronically, you authorize the Funds to present an image copy of your check for payment.

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The application must contain your Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”). Taxes are not withheld from distributions to U.S. investors if certain Internal Revenue Service (“IRS”) requirements regarding the SSN and TIN are met.

Bank Wire Purchases. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Funds at 1-888-484-5766 for wire instructions and to advise the Funds of the investment, dollar amount, and the account identification number.

The Funds requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Funds. An order is considered received when the Funds receives payment by wire in proper form as discussed above. Your financial institution may charge a fee for wiring funds.

Additional Investments. Once an account is open, additional purchases of DCM/INNOVA Fund shares may be made at any time in minimum amounts of $100 and additional purchases of Class A shares of the Lebenthal Fund in minimum amounts of $50. There is no additional minimum investment for Class I shares of the Lebenthal Fund. Additional purchases may be made:

• By sending a check, made payable to the applicable Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by a Fund as a result of any check returned for insufficient funds;

• By wire transfer of federal funds, as described above under “Opening an Account – By Wire Transfer.” Shareholders should call the Transfer Agent at 1-888-484-5766 before wiring funds; or

• Through your brokerage firm or other financial institution.

Purchases In Kind. The Advisor generally will not allow purchases in kind, but under exceptional circumstances the Advisor may allow the purchase of shares of the Funds with securities that are eligible for purchase by a Fund (consistent with the Funds’ investment restrictions, policies, and goals) and that have a value that is readily ascertainable in accordance with the Funds’ valuation policies. To ascertain whether your securities will qualify to be accepted as a purchase in kind for the Funds, please contact the Advisor at 1-888-484-5766. If accepted, the securities will be valued using the same criteria and methods for valuing securities to compute the applicable Fund’s NAV.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Funds will automatically charge the shareholder’s checking account for the amount specified ($50 minimum), which will be automatically invested in shares at the public offering price on or about the 15th day of the month (or the nearest business day prior to the 15th) and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Funds. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

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Stock Certificates. The Funds do not issue stock certificates. Evidence of ownership of shares is provided through entry in the Fund’s share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

• Name;

• Date of birth (for individuals);

• Residential or business street address (although post office boxes are still permitted for mailing); and

• Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. In that case, your redemption proceeds may be worth more or less than your original investment. The Funds will not be responsible for any loss incurred due to the Funds’ inability to verify your identity.

REDEEMING YOUR SHARES

Shares of each Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at the NAV next determined after the Transfer Agent receives your redemption request in proper form as described below.

Regular Mail Redemptions. Regular mail redemption requests should be addressed to the applicable Fund:

U.S. Mail:	Overnight:
DCM Advisors Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	DCM Advisors Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

Regular mail redemption requests should include the following:

(1)	Your letter of instruction specifying the Fund, account number and number of shares (or the dollar amount) to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

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(2)	Any required signature guarantees (see “Signature Guarantees” below); and

(3)	Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other entities.

Telephone, Bank Wire, and Online Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Funds having a value of $50,000 or less by telephone. You may also redeem shares by bank wire under certain limited conditions. You may also redeem your shares online at http://www.dcmmutualfunds.com. The Funds will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Funds may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 1-877-513-0756). The confirmation instructions must include the following:

(1)	Name of Fund;

(2)	Shareholder name and account number;

(3)	Number of shares or dollar amount to be redeemed;

(4)	Instructions for transmittal of redemption proceeds to the shareholder; and

(5)	Shareholder signature as it appears on application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). Redemption proceeds cannot be wired on days in which your financial institution is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See “Signature Guarantees” below.

Each Fund, in its discretion, may choose to pass through to redeeming shareholders any charges imposed by the Fund’s custodian for wire redemptions. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by regular mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Funds at 1-888-484-5766. Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Funds. Telephone redemption privileges authorize the Funds to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Funds to be genuine. The Funds will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Funds will not be liable for any losses due to fraudulent or unauthorized instructions. The Funds will also not be liable for following telephone instructions reasonably believed to be genuine.

Receiving Payment. The length of time the Funds typically expects to pay redemption proceeds is the same regardless of whether the payment is made by check, wire or Automated Clearing House (“ACH”). The Funds typically expects to pay redemption proceeds for shares redeemed within the following days after receipt by the Transfer agent of a redemption request in proper form:

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•	For payment by check, the Funds typically expects to mail the check within one (1) to three (3) business days; and

•	For payment by wire or ACH, the Fund typically expects to the process the payment within one (1) to three (3) business days.

Payment of redemption proceeds may take longer than the time the Funds typically expects and may take up to 7 days as permitted under the 1940 Act. Under unusual circumstances as permitted by the U.S. Securities and Exchange Commission (the “SEC”), the Funds may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days. Such delay may be reduced or avoided if the purchase is made by certified check or wire transfer. Your redemption will receive the next calculated NAV even if the payment is delayed due to a recent purchase.

Systematic Withdrawal Plan. A shareholder who owns shares of a Fund valued at $1,500 or more at the current offering price may establish a systematic withdrawal plan (“Systematic Withdrawal Plan”) to receive a monthly or quarterly check in a stated amount (not less than $50). Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for an application form.

Minimum Account Size. Each Fund reserves the right to redeem involuntarily any account having a NAV of less than $1,500 (due to redemptions or transfers, and not due to market action) upon 30-days’ prior written notice. If the shareholder brings his/her account NAV up to at least $1,500 during the notice period, the account will not be redeemed. Redemptions from retirement accounts may be subject to federal income tax. Shareholders may also be charged a fee by their broker or agent if shares are redeemed or transferred through their broker or agent.

Other Redemption Information. Generally, all redemptions will be paid in cash. The Funds typically expects to satisfy redemption requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis and if the Advisor believes it is in the best interest of the Funds and its shareholders not to sell portfolio assets, the Funds may satisfy redemption requests by using short-term borrowing from the Funds’ custodian. These methods normally will be used during both regular and stressed market conditions. In addition to paying redemption proceeds in cash, the Funds reserve the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” Redemptions in kind will be made only under extraordinary circumstances and if the Funds deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect a Fund’s operations (for example, more than 1% of the Fund’s net assets). A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that the Fund uses to compute its NAV. Redemption in kind proceeds will typically be made by delivering a pro-rata amount of the Fund’s holdings to the redeeming shareholder within 7 days after the Fund’s receipt of the redemption order in proper form. If the Fund redeems your shares in kind, you will bear the market risks associated with maintaining or selling the securities that are transferred as redemption proceeds. In addition, when you sell these securities, you will pay taxes and brokerage charges associated with selling the securities.

Signature Guarantees. To protect you and the Fund against fraud, certain requests require a signature guarantee. A signature guarantee verifies the authenticity of your signature. You will need to have your signature guaranteed in certain situations, such as:

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(1) If the shares redeemed have a value of more than $50,000;

(2) If you are changing a shareholder’s name of record;

(3) If the payment of the proceeds of a redemption of any amount are to be sent to any person, address or bank account not on record;

(4) If the redemption of any amount is to occur where the name(s) or the address on your account has changed within the previous 15 days; or

(5) If you are transferring Fund shares to another account with a different registration (name/ownership) from yours.

The Funds will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in the Securities Transfer Agents Medallion Program (“STAMP”) sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. Members of the STAMP Medallion program are subject to dollar limitations which must be considered when requesting their guarantee. The Funds may reject any signature guaranteed transaction if it believes the transaction would otherwise be improper. The Funds and the Transfer Agent reserve the right to require signature guarantees on all redemptions. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent at 1-888-484-5766.

Miscellaneous. The Funds reserve the right to suspend any redemption request involving recently purchased shares until the check for the recently purchased shares has cleared. The Funds may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of each of the Fund’s shareholders. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Funds’ post office box, of purchase orders or redemption requests does not constitute receipt by the Funds.

Verification of Shareholder Transaction Statements

You must contact the Funds in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Funds may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire/ Insufficient Funds Policy

The Funds reserve the right to cancel a purchase if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. The Funds may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Funds may incur as a result of the canceled purchase.

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FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions (“Frequent Trading”) of shares of a Fund may present a number of risks to other shareholders of the Fund. These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Advisor of the Funds’ portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for a Fund’s portfolio securities, as well as overall adverse market, economic, political, or other conditions that may affect the sale price of portfolio securities, the Funds could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Current shareholders of the Funds may face unfavorable impacts as portfolio securities concentrated in certain sectors may be more volatile than investments across broader ranges of industries as sector-specific market or economic developments may make it more difficult to sell a significant amount of shares at favorable prices to meet redemptions or changes in interest rates may create unfavorable market prices for fixed income securities. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of a Fund.

The Trustees have adopted a policy with respect to Frequent Trading that is intended to discourage such activity by shareholders of the Funds. The Funds do not accommodate Frequent Trading. The Funds, through their service providers, monitors shareholder trading activity to ensure compliance with the Funds’ policies. The Funds prepare reports illustrating purchase and redemption activity to detect market timing activity. When monitoring shareholder purchases and redemptions, the Funds do not apply a quantitative definition to frequent trading. Instead the Funds use a subjective approach that permits it to reject any purchase orders that it believes may be indicative of market timing or disruptive trading. The right to reject a purchase order applies to any purchase order, including a purchase order placed by financial intermediaries. The Funds may also modify any terms or conditions of purchase of Fund shares or withdraw all or any part of the offering made by this Prospectus. The Funds’ policies and procedures to prevent market timing are applied uniformly to all shareholders. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in the Funds.

When financial intermediaries establish omnibus accounts in the Funds for its clients, the Funds may not be able to monitor the individual clients’ trading activity. The Funds review trading activity at the omnibus account level, and look for activity that may indicate potential Frequent Trading or market timing. If the Funds detect suspicious trading activity, the Funds will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Intermediaries may apply frequent trading policies that differ from those described in this Prospectus. If you invest with the Funds through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although the Funds have taken steps to discourage Frequent Trading of the Funds’ shares, there is no guarantee that such trading will not occur.

OTHER IMPORTANT INFORMATION

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the Funds’ SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences to them of investing in each Fund.

DCM/INNOVA FUND

The DCM/INNOVA Fund will distribute most of its income and realized gains to its shareholders every year. Income dividends paid by the DCM/INNOVA Fund derived from net investment income, if any, will generally be paid monthly or quarterly and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional DCM/INNOVA Fund shares. Absent instructions to pay distributions in cash, distributions will be reinvested automatically in additional DCM/INNOVA Fund shares. Although the DCM/INNOVA Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions paid by the Fund, regardless of whether distributions are received in cash or are reinvested in additional DCM/INNOVA Fund shares.

Distributions attributable to net investment income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held DCM/INNOVA Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

Distributions resulting from the sale of foreign currencies and foreign securities, to the extent of foreign exchange gains, are generally taxed as ordinary income or loss. If the DCM/INNOVA Fund pays non-refundable taxes to foreign governments during the year, these taxes will reduce the DCM/INNOVA Fund’s net investment income but still may be included in your taxable income. However, you may be able to claim an offsetting tax credit or itemized deduction on your return for your portion of foreign taxes paid by the DCM/INNOVA Fund.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the DCM/INNOVA Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the DCM/INNOVA Fund may be required to withhold U.S. federal income tax (presently at the rate of 28%) for all taxable distributions payable to shareholders who fail to provide the DCM/INNOVA Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

The Emergency Economic Stabilization Act of 2008 requires that mutual fund companies report cost basis information to the IRS on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Under these regulations, mutual funds must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder. Average Cost, which is the mutual fund industry standard, has been selected as the DCM/INNOVA Fund’s default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Fund’s default method of Average Cost is more appropriate, the shareholder must contact the DCM/INNOVA Fund at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election. IRS regulations do not permit the change of a cost basis election on previously executed trades. All Covered Shares purchased in non-retirement accounts are subject to cost basis reporting legislation.

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Shareholders should consult with their own tax advisors to ensure that distributions and sale of DCM/INNOVA Fund shares are treated appropriately on their income tax returns.

LEBENTHAL FUND

The Lebenthal Fund has elected to be treated and intends to qualify each taxable year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. The Lebenthal Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

The Lebenthal Fund can earn income and realize capital gain. The Lebenthal Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Lebenthal Fund generally distributes net investment income, if any, on a monthly basis. The Fund will distribute net realized capital gains, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gains.

You have the following options for your distributions. You may:

● Reinvest all distributions in additional Lebenthal Fund shares;

● Take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;

● Take distributions of net capital gain in cash and reinvest distributions of net investment income; or

● Take all distributions in cash.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class without a sales charge. If you take your distributions in cash, you can choose to have a check mailed to your address of record or you can have them deposited into a pre-assigned bank account. The taxation of the dividends will not be affected whether you have them deposited into a bank account or sent by check.

If, at the close of each quarter of its taxable year, at least 50% of the value of the Lebenthal Fund’s total assets consists of securities the interest on which is excluded from gross income under Section 103(a) of the Internal Revenue Code of 1986 (the “Code”), the Lebenthal Fund will be eligible to designate distributions of interest derived from tax-exempt-interest securities as “exempt-interest dividends.” The Lebenthal Fund invests primarily in various types of municipal bonds, the interest on which is exempt from federal income tax. Distributions that are properly reported as exempt-interest dividends generally are not subject to federal income tax but may be subject to state and local taxes and, in certain instances, may result in liability for the federal alternative minimum tax, for individual shareholders. You should consult your tax advisor concerning your own tax situation.

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Shareholders who receive social security or railroad retirement benefits should also consult their tax advisors to determine what effect, if any, an investment in any of the Funds may have on the federal taxation of their benefits. Exempt-interest dividends generally are included in income for purposes of determining the amount of benefits that are taxable.

The Lebenthal Fund may invest a portion of its assets in securities that generate income subject to federal, state, and/or local taxes. For federal income tax purposes, distributions of net investment income that are not properly reported as exempt-interest dividends generally are taxable as ordinary income from dividends. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual rate applicable to “qualified dividend income” of either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by the Lebenthal Fund generally will be limited to the aggregate of the eligible dividends received by the Lebenthal Fund. In addition, the Lebenthal Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Lebenthal Fund shares. Dividends of net investment income that are not reported as qualified dividend income, net capital gain distributions (that is, the excess of the net gains from the sale of investments that the Lebenthal Fund owned for more than one year over the net losses from investments that the Lebenthal Fund owned for one year or less) or exempt-interest dividend income will be taxable as ordinary income. It is unlikely that dividends from the Lebenthal Fund will qualify to any significant extent for designation as qualified dividend income.

Distributions of net capital gain that are properly reported by the Lebenthal Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Lebenthal Fund. The maximum individual federal income tax rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to U.S. shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of Lebenthal Fund shares, but excluding any exempt-interest dividends received from the Lebenthal Fund) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

If you buy shares of the Lebenthal Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by the Lebenthal Fund before your investment (and thus were included in the price you paid for your Fund Shares). Any gain resulting from the sale or exchange of Lebenthal Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The Lebenthal Fund’s investments in certain debt obligations, mortgage-backed and asset-backed securities, and derivative instruments may require the Lebenthal Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Lebenthal Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including at times when it is not advantageous to do so.

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If the Lebenthal Fund engages in transactions in futures contracts, short sales, swaps and other derivatives such transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Lebenthal Fund, defer losses to the Lebenthal Fund, cause adjustments in the holding periods of the Lebenthal Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Lebenthal Fund’s use of these types of transactions may result in the Lebenthal Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

The Emergency Economic Stabilization Act of 2008 requires that mutual fund companies report cost basis information to the IRS on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Under these regulations, mutual funds must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder. Average Cost, which is the mutual fund industry standard, has been selected as the Lebenthal Fund’s default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Lebenthal Fund’s default method of Average Cost is more appropriate, the shareholder must contact the Lebenthal Fund at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election. IRS regulations do not permit the change of a cost basis election on previously executed trades. All Covered Shares purchased in non-retirement accounts are subject to cost basis reporting legislation.

Investors should consult their advisers about state and local tax consequences of the investment in the Lebenthal Fund. The information below is only a general summary based on current statutes and regulations as well as current policies of each state, all of which may change possibly with retroactive effect.

BENCHMARK DESCRIPTIONS

Each Fund compares its performance to standardized indices or other measures of investment performance. In particular, the DCM/INNOVA Fund compares its performance to the S&P 500 Total Return Index, which is generally considered to be representative of the performance of common stocks in the United States securities markets. Additionally, the DCM/INNOVA Fund compares its performance to the Morningstar Moderately Conservative Target Risk Index, which is an asset allocation index comprised of constituent Morningstar indexes and reflects global equity market exposure of 40% based on an asset allocation methodology from Ibbotson Associates, a Morningstar Company. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals.

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In previous prospectuses, the DCM/INNOVA Fund’s secondary benchmark index was the Dow Jones U.S. Select Dividend Total Return Index. The Dow Jones U.S. Select Dividend Total Return Index is representative of the performance of dividend-paying stocks in the United States securities markets. It is expected that the Morningstar Moderately Conservative Target Risk Index will replace the Dow Jones U.S. Select Dividend Total Return Index as the DCM/INNOVA Fund’s secondary benchmark in future comparisons.

The Lebenthal Fund compares its performance to the Bloomberg Barclays 1 Year Municipal Bond Index, which is the one-year component of the Bloomberg Barclays Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index. Additionally, the Lebenthal Fund compares its performance to the SIFMA Municipal Swap Index, which is a 7-day high-grade market index comprised of tax-exempt Variable Rate Demand Obligations with certain characteristics. The SIFMA Index is calculated and published by Bloomberg. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals.

FINANCIAL HIGHLIGHTS

The financial highlights table for the DCM/INNOVA Fund is presented below and is intended to help you understand the financial performance of the DCM/INNOVA Fund for the past five years. Certain information reflects financial results for a single DCM/INNOVA Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the DCM/INNOVA Fund (assuming reinvestment of all dividends and distributions). This information has been audited by BBD, LLP, an independent registered public accounting firm, whose report along with the Fund’s financial statements are included in the Annual Report to shareholders, which may be obtained at no charge by calling the Fund at 1-888-484-5766 or visiting the Fund’s website.

Because the Lebenthal Fund is new, there is no financial or performance information included in this Prospectus for the Lebenthal Fund. The fiscal year end of the Lebenthal Fund is October 31st of each year. Once the information becomes available, you may request a copy of this information by calling the Lebenthal Fund at 1-888-484-5766 or by visiting the Funds’ website.

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DCM/INNOVA HIGH DIVIDEND INCOME INNOVATION FUND
Per share data for a share outstanding throughout each year:

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net Asset Value, Beginning of Year	$13.01	$14.25	$12.81	$12.83	$13.97

Income from investment operations:
Net investment income (loss)	0.17	(0.11)	(0.17)	(0.12)	(0.17)
Net realized and unrealized gain on investments	0.16	0.35	2.24	0.75	0.05
Total from Investment Operations	0.33	0.24	2.07	0.63	(0.12)

Less distributions:
Net realized gains on investments	(1.65)	(1.48)	(0.63)	(0.65)	(1.03)
Total distributions	(1.65)	(1.48)	(0.63)	(0.65)	(1.03)

Paid in Capital:
Paid in capital from redemption fees	—	—	—	— *	0.01

Net asset value, End of Year	$11.69	$13.01	$14.25	$12.81	$12.83

Total Return(a)	3.21%	1.80%	16.73%	5.25%	(0.87)%

Net Assets, End of Year (in thousands)	$10,062	$25,251	$25,692	$25,923	$30,375

Ratio of Gross Expenses to Average Net Assets	3.15%	2.56%	2.55%	2.81%	2.44%
Ratio of Net Expenses to Average Net Assets	1.70%	1.95%	1.95%	1.95%	1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.13%	(0.84)%	(1.19)%	(0.89)%	(0.94)%

Portfolio Turnover Rate	338%	142%	126%	127%	112%

(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends

*	Amount less than $0.005 per share.

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ADDITIONAL INFORMATION

Additional information about the Funds is available in the Funds’ Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Funds’ investments is available (or will be available in the case of the Lebenthal Fund) in the Funds’ Annual and Semi-Annual Reports to Shareholders. The Funds’ Annual Report will include a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

This Prospectus and the Statement of Additional Information provide information concerning the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived. The Funds enter into contractual arrangements with various parties, including, among others, the Advisor, who provide services to the Funds. Shareholders are not parties to, or third party beneficiaries of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders.

The Funds’ Statement of Additional Information and the Annual and Semi-Annual Reports are available free of charge on the Funds’ website listed below and upon request by contacting the Funds (you may also request other information about the Fund or make shareholder inquiries) as follows:

By telephone:	1-888-484-5766

By mail:	DCM Advisors Funds
c/o Transfer Agency
P.O. Box 46707
Cincinnati, OH 45246-0707
By e-mail:	centaur@ultimusfundsolutions.com

On the Internet:	http://www.dcmmutualfunds.com

Only one copy of a Prospectus or an Annual or Semi-Annual Report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an Annual or Semi-Annual Report at any time by calling the Fund or by downloading at www.dcmmutualfunds.com. You may also request that Householding be eliminated from all your required mailings.

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act file number 811-21606

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Investment Company Act file number 811-21606

STATEMENT OF ADDITIONAL INFORMATION

DCM/INNOVA High Dividend Income Innovation Fund
(Ticker Symbol: TILDX)

Lebenthal Ultra Short Tax-Free Income Fund

Class A Shares (Ticker Symbol: LEAAX)

Class I Shares (Ticker Symbol: LETAX)

Each a series of the

CENTAUR MUTUAL FUNDS TRUST

475 Park Avenue South, 9th Floor

New York, NY 10016

Telephone 1-888-484-5766

March 2, 2020

Table of Contents

OTHER INVESTMENT POLICIES	2
INVESTMENT LIMITATIONS	23
PORTFOLIO TRANSACTIONS	25
NET ASSET VALUE	27
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	28
DESCRIPTION OF THE TRUST	31
ADDITIONAL INFORMATION CONCERNING TAXES	33
MANAGEMENT AND OTHER SERVICE PROVIDERS	37
GENERAL INFORMATION	49
SPECIAL SHAREHOLDER SERVICES	50
DISCLOSURE OF PORTFOLIO HOLDINGS	52
FINANCIAL STATEMENTS	53
APPENDIX A – DESCRIPTION OF RATINGS	53
APPENDIX B – PROXY VOTING POLICIES	58

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the Prospectus, dated the same date as this SAI, for the DCM/INNOVA High Dividend Income Innovation Fund (“DCM/INNOVA Fund”) and the Lebenthal Ultra Short Tax-Free Income Fund (“Lebenthal Fund”, together with the DCM/INNOVA Fund, the “Funds”) and is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. Copies of the Funds’ Prospectus and Annual Reports may be obtained at no charge by writing or calling the Funds at the address or phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

OTHER INVESTMENT POLICIES

The Centaur Mutual Funds Trust (the “Trust”) is an open-end management investment company registered with the U.S. Securities and Exchange Commission (“SEC”) and was organized on April 23, 2004 as a Delaware statutory trust. The DCM/INNOVA Fund and the Lebenthal Fund are each a separate, diversified series of the Trust. Prior to March 2, 2020, the DCM/INNOVA Fund was named the Centaur Total Return Fund.

ADDITIONAL INFORMATION ON INVESTMENTS, STRATEGIES AND RISKS

Information contained in this SAI expands upon information contained in the Prospectus. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Funds’ investment program will be successful. Investors should carefully review the descriptions of the Funds’ investments and associated risks described in the Prospectus and this SAI. No investment in shares of the Funds should be made without first reading the Prospectus. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for securities in which the Funds may invest.

General Investment Risks. Prices of securities in which the Funds invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Funds own, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Funds to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all securities, which could also result in losses to the Funds. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of all types of securities, including securities held by the Funds, can decline.

Repurchase Agreements. The DCM/INNOVA Fund may acquire U.S. government securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the DCM/INNOVA Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale generally will normally occur within one to seven days of the purchase.

Repurchase agreements are considered “loans” under the Investment Company Act of 1940, as amended (“1940 Act”), collateralized by the underlying security. The Trust’s Board of Trustees (each a “Trustee” and collectively, “Trustees” or “Board”) has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for any repurchase obligations. Additionally, DCM Advisors, LLC, the Funds’ investment advisor (“Advisor” or “DCM”), will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the DCM/INNOVA Fund will retain or attempt to dispose of the collateral. The DCM/INNOVA Fund’s risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The DCM/INNOVA Fund will not enter into any repurchase agreement that would cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days.

Money Market Instruments. The Funds may invest in money market instruments which may include U.S. government securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by a Fund. Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”). Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Fund acquires a Banker’s Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance carries the full faith and credit of such bank. A Certificate of Deposit is an unsecured, interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper is usually sold on a discounted basis rather than as an interest-bearing instrument and its maturities generally range from 2 to 270 days. The Funds will invest in Commercial Paper only if it is rated one of the top two rating categories by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), or Fitch Ratings, Inc. (“Fitch”) or, if not rated, is of equivalent quality in opinion of the Advisor. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Funds only through the Master Note program of the Funds’ custodian bank, acting as administrator thereof. The Advisor will monitor, on an ongoing basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Funds.

Funding Agreements. The Fund may invest in various types of funding agreements. A funding agreement is, in substance, an obligation of indebtedness negotiated privately between an investor and an insurance company. Funding agreements often have maturity-shortening features, such as an unconditional put, that permit the investor to require the insurance company to return the principal amount of the funding agreement, together with accrued interest, within one year or less. Most funding agreements are not transferable by the investor and, therefore, are illiquid, except to the extent the funding agreement is subject to a demand feature of seven days or less. An insurance company may be subject to special protection under state insurance laws, which protections may impair the ability of the investor to require prompt performance by the insurance company of its payment obligations under the funding agreement.

Investment Companies. The Funds may, from time to time, invest in securities of other investment companies, including, without limitation, money market funds and exchange traded funds (“ETFs”). Generally, under the Investment Company Act of 1940, as amended (the “1940 Act”), a fund may not acquire shares of another investment company if, immediately after such acquisition, (i) a fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) a fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) more than 10% of a fund’s total assets would be invested in investment companies. Under certain conditions, a fund may invest in registered and unregistered money market funds in excess of these limitations. The Funds expects to rely on Rule 12d1-1 under the 1940 Act when purchasing shares of a money market fund. Under Rule 12d1-1, the Funds may generally invest without limitation in money market funds as long as the Funds pays no sales charge (“sales charge”), as defined in Rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”), or service fee, as defined in Rule 2830(b)(9) of the Conduct Rules of FINRA, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund (“service fee”); or the Advisor waives its management fee in an amount necessary to offset any sales charge or service fee. The Funds generally expect to rely on Section 12(d)(1)(F) of the 1940 Act when purchasing shares of other investment companies that are not money market funds. Under Section 12(d)(1)(F), each Fund may generally acquire shares of another investment company unless, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the investment company’s total outstanding stock (the “3% Limitation”). To the extent the 3% Limitation applies to an investment a Fund wishes to make, a Fund may be prevented from allocating its investments in the manner that the Advisor considers optimal. Also, under the 1940 Act, to the extent that a Fund relies upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, the Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities. In the event that there is a vote of investment company shares held by the Fund in reliance on Section 12(d)(1)(F), then the Fund will either (i) vote such shares in the same proportion as the vote of all other holders of such securities; or (ii) contact its shareholders for instructions regarding how to vote the proxy. Investments in other investment companies subject the Funds to additional operating and management fees and expenses. For example, investors in the Funds will indirectly bear fees and expenses charged by underlying investment companies in which the Funds invest, in addition to the direct fees and expenses of the Funds.

Exchange Traded Funds. The Funds may invest in one or more exchange traded funds (“ETFs or individually an “ETF”), which are typically investment companies registered under the 1940 Act that hold a portfolio of common stock designed to track the performance of a particular index or market sector. Alternatively, ETFs may be actively managed pursuant to a particular investment strategy, similar to other non-index based investment companies. ETFs sell and redeem their shares at net asset value (“NAV”) in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market like ordinary stocks in lots of any size at any time during the trading day. ETFs are traded on a securities exchange based on their market value.

An investment in an ETF generally presents the same primary risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded), including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decrease, thereby affecting the value of the shares of an ETF. In addition, ETFs are subject to the following risks that often do not apply to conventional investment companies: (i) the market price of the ETF’s shares may trade at a discount to the ETF’s NAV and as a result, ETFs may experience more price volatility than other types of portfolio investments and such volatility could negatively impact the NAV of the Fund; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; (iv) ETF shares may be delisted from the exchange on which they trade; or (v) activation of “circuit breakers” by the exchange (which are tied to large decreases in stock prices) may halt trading of the ETF’s shares temporarily. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track.

Because ETFs bear various fees and expenses, the Funds will pay a proportionate share of these expenses, as well as transaction costs, such as brokerage commissions. As with traditional investment companies, ETFs charge asset-based fees, although these fees tend to be relatively low as compared to other types of mutual funds. ETFs do not charge initial sales loads or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Funds) in excess of some of the limits discussed above under the section entitled “Investment Companies”. The Funds may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders. In accordance with Section 12(d)(1)(F)(i) of the 1940 Act, the Funds may also invest in ETFs that have not received such exemptive order and in other investment companies in excess of these limits, as long as the Funds (and all of its affiliated persons, including the Adviser) does not acquire more than 3% of the total outstanding stock of such ETF or other investment company, unless otherwise permitted to do so pursuant to permission granted by the SEC. In purchasing ETFs, the Funds will be subject to the 3% Limitation unless (i) the ETF or a Fund has received an SEC order for exemptive relief from the 3% Limitation that is applicable to the Funds; and (ii) the ETF and a Fund take appropriate steps to comply with any conditions in such order. The SEC has issued such exemptive orders to numerous ETFs and their investment advisers, which permit investment companies, including the Funds, to invest in such ETFs (“Exempted ETFs”) beyond the 3% Limitation, subject to certain terms and conditions, including that such investment companies enter into an agreement with the Exempted ETF. The Funds may enter into such agreements with one or more Exempted ETFs so that the Funds will be permitted to invest in such Exempted ETFs in excess of the 3% Limitation. If the Funds seeks to redeem shares of an ETF or other investment company purchased in reliance on Section 12(d)(1)(F), the investment company is not obligated to redeem an amount exceeding 1% of the investment company’s outstanding shares during a period of less than 30 days.

The market value of an ETF’s shares may differ from its NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the ETF’s underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Funds pay more than NAV for an ETF when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETFs it holds, and that the Funds receives less than NAV when selling an ETF).

Leveraged and Inverse ETF Risk. The DCM/INNOVA Fund may invest in leveraged and inverse ETFs. Leveraged and inverse ETFs involve additional risks and considerations not present in traditional ETFs. Typically, shares of an index-based ETF are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called “short ETFs” or “bear ETFs”), shares are expected to increase in value as the value of the underlying benchmark decreases, similar to holding short positions in the underlying benchmark. Leveraged ETFs seek to deliver multiples (e.g., 2X or 3X) of the performance of the underlying benchmark, typically by using derivatives in an effort to amplify returns (or decline, in the case of inverse ETFs) of the underlying benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater.

Leveraged and inverse ETFs “reset” over short periods of time, meaning they are designed to deliver their stated returns only for the length of their reset periods (typically daily or monthly), and are not designed to deliver their returns intraday or over periods longer than the stated reset period. Because of the structure of these products, their rebalancing methodologies and the math of compounding, extended holdings beyond the reset period can lead to results very different from a simple doubling, tripling, or inverse of the benchmark's average return over the same period of time. This difference in results can be magnified in volatile markets. Further, leveraged and inverse ETFs may have lower trading volumes or may be less tax efficient than traditional ETFs and may be subject to additional regulation. To the extent that leveraged or inverse ETFs invest in derivatives, investments in such ETFs will be subject to the risks of investments in derivatives. For these reasons, leveraged and inverse ETFs are typically considered to be riskier investments than traditional ETFs.

Municipal Securities. As discussed in the Funds’ Prospectus, the Lebenthal Fund will primarily invest in municipal securities. Municipal Securities are issued to obtain funds for a wide variety of reasons. For example, municipal securities may be issued to obtain funding for the construction of a wide range of public facilities such as: bridges; highways; roads; schools; waterworks and sewer systems; and other utilities.

Other public purposes for which Municipal Securities may be issued include: refunding outstanding obligations; obtaining funds for general operating expenses; and obtaining funds to lend to other public institutions and facilities.

In addition, certain debt obligations known as “Private Activity Bonds” may be issued by or on behalf of municipalities and public authorities to obtain funds to provide: water, sewage and solid waste facilities; qualified residential rental projects; certain local electric, gas and other heating or cooling facilities; qualified hazardous waste facilities; high-speed intercity rail facilities; governmentally-owned airports, docks and wharves and mass transportation facilities; qualified mortgages; student loan and redevelopment bonds; and bonds used for certain organizations exempt from Federal income taxation.

Certain debt obligations known as “Industrial Development Bonds” under prior Federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide: privately operated housing facilities; sports facilities; industrial parks; convention or trade show facilities; airport, mass transit, port or parking facilities; air or water pollution control facilities; sewage or solid waste disposal facilities; and facilities for water supply.

Other private activity bonds and industrial development bonds issued to fund the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be Municipal Securities, however the size of such issues is limited under current and prior Federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under Federal tax law by an annual “volume cap.” The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all governmental instrumentalities in the state.

The two principal classifications of Municipal Securities consist of “general obligation” and “limited” (or revenue) issues. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer’s legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds is generally related to the credit of the bank selected to provide the letter of credit underlying the bond. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

The Lebenthal Fund may also acquire “moral obligation” issues, which are normally issued by special purpose authorities, and in other tax-exempt investments including pollution control bonds and tax-exempt commercial paper.

Municipal bonds the Lebenthal Fund may purchase include, without limitation: Short-term tax-exempt General Obligations Notes; Tax Anticipation Notes; Bond Anticipation Notes; Revenue Anticipation Notes; Project Notes; and Other forms of short-term tax-exempt loans.

Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the U.S. through agreements with the issuing authority which provide that, if required, the Federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

There are variations in the quality of Municipal Securities, both within a particular classification and among classifications. Also, the yields on Municipal Securities depend upon a variety of factors, including: general money market conditions; coupon rate; the financial condition of the issuer; general conditions of the municipal bond market; the size of a particular offering; the maturity of the obligations; and the rating of the issue.

The ratings of Moody’s, S&P and Finch represent their opinions as to the quality of Municipal Securities. However, ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Lebenthal Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Lebenthal Fund. The Advisor will consider such an event in determining whether the Lebenthal Fund should continue to hold the obligations.

Municipal Securities may include obligations of municipal housing authorities and single-family mortgage revenue bonds. Weaknesses in Federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations.

Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. The Board of Trustees is responsible for determining the credit quality of unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled.

Premium Securities. During a period of declining interest rates, many Municipal Securities in which the Lebenthal Fund invests likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium.

Auction Rate Securities. The Lebenthal Fund may invest in auction rate securities. Auction rate securities consist of auction rate municipal securities and auction rate preferred securities sold through an auction process issued by closed-end investment companies, municipalities and governmental agencies. For more information on risks associated with municipal securities, see “Municipal Securities” above.

Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. Over the last several years, numerous auctions have failed due to insufficient demand for securities and have continued to fail for an extended period of time. Failed auctions may adversely impact the liquidity of auction rate securities investments. Although some issuers of auction rate securities are redeeming or are considering redeeming such securities, such issuers are not obligated to do so and, therefore, there is no guarantee that a liquid market will exist for a Fund’s investments in auction rate securities at a time when the Lebenthal Fund wishes to dispose of such securities.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the closed-end fund on the securities in its portfolio and distributed to holders of the preferred securities. However, such designation may be made only if the closed-end fund treats preferred securities as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”).

The Lebenthal Fund’s investment in auction rate preferred securities of closed-end funds is subject to limitations on investments in other investment companies. The Lebenthal Fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Lebenthal Fund.

Equity Securities. The equity portion of the DCM/INNOVA Fund’s portfolio will generally be comprised of common stocks traded on domestic securities exchanges or on the over-the-counter market. In addition to common stocks, the equity portion of the DCM/INNOVA Fund’s portfolio may also include preferred stocks, convertible preferred stocks, and convertible bonds. Prices of equity securities in which the DCM/INNOVA Fund invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the DCM/INNOVA Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the DCM/INNOVA Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the DCM/INNOVA Fund. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities, including securities held by the DCM/INNOVA Fund, will decline.

Convertible Securities. Although the equity investments of the DCM/INNOVA Fund consist primarily of common and preferred stocks, the DCM/INNOVA Fund may buy securities convertible into common stock if, for example, the Advisor believes that a company’s convertible securities are undervalued in the market. Convertible securities eligible for purchase by the Fund include convertible bonds, convertible preferred stock, and warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of the DCM/INNOVA Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount. The DCM/INNOVA Fund’s ability to invest in warrants may be limited by the DCM/INNOVA Fund’s investment restrictions.

Companies With Unusual Valuations Based Upon Many Traditional Methods. The DCM/INNOVA Fund may invest in securities of companies whose market prices grow and very quickly reflect unreasonable valuations by traditional valuation techniques. Many of these types of companies have a low level of revenues relative to their market capitalization, and many are not yet profitable.

Since the prices of the securities of these companies do not reflect the usual relationships between price and corporate revenues, income, or profits, investments in these securities are accompanied by a substantial risk of loss because of their volatility and speculative nature. Numerous factors may cause the prices of these securities to fall precipitously, which may cause the DCM/INNOVA Fund to sustain substantial losses on any investments in such companies. These factors include, but are not limited to, market participants evaluating these securities using more traditional valuation techniques, investors taking less interest in these securities, a general downturn in the market for these securities, or adverse changes in market participants’ expectations regarding the potential markets, revenues, income, or profitability for these types of companies.

Foreign Securities. The DCM/INNOVA Fund may invest directly or indirectly in foreign securities, such as foreign securities traded on U.S. national exchanges or over-the-counter domestic exchanges; foreign securities represented by American Depository Receipts (“ADRs”), as described below; and foreign securities traded on foreign exchanges. The DCM/INNOVA Fund may also invest in foreign currency-denominated fixed-income securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the DCM/INNOVA Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Foreign securities also involve currency risk, which is the risk that the value of a foreign security will decrease due to changes in the relative value of the U.S. dollar and the security’s underlying foreign currency. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than would apply to domestic custodial arrangements, and transaction costs of foreign currency conversions. There may be less governmental supervision of foreign securities markets, brokers, and issues of foreign securities than in the United States. Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the DCM/INNOVA Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income that the DCM/INNOVA Fund receives from its investments.

ADRs provide a method whereby the DCM/INNOVA Fund may invest in securities issued by companies whose principal business activities are outside the United States. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

Corporate and Municipal Debt Securities. The DCM/INNOVA Fund may invest in fixed-income investments, including corporate, municipal, or other government debt securities. Corporate and municipal debt obligations purchased by the DCM/INNOVA Fund may be any credit quality, maturity, or yield. Accordingly, the DCM/INNOVA Fund’s debt securities may include “investment grade” securities (those rated at least Baa by Moody’s, BBB by S&P or Fitch, or if not rated, of equivalent quality in the Advisor’s opinion). In addition, the DCM/INNOVA Fund’s debt securities may include lower-rated debt securities including, without limitation, junk bonds. Debt obligations rated Baa by Moody’s or BBB by S&P or Fitch may be considered speculative and are subject to risks of non-payment of interest and principal. Debt obligations rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are generally considered speculative and subject to significant risks of non-payment of interest and principal. Descriptions of the quality ratings of Moody’s, S&P, and Fitch are contained in Appendix A to this SAI. While the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, they rely primarily upon their own analysis of factors establishing creditworthiness. The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the DCM/INNOVA Fund’s net asset value. These risks can reduce the DCM/INNOVA Fund’s share prices and the income it earns.

U.S. Government Securities. The Funds may invest in U.S. Government securities, defined to be U.S. Government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association (“GNMA”), as well as obligations of U.S. Government authorities, agencies, and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration (“FHA”), Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank (“FHLB”), Student Loan Marketing Association (“SLMA”), and The Tennessee Valley Authority. U.S. Government securities may also be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government (e.g. GNMA), several are supported by the right of the issuer to borrow from the U.S. Government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB). No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. Government does not extend to the yield or value of the Fund’s shares.

Demand Features. The Lebenthal Fund may acquire securities that are subject to puts and standby commitments (“Demand Features”) to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Lebenthal Fund. The Demand Feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party and may not be transferred separately from the underlying security. The underlying securities subject to a put may be sold at any time at market rates. The Lebenthal Fund expects that it will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if advisable or necessary, a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security. Demand Features provided by foreign banks involve certain risks associated with foreign investments.

Under a “stand-by commitment,” a dealer would agree to purchase, at the Lebenthal Fund’s option, specified securities at a specified price. The Lebenthal Fund will acquire these commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments may also be referred to as put options.

The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Lebenthal Fund to meet redemption requests and remain as fully invested as possible.

Real Estate Securities. Although the DCM/INNOVA Fund will not invest directly in real estate, the DCM/INNOVA Fund may invest in securities of issuers primarily engaged in or related to the real estate industry. The DCM/INNOVA Fund may invest in real estate investment trusts (“REITs”) and real estate operating companies, as well as other types of real estate securities such as publicly traded common stock, preferred stock, limited partnerships (including real estate master limited partnerships), rights or warrants to purchase common stock or convertible securities of corporations engaged in real estate development or companies whose financial prospects are deemed by the Advisor to be real estate oriented and consistent with the DCM/INNOVA Fund’s investment objectives. A REIT is a pooled investment vehicle that is organized as a corporation or business trust which invests primarily in income producing real estate or real estate loans or interests. Therefore, an investment in REITs or other real estate securities is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REIT’s investments are concentrated geographically, by property type or in certain other respects, the REIT may be subject to certain of the foregoing risks to a greater extent. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Options. The DCM/INNOVA Fund may purchase and write put and call options on securities. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A put option is a contract which gives the purchaser of the option (in return for a premium paid) the right to sell, and the writer of the option (in return for a premium received) the obligation to buy, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period. In contrast, a call option is uncovered (or naked) when the writer of the call option does not simultaneously own the underlying security on which the call option is written (or does not own a security convertible into such security without additional consideration) during the entire option period. The risks associated with covered option transactions include the following: (i) the success of a hedging strategy may depend on the ability of the Advisor to predict movements in the prices of the individual securities, fluctuations in markets, and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in the market value of the securities held by the DCM/INNOVA Fund and the prices of options; (iii) there may not be a liquid secondary market for options; and (iv) while the DCM/INNOVA Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. This is because if the DCM/INNOVA Fund’s underlying stock runs up past the option strike price the option holder may exercise the option to purchase the shares at the agreed upon price. The DCM/INNOVA Fund’s profits in this scenario will be limited to the difference between the purchase price and the strike price, plus the option premium received. The DCM/INNOVA Fund will not purchase put options when the aggregate premiums on outstanding put options exceed 10% of the Fund’s net assets at the time of purchase. Options trading is a highly specialized activity that entails greater than ordinary investment risks.

Writing Covered Call Options. The DCM/INNOVA Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the DCM/INNOVA Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the DCM/INNOVA Fund will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which the DCM/INNOVA Fund owns securities not subject to a call option, the DCM/INNOVA Fund, in writing covered call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that, in such circumstances, the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

The DCM/INNOVA Fund may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a “closing purchase transaction.” The DCM/INNOVA Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the DCM/INNOVA Fund. When an underlying security is sold from the DCM/INNOVA Fund’s securities portfolio, the DCM/INNOVA Fund will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

Writing Put Options. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. If the DCM/INNOVA Fund writes a put option, the DCM/INNOVA Fund will be required to “cover” it, for example, by depositing and maintaining in a segregated account with its custodian cash, U.S. government securities, or other liquid securities having a value equal to or greater than the exercise price of the option.

The DCM/INNOVA Fund may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by the DCM/INNOVA Fund, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which the DCM/INNOVA Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates. The DCM/INNOVA Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

Purchasing Put and Call Options. The DCM/INNOVA Fund may purchase call options to benefit from expected increases in the price of the underlying security, to close out a written call position or to protect against an increase in the price of a security it anticipates purchasing. The DCM/INNOVA Fund may purchase put options on securities to benefit from an anticipated decline in the price of the underlying security which it does not hold, to either partially or fully offset losses resulting from a possible decline in the value of a security which it does hold or to close out a written put position. The purchase of put options on securities the DCM/INNOVA Fund owns will enable the DCM/INNOVA Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the DCM/INNOVA Fund will continue to receive interest or dividend income on the security. The DCM/INNOVA Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought. If a put or call option purchased by the DCM/INNOVA Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the DCM/INNOVA Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when the DCM/INNOVA Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the DCM/INNOVA Fund may be unable to close out a position.

Securities Index Options. The DCM/INNOVA Fund may write puts, write (or sell) covered call options, and purchase put and call options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the DCM/INNOVA Fund’s securities or securities it intends to purchase or to benefit from the anticipated increase (e.g., in the case of a purchased call) or decline (e.g., in the case of a purchased put) of the securities index. The DCM/INNOVA Fund will only write call options that are “covered”. A call option on a securities index is considered covered, for example, if, so long as the DCM/INNOVA Fund is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Advisor, expected to replicate substantially the movement of the index or indexes upon which the options written by the DCM/INNOVA Fund are based. If the DCM/INNOVA Fund writes a put on a securities index, the DCM/INNOVA Fund will be considered to “cover” it, for example, by segregating with its custodian cash, U.S. government securities, or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed “index multiplier.”

A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 Total Return Index or the NYSE Composite Index, or a narrower market index such as the S&P 100 Index. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

The DCM/INNOVA Fund’s use of securities index options is subject to certain risks. The DCM/INNOVA Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on securities indexes, depends on the degree to which price movements in the underlying index correlate with the price movements in the DCM/INNOVA Fund’s portfolio securities. Consequently, the DCM/INNOVA Fund will bear the risk that the prices of its portfolio securities being hedged will not move in the same amount as the prices of the DCM/INNOVA Fund’s put options on the securities indexes. It is also possible that there may be a negative correlation between the index and the DCM/INNOVA Fund’s portfolio securities that would result in a loss on both such portfolio securities and the options on securities indexes acquired by the DCM/INNOVA Fund.

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in a poorer overall performance of the DCM/INNOVA Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the DCM/INNOVA Fund’s gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the DCM/INNOVA Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the DCM/INNOVA Fund to greater risks.

The DCM/INNOVA Fund’s ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the DCM/INNOVA Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Advisor will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if the DCM/INNOVA Fund’s prediction of interest and currency rates, market value, volatility, or other economic factors is incorrect, the DCM/INNOVA Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

●	current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;
●	a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and
●	differences between the derivatives, such as different margin requirements, different liquidity of such markets, and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the DCM/INNOVA Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the DCM/INNOVA Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the DCM/INNOVA Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the DCM/INNOVA Fund’s investments precisely over time.

Before a futures contract or option is exercised or expires, the DCM/INNOVA Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the DCM/INNOVA Fund may close out a futures contract only on the exchange the contract was initially traded. Although the DCM/INNOVA Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the DCM/INNOVA Fund may not be able to close out its position. In an illiquid market, the DCM/INNOVA Fund may:

●	have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;
●	have to purchase or sell the instrument underlying the contract;
●	not be able to hedge its investments; and
●	not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

●	an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives, or all derivatives, which sometimes occurs because of increased market volatility;
●	unusual or unforeseen circumstances may interrupt normal operations of an exchange;
●	the facilities of the exchange may not be adequate to handle current trading volume;
●	equipment failures, government intervention, insolvency of a brokerage firm or clearing house, or other occurrences may disrupt normal trading activity; or
●	investors may lose interest in a particular derivative or category of derivatives.

If the Advisor incorrectly predicts stock market and interest rate trends, the DCM/INNOVA Fund may lose money by investing in derivatives. For example, if the DCM/INNOVA Fund were to write a call option based on the Advisor’s expectation that the price of the underlying security would fall, but the price were to rise instead, the DCM/INNOVA Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the DCM/INNOVA Fund were to write a put option based on the Advisor’s expectation that the price of the underlying security would rise, but the price were to fall instead, the DCM/INNOVA Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The DCM/INNOVA Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

The prices of derivatives are volatile (i.e., they may change rapidly, substantially, and unpredictably) and are influenced by a variety of factors, including:

●	actual and anticipated changes in interest rates;
●	fiscal and monetary policies; and
●	national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the DCM/INNOVA Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Inflation-Linked Debt Securities. The Lebenthal Fund may invest in inflation-linked debt securities. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (“TIPS”), as well as securities issued by other entities such as corporations, municipalities, foreign governments and foreign issuers, including foreign issuers from emerging markets. See also “Foreign Investments (including Foreign Currencies).” Typically, such securities are structured as fixed income investments whose principal value is periodically adjusted according to the rate of inflation. The following two structures are common: (i) the U.S. Treasury and some other issuers issue inflation-linked securities that accrue inflation into the principal value of the security and (ii) other issuers may pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Other types of inflation-linked securities exist which use an inflation index other than the CPI.

Inflation-linked securities issued by the U.S. Treasury, such as TIPS, have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. Typically, TIPS pay interest on a semi-annual basis equal to a fixed percentage of the inflation adjusted principal amount. For example, if the Lebenthal Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation of 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-related bonds exist which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked securities.

While inflation-linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonally adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or a foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.

Any increase in the principal amount of an inflation-linked security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Futures Contracts. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”). No purchase price is paid or received when the contract is entered into. Instead, the DCM/INNOVA Fund, upon entering into a futures contract (and to maintain the Fund’s open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the DCM/INNOVA Fund. These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The DCM/INNOVA Fund expects to earn interest income on its initial and variation margin deposits.

The DCM/INNOVA Fund will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss. While futures positions taken by the DCM/INNOVA Fund will usually be liquidated in this manner, the DCM/INNOVA Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the DCM/INNOVA Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Securities Index Futures Contracts. Purchases or sales of securities index futures contracts may be used in an attempt to protect the DCM/INNOVA Fund’s current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, the DCM/INNOVA Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, the DCM/INNOVA Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the DCM/INNOVA Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Options on Futures Contracts. The DCM/INNOVA Fund may purchase exchange-traded and non-exchange traded call and put options on futures contracts and write exchange-traded and non-exchange traded call options on futures contracts. Certain of these put and call options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. Other such put and call options are not traded on exchanges but are traded in secondary markets. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price at any time before the option expires.

The DCM/INNOVA Fund will write only options on futures contracts that are “covered.” The DCM/INNOVA Fund will be considered “covered” with respect to a put option it has written if, so long as it is obligated as a writer of the put, the DCM/INNOVA Fund segregates with its custodian cash, U.S. government securities or liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker). The DCM/INNOVA Fund will be considered “covered” with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the DCM/INNOVA Fund owns a security deliverable under the futures contract. The DCM/INNOVA Fund will be considered “covered” with respect to a call option it has written on a securities index future if the Fund owns, so long as the DCM/INNOVA Fund is obligated as the writer of the call, securities the price changes of which are, in the opinion of the Advisor, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If the DCM/INNOVA Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the particular Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the DCM/INNOVA Fund. If the option is exercised, the DCM/INNOVA Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Options on futures contracts can be used by the DCM/INNOVA Fund to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the DCM/INNOVA Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium plus related transaction costs.

The purchase of put options on futures contracts is a means of hedging against a general decline in market prices. The purchase of a call option on a futures contract represents a means of hedging against a market advance when the DCM/INNOVA Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, the DCM/INNOVA Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the DCM/INNOVA Fund’s securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the DCM/INNOVA Fund intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts. Futures contracts and options on futures contracts can be volatile instruments and involve certain risks. If the Advisor applies a hedge at an inappropriate time or judge market movements incorrectly, options and futures strategies may lower the DCM/INNOVA Fund’s return. The DCM/INNOVA Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its position because of an illiquid market. The DCM/INNOVA Fund will not engage in transactions in futures contracts and related options for speculation. In instances involving the purchase of futures contracts or the writing of covered put options thereon by the DCM/INNOVA Fund, an amount of cash and cash equivalents, equal to the cost of such futures contracts or options written (less any related margin deposits), will be deposited in a segregated account with the DCM/INNOVA Fund’s custodian, thereby ensuring that the use of such futures contracts and options is unleveraged. In instances involving the sale of futures contracts or the writing of covered call options thereon by the DCM/INNOVA Fund, the securities underlying such futures contracts or covered options will at all times be maintained by the Fund or, in the case of index futures and related options, the DCM/INNOVA Fund will own securities the price changes of which are, in the opinion of the Advisor, expected to replicate substantially the movement of the index upon which the futures contract or covered option is based.

Bank Obligations. The Lebenthal Fund may invest in bank obligations. Bank obligations are obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of the banking industry.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

The Lebenthal Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Lebenthal Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Lebenthal Fund’s assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Bankers’ acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Lebenthal Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to the Lebenthal Fund’s limitation on investments in illiquid securities.

Corporate Obligations. In addition to municipal securities, the Lebenthal Fund may invest in corporate obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer term bonds are, however, generally more volatile than bonds with shorter maturities.

Forward Commitment & When-Issued Securities. Each Fund may purchase securities on a when-issued basis or for settlement at a future date if a Fund holds sufficient assets to meet the purchase price. In such purchase transactions, the Funds will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, a Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Funds would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Funds may sell such a security prior to the settlement date if the Advisor feels such action is appropriate. In such a case, the Funds could incur a short-term gain or loss.

Illiquid Investments. Each Fund may not purchase or otherwise acquire any illiquid investments if, immediately after the acquisition, the value of illiquid investments held by a Fund would exceed 15% of its net assets. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Illiquid investments pose risks of potential delays in resale and uncertainly in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio investments and the Funds may be unable to dispose of illiquid investments promptly or at reasonable prices. Under the supervision of the Trust’s Board of Trustees (the “Board”), the Adviser determines the liquidity of the Funds’ investments and, through reports from the Adviser, the Trustees monitor investments in illiquid instruments. If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid investments, it would seek to take appropriate steps to bring the Fund’s illiquid investments to or below 15% of its net assets per the requirements of Rule 22e-4 of the 1940 Act. . Investment in illiquid investments poses risks of potential delays in resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Funds may be unable to dispose of illiquid securities promptly or at reasonable prices.

Restricted Securities. Within its limitation on investment in illiquid investments, the DCM/INNOVA Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the DCM/INNOVA Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the DCM/INNOVA Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the DCM/INNOVA Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Restricted securities are generally considered to be illiquid unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(a)(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”). Investing in 144A Securities may decrease the liquidity of the DCM/INNOVA Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Subject to the oversight of the Board, 144A Securities determined by the Advisor to be liquid in accordance with procedures adopted by the Board shall not be deemed “illiquid securities.”

Lending of Portfolio Securities. In order to generate additional income, the DCM/INNOVA Fund may lend portfolio securities in an amount up to 33% of total DCM/INNOVA Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities which the Advisor has determined are creditworthy under guidelines established by the Board of Trustees. In determining whether the DCM/INNOVA Fund will lend securities, the Advisor will consider all relevant facts and circumstances. The DCM/INNOVA Fund may not lend securities to any company affiliated with the Advisor. Each loan of securities will be collateralized by cash, securities, or letters of credit. The DCM/INNOVA Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the DCM/INNOVA Fund cash or cash equivalent collateral, or provide to the DCM/INNOVA Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. While the loan is outstanding, the borrower will pay the DCM/INNOVA Fund any interest paid on the loaned securities, and the DCM/INNOVA Fund may invest the cash collateral to earn additional income. Alternatively, the DCM/INNOVA Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that the DCM/INNOVA Fund may share with the borrower some of the income received on the collateral for the loan or the DCM/INNOVA Fund will be paid a premium for the loan. Loans are subject to termination at the option of the DCM/INNOVA Fund or the borrower at any time. The DCM/INNOVA Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. If the DCM/INNOVA Fund invests cash collateral from the borrower, there is the risk that such investment may result in a financial loss. In such an event, the DCM/INNOVA Fund would be required to repay the borrower out of the DCM/INNOVA Fund’s assets.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the Advisor normally intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the Advisor believes a material event affecting the loaned securities will occur or the Advisor otherwise believes it necessary to vote.

The Fund did not have any income from securities lending activity during the fiscal year ended October 31, 2019.

Economic and Regulatory Risks. As economic activity has improved, both domestically and globally, the Federal Reserve and other foreign central banks have begun to retrench from the supportive policies introduced after global financial crisis that began to unfold in 2007, it is unclear as to the level which the Federal Reserve will allow interest rates to remain in the near future. Further reduction or withdrawal of support by the United States and/or by other governments and their central banks, failure of such efforts or support in response to any future crisis, or investor perception that such efforts or support are not succeeding could negatively affect financial markets generally, as well as result in higher interest rates, increase market volatility and reduce the value and liquidity of certain securities, including securities held by the Funds.

In addition, policy and legislative changes in the United States and in other countries have been implemented that are affecting many aspects of the financial markets and imposing additional regulatory requirements. Given the broad scope, sweeping nature, and relatively recent enactment of some of these changes, the potential impact they could have on securities held by the Funds is unclear and may not be fully known for some time. These changes and any future regulatory change could adversely affect the Funds.

Operational Risk. An investment in the Funds involves operational risk arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. Any of these failures or errors could result in a loss or compromise of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Funds. While the Funds seek to minimize such events through controls and oversight, there is no guarantee that the Funds will not suffer losses due to operational risk.

Cybersecurity Risk. The Funds and their service providers may be subject to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause a Fund to lose or compromise confidential, proprietary or private personal information, suffer data corruption or lose operational capacity. Breaches in cybersecurity include, among other things, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential, proprietary or private personal information or various other operational disruptions. Successful cybersecurity breaches of a Fund and/or a Fund’s investment advisor, distributor, custodian, transfer agent, or other third-party service providers may adversely impact the Fund and its shareholders. For instance, a successful cybersecurity breach may interfere with the processing of shareholder transactions, impact the Funds’ ability to calculate their NAV, cause the release of proprietary or private personal shareholder information, impede trading, subject the Funds to regulatory fines or financial losses, and/or cause reputational damage. The Funds rely on third party service providers for many of the day-to-day operations, and are therefore subject to the risk that the protections and protocols implemented by those service providers will be ineffective in protecting the Funds from cybersecurity breaches. Similar types of cybersecurity risks are also present for issuers of securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause a Fund’s investments in such companies to lose value. There is no guarantee the Fund will be successful in protecting against or responding to cybersecurity breaches.

Borrowing. To the extent permitted under the 1940 Act and other applicable law, the Funds may borrow money from banks in order to meet redemption requests or for extraordinary or emergency purposes. In the event that a Fund should ever borrow money under these conditions, such borrowing could increase the Fund’s costs and thus reduce the value of the Fund’s assets and returns to shareholders.

Temporary Defensive Positions. Each Fund may, from time to time, take temporary defensive positions that are inconsistent with that Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions. During such an unusual set of circumstances, a Fund may hold up to 100% of its portfolio in cash or cash equivalent positions (e.g., money market securities, U.S. Government securities, and/or similar securities). When a Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

INVESTMENT LIMITATIONS

The Funds have adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of a Fund. A “majority” for this purpose, means, with respect to each Fund, the lesser of (i) 67% of a Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

Fundamental Limitations. As a matter of fundamental policy, the Fund may not:

(1)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions). For purposes of this limitation, short sales of securities and futures trades, forward contracts, or similar trades requiring margin deposits or other use of a margin account are not considered purchasing securities on margin.

(2)	Issue senior securities, except as permitted by the 1940 Act;

(3)	Borrow money, except to the extent permitted under the 1940 Act and other applicable law (including, without limitation, borrowing to meet redemptions). For purposes of this investment limitation, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

(4)	Pledge, mortgage, or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

(5)	Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(6)	Make investments for the purpose of exercising control or management over a portfolio company;

(7)	Invest in securities of other registered investment companies, except as permitted under the 1940 Act;

(8)	Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this limitation, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, and repurchase agreements shall not be deemed to be the making of a loan;

(9)	Purchase or sell real estate or interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities);

(10)	Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices; and

(11)	Invest directly 25% or more of total assets in securities of issues in any particular industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), securities of state and municipal governments and investment in other investment companies are not considered to be issued by members of any industry. If, however, the Fund invests in an investment company that concentrates its investment in a particular industry, the Fund will consider such investment to be issued by a member of the industry in which such investment company invests. In addition, if the Fund invests in a revenue bond tied to a particular industry, the Fund will consider such investment to be issued by a member of the industry to which the revenue bond is tied.”

In addition, the 80% investment policy as described in the Lebenthal Fund’s Prospectus is fundamental and may not be changed without a shareholder vote.

Non-Fundamental Limitation. The following investment limitation is not fundamental and may be changed without shareholder approval. As a matter of non-fundamental policy, the DCM/INNOVA Fund may not:

(1)	Under normal circumstances, invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of U.S. and foreign companies that either have paid a dividend in the 12 months prior to the DCM/INNOVA Fund’s purchase of the security, or are expected by the Advisor to pay a dividend within 12 months following the DCM/INNOVA Fund’s purchase of the security.

(2)	Invest in interests in oil, gas, or other mineral exploration or development programs, although the DCM/INNOVA Fund may invest in the common stock of companies which invest in or sponsor such programs.

With respect to the “fundamental” and “non-fundamental” investment limitations above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the limitation on borrowing under the Funds’ third fundamental investment restriction applies at all times. If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Senior securities may include any obligation or instrument issued by a Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

The 1940 Act presently allows each Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, make decisions with respect to, and place orders for all purchases and sales of portfolio securities for each Fund.

The annualized portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making investment decisions, and the Funds may engage in short-term trading to achieve their investment objectives. High rates of portfolio turnover could lower performance of a Fund due to increased transaction costs and may also result in realization of short-term capital gains taxed at ordinary income tax rates. During the fiscal years ended October 31, 2019, 2018, and 2017, the DCM/INNOVA Fund’s portfolio turnover rates were 338%, 142% and 126%, respectively. The increase in the DCM/INNOVA Fund’s portfolio turnover rate in 2019 was primarily attributable to the change in the DCM/INNOVA Fund’s investment Adviser.

Purchases of money market instruments by the Funds are made from dealers, underwriters, and issuers. The Funds currently do not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, which may include a dealer mark-up, or otherwise involve transactions directly with the issuer of an instrument.

Normally, most of the Funds’ fixed-income portfolio transactions will be principal transactions executed in over-the-counter markets and will be executed on a “net” basis, which may include a dealer mark-up. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

Each Fund may participate, if and when practicable, in bidding for the purchase of a Fund’s securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Advisor, in its sole discretion, believe such practice to be otherwise in a Fund’s interest.

The Funds have adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers. In accordance with these policies and procedures, in executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for each Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may not be considered when determining the firms that are to execute brokerage transactions for the Funds.

Under Section 28(e) of the Securities Exchange Act of 1934 and the Fund’s investment advisory agreement with the Advisor (the “Advisory Agreement”), the Advisor is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received by the Advisor may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Advisor to determine and track investment results; and trading systems that allow the Advisor to interface electronically with brokerage firms, custodians and other providers. Research may be received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs and access to computer databases. In some instances, research products or services received by the Advisor may also be used by the Advisor for functions that are not research related (i.e., not related to the making of investment decisions). Where a research product or service has a mixed use, the Advisor will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds. The research and investment information services described above make available to the Advisor for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Advisor in connection with advisory clients other than the Funds and not all such services may be useful to the Advisor in connection with the Funds. Although such information may be a useful supplement to the Advisor’s own investment information in rendering services to the Funds, the value of such research and services is not expected to materially reduce the expenses of the Advisor in the performance of its services under the Advisory Agreement and will not reduce the management fees payable to the Advisor by each Fund.

The Advisor may utilize a brokerage firm affiliated with the Trust or the Advisor if they believe they can obtain the best execution of transactions from such broker. The Funds will not execute portfolio transactions through, acquire securities issued by, make savings deposits in, or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC. In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, are members, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for each Fund will be made independently from those for any other series of the Trust, and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Funds. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for another fund or other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund.

For the fiscal years ended October 31, 2019, 2018, and 2017, the DCM/INNOVA Fund paid brokerage commissions of $23,286, $38,937, and $34,640 and respectively.

NET ASSET VALUE

The net asset value per share of the Funds are normally determined at the time regular trading closes on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time, Monday through Friday, except when the NYSE closes earlier. The Funds’ net asset value is not calculated on business holidays when the NYSE is closed. The NYSE generally recognizes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value of each class of the Funds’ shares will not be calculated.

The net asset value per share of each Fund is calculated by adding the value of a Fund’s securities and other assets belonging to a Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares. “Assets belonging to” a Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular fund. Assets belonging to each Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number or the relative net asset values of all of the Trust’s series at the time of allocation or in accordance with other allocation methods approved by the Trustees. Subject to the provisions of the Trust’s Agreement and Declaration of Trust (“Trust Instrument”), determinations by the Trustees as to the direct and allocable liabilities and the allocable portion of any general assets with respect to each Fund are conclusive.

The pricing and valuation of portfolio securities are determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. Values are determined according to accepted accounting practices and all applicable laws and regulations. Using methods approved by the Trustees, the assets of the Funds are generally valued as follows:

●	Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund.

●	Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price.

●	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

●	Options are valued as follows: (1) exchange-listed options are valued at the last quoted sales price at the time of valuation. For purposes of determining the primary exchange the following applies: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE shall be considered the primary exchange for each portfolio option, unless the Advisor identifies a different primary exchange for the option; and (ii) if the option does not trade on the CBOE, the Advisor identifies the primary exchange for the option. (2) Unlisted options for which market quotations are readily available are valued at the last quoted sales price at the time of valuation. (3) If an option is not traded on the valuation date, the option is priced at the mean of the last quoted bid and ask prices as of the time of valuation. (4) If an option is not traded on the valuation date and there is an ask price but no bid price, the option is priced at the mean of the last ask prices and $0.00 as of the time of valuation. (5) An option may be valued at fair value when (i) the option does not trade on the valuation date; and (ii) a reliable last quoted bid and ask prices are not available.

●	Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees.

●	Open-end investment companies not listed on an exchange, including mutual funds and money market funds, are valued at the net asset value reported by such registered open-end investment companies.

One or more pricing services may be utilized to determine the value of securities held by the Funds. The methods used by independent pricing services and the quality of valuations so established are reviewed by the Advisor and the Funds’ administrator under the general supervision of the Board.

If securities in which the Funds invest are listed primarily on foreign exchanges that trade on weekends or other days when the Funds do not price their shares, the NAV of the Funds’ shares may change on days when shares of the Funds may not be purchased or sold.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Reference is made to “Investing in the Fund” in the Prospectus for more information concerning how to purchase and redeem shares. The following information supplements the information regarding share repurchases and share redemptions in the Prospectus.

Pricing of Orders. Shares of the Funds are offered and sold on a continuous basis. The purchase price of shares of a Fund is the net asset value next determined after the order is received, subject to the order being accepted by the Fund in good form. Net asset value is normally determined at the time regular trading closes on the NYSE on days that the NYSE is open for regular trading (currently 4:00 p.m., Eastern Time, Monday through Friday, except when the NYSE closes earlier), as described under “Net Asset Value” below. The net asset value per share of the Funds is not calculated on holidays or weekends when the NYSE is closed. An order received prior to the time regular trading closes on the NYSE will be executed at the price computed on the date of receipt and an order received after the time regular trading closes on the NYSE will be executed at the price computed on the next business day.

The Funds reserve the right in their sole discretion to: (i) suspend the offering of their shares; (ii) reject purchase orders when in the judgment of management such rejection is in the best interest of a Fund and its shareholders; and (iii) reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

The Funds may suspend the right of redemption or postpone the date of payment for shares for more than seven days: (a) for any period during which the NYSE is closed for other than customary weekend and holiday closings or trading on the NYSE is restricted, as determined by rules of the SEC; (b) for any period during which an emergency exists (as determined by rules of the SEC) as a result of which (i) disposal by a Fund of securities owned by it is not reasonably practicable or (ii) it is not reasonably practicable for a Fund to determine the value of its assets and (c) for such other periods as may be permitted by an order of the SEC.

The Lebenthal Fund.

Sales Charges – Class A Shares. The public offering price of Class A is equal to the Lebenthal Fund’s net asset value plus a sales charge as shown below. The Distributor receives the sales charge and may reallow it in an amount shown in the table below.

AMOUNT OF PURCHASE	SALES CHARGE AS % OF OFFERING PRICE	SALES CHARGE AS % OF AMOUNT INVESTED	DEALER COMMISSION AS A % OF OFFERING PRICE
Less than $250,000	0.50%	0.50%	0.50%
$250,000 or more	None	None	None

Waiver of Class A Sales Charges

You may qualify for a waived Class A sales charge if you own or are purchasing shares of the Lebenthal Fund. To receive the waived sales charge, you must inform the Lebenthal Fund (if you purchase Fund shares directly from the Lebenthal Fund), your broker or other financial intermediary at the time of your purchase that you qualify for such a waiver. If you do not inform the Lebenthal Fund or your financial intermediary that you are eligible for a waived sales charge, you may not receive the waiver that you are entitled to. You may have to produce evidence that you qualify for a reduced sales charge or waiver before you will receive it.

The sales charge applicable to Class A shares may be waived for shares sold to financial intermediaries who have entered into an agreement with the Lebenthal Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers. Certain waivers may be available to customers of certain financial intermediaries.

The sales charge applicable to Class A shares may be waived for the following purchases:

(1) shares sold to other registered investment companies affiliated with the Advisor;

(2) shares sold to:

(a) any pension, profit sharing, or other employee benefit plan for the employees of the Advisor, any of its affiliated companies, or investment advisory clients and their affiliates;

(b) 401(a) plans, 401(k) plans, SIMPLE 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, employer sponsored benefit plans (including health savings accounts), other similar employer-sponsored retirement and benefit plans. (Individual retirement vehicles, such as traditional and Roth IRAs, Coverdell education savings accounts, individual 401(k) plans, individual 403(b)(7) custodial accounts, one person Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts do not qualify for the waiver.)

(c) any life insurance company separate account registered as a unit investment trust;

(d) Trustees and retired Trustees of the Trust;

(e) directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses (including domestic partners), children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren (“Immediate Relatives”)), and Immediate Relatives of deceased employees of any member of the Advisor, or any investment advisory clients of the Advisor and its affiliates;

(f) directors, officers, and full-time employees, their spouses (including domestic partners), children or Immediate Relatives and Immediate Relatives of deceased employees of any sponsor group which may be affiliated with the Advisor;

(g) any directors, officers, full-time employees, sales representatives and their employees, their spouses (including domestic partners), children or Immediate Relatives of a broker-dealer having a dealer/selling agreement with the distributor;

(h) investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and

(i) financial institutions as shareholders of record on behalf of investment advisers or financial planners for their clients, and who charge a separate fee for their services.

Elimination of Class A Sales Charges

Shareholders can eliminate Class A shares’ initial sales charge through one or more of the discounts described below:

● A Larger Investment. The sales charge is eliminated if you purchase $250,000 or more of Class A shares.

● Rights of Accumulation. You and members of your family who live at the same address can add the current value of your Class A investments in the Lebenthal Fund and investments in other funds in Centaur Mutual Funds Trust that you currently own or are currently purchasing to the value of your Class A purchase, possibly reaching the investment level necessary to eliminate the sales charge.

● No Sales Charge on a Repurchase. If you sell Lebenthal Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or greater amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

● Letter of Intent Discount. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $250,000 in Class A shares of the Lebenthal Fund and your sales charge will be based on the total amount you intend to invest. You can also combine your purchase of Class A Shares in the Lebenthal Fund and shares of other funds in Centaur Mutual Funds Trust to fulfill your Letter of Intent. Your Letter of Intent is not a binding obligation to buy shares of the Lebenthal Fund; it is merely a statement of intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Class A Finder’s Fee and Corresponding CDSC

There are no front-end sales charges for purchases of Class A shares of the Lebenthal Fund of $250,000 or more. However, unless an investor is otherwise eligible to purchase Class A shares without a sales charge, the investor will pay a CDSC if he or she redeems such Class A shares within 12 months of the date of purchase. With respect to such purchases, the Distributor or the Lebenthal Fund’s Advisor may pay dealers a finders’ fee (as described below) on investments made in Class A shares with no initial sales charge. The CDSC covers the finder’s fee paid by the Distributor or the Advisor to the selling dealer. For the selling dealer to be eligible for the finders’ fee, the following requirements apply:

● The purchase can be made in any combination of the Funds of the Centaur Mutual Funds Trust. The amount of the finder’s fee will be determined based on the particular combination of the Funds purchased. The applicable finder’s fee will be determined on a pro rata basis to the purchase of each particular Fund.

● The shareholder will be subject to a CDSC for shares redeemed in any redemption within the first 12 months of purchase.

The CDSC will equal the amount of the finder’s fee paid out to the dealer as described in the chart below. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from the Lebenthal Fund. The Class A CDSC will not exceed the aggregate amount of the finder’s fee the Distributor or Advisor paid to the selling dealer on all purchases of Class A shares of the Lebenthal Fund an investor made that were subject to the Class A CDSC.

Amount of Finder’s Fee/Contingent Deferred Sales Charge

Amount of Purchase
$250,000 or more
0.25%

Share Certificates. The Funds do not issue share certificates. Evidence of ownership of shares is provided through entry in each Fund’s share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Other Information. If an investor realizes a gain on a redemption of a Fund’s shares, the reinvestment of the proceeds in that Fund will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment of the proceeds in that Fund may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

DESCRIPTION OF THE TRUST

The Trust, which is an unincorporated statutory trust organized under Delaware law on April 23, 2004, is an open-end investment management company. On October 30, 2013, the Trust’s name was changed from “Tilson Investment Trust” to “Centaur Mutual Funds Trust”, and the DCM/INNOVA Fund’s name was changed from “Tilson Dividend Fund” to “Centaur Total Return Fund”. On March 2, 2020, the DCM/INNOVA Fund’s name was changed from “Centaur Total Return Fund” to “DCM/INNOVA High Dividend Income Innovation Fund” The Trust Instrument authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Trust Instrument currently provides for the shares of two series: the DCM/INNOVA Fund and the Lebenthal Fund, each of which is managed by DCM Advisors, LLC of New York, New York. The DCM/INNOVA Fund currently has only one class of shares. The Lebenthal Fund currently has two classes of shares, Class A shares and Class I shares. Each class of shares represents an interest in the Lebenthal Fund, has the same rights and is identical in all material respects, except that (1) the classes bear different (or no) levels of sales loads and different expenses; (2) certain class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expense of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, fees or expenses incurred by members of the Board (the Trustees) as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (3) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements (see below for additional information). The number of shares of each series shall be unlimited. The Trust normally does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds, or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Funds, will vote together and not separately on a series-by-series basis except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. The Trust has adopted a Rule 18f-3 Multi-Class Plan that contains the general characteristics of, and conditions under which the Trust may offer multiple classes of shares of each series. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, Rule 18f-2 also provides that the ratification of the appointment of an independent registered public accounting firm for the Trust, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of holders can only be modified by a majority vote.

When used in the Prospectus or this SAI, a “majority” of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectus and this SAI, shares of the Funds will be fully paid and non-assessable and have no preemptive or conversion rights.

The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. Subject to the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each of the Funds, and any other series of the Trust, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the “Code”). The DCM/INNOVA Fund has qualified and the Lebenthal Fund intends to qualify and both Funds intend to remain qualified as a regulated investment company under Subchapter M of the Code. In order to so qualify, each Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of a Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies, and other income derived with respect to the Fund’s business of investing in such stock, securities, or currencies, and net income derived from an investment in a “qualified publicly traded partnership” as defined in section 851(h) of the Code (the “source-of-income” test). Any income derived by a Fund from a partnership (other than a “qualified publicly traded partnership”) or trust is treated as derived with respect to the Fund’s business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

A Fund may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year (the “asset diversification test”). In general, at least 50% of the value of a Fund’s total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the Fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of a Fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; the securities of two or more issuers (other than securities of another regulated investment company) if the issuers are controlled by the Fund and they are, pursuant to Internal Revenue Service Regulations, engaged in the same or similar or related trades or businesses; or the securities of one or more qualified publicly traded partnerships. The Funds intend to satisfy all of the requirements of the source-of-income test and the asset diversification tests on an ongoing basis for continued qualification as a regulated investment company.

If a Fund fails to meet the asset-diversification test with respect to a taxable quarter or the source of income test with respect to a taxable year, the Code provides several remedies, provided certain procedural requirements are met, which will allow the Fund to retain its status as a “regulated investment company. There is a remedy for failure to satisfy the asset diversification tests, which would require corrective action but no tax. In addition, the Code allows for the remedy of a failure of the source of income test, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

Exempt-Interest Dividends

The Lebenthal Fund intends to qualify to pay exempt-interest dividends to their respective shareholders. In order to qualify to pay exempt-interest dividends, at least 50% of the value of the Lebenthal Fund’s total assets must consist of tax-exempt municipal bonds at the close of each quarter of the Lebenthal Fund’s taxable year. An exempt-interest dividend is that part of a dividend that is properly designated as an exempt-interest dividend and that consists of interest received by the Lebenthal Fund on such tax-exempt securities. Shareholders of the Lebenthal Fund will not incur any regular federal income tax on the amount of exempt-interest dividends received by them from the Lebenthal Fund, but an investment in the Lebenthal Fund may result in liability for federal and state alternative minimum taxation and may be subject to state and local taxes.

Interest on indebtedness incurred or accrued by a shareholder, whether a corporation or an individual, to purchase or carry shares of the Lebenthal Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder from the Lebenthal Fund. Any loss incurred on the sale or redemption of the Lebenthal Fund’s shares held for six months or less may be disallowed to the extent of exempt-interest dividends received with respect to such shares.

Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by the Lebenthal Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend’s proportionate share of the Lebenthal Fund’s income consisting of such interest.

The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority.

Under current tax law, qualifying corporate dividends are taxable at long-term capital gains tax rates. The long-term capital gains rate for individual taxpayers is currently at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. For 2020, individual taxpayers with taxable incomes above $441,450 ($496,600 for married taxpayers filing jointly and $469,050 for heads of households) are subject to a 20% rate of tax on long-term capital gains and qualified dividends. For individual taxpayers with taxable incomes not in excess of $40,000 ($80,000 for married taxpayers filing jointly and $53,600 for heads of household), the long-term capital gains rate and rate on qualified dividends is 0%. All other taxpayers are subject to a maximum 15% rate of tax on long-term capital gains and qualified dividends. The above income thresholds are subject to an annual adjustment for inflation.

Taxable dividends paid by the Funds to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Funds as qualifying for the DRD.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether the dividend was received in cash or reinvested in additional shares. All taxable dividends paid by the Funds other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent the Funds engage in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

The U.S. Department of the Treasury recently issued Proposed Regulations which provide that regulated investment companies that receive qualified REIT dividend income may designate such amounts as Section 199A dividends. Qualified REIT dividend income is the excess of qualified REIT dividends received by the regulated investment company over the amount of the regulated investment company’s deductions that are properly allocable to such income. If the Fund designates a dividend as a Section 199A distribution, it may be treated by shareholders as a qualified REIT dividend that is taxed as ordinary income and for non-corporate taxpayers eligible for the 20% deduction for “qualified business income” under Code section 199A. Generally, only non-corporate shareholders who have held their shares for more than 45 days during the 91-day period beginning on the date which is 45 days prior to the ex-dividend date for such dividend are eligible for such treatment.

Shareholders who hold a Fund’s shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

Each series of the Trust will designate (1) any distribution that constitutes a qualified dividend as qualified dividend income; (2) any tax-exempt distribution as an exempt-interest dividend; (3) any distribution of long-term capital gains as a capital gain dividend; (4) any dividend eligible for the corporate dividends received deduction; and (5) any distribution that is comprised of qualified REIT dividend income as a Section 199A dividend as such in a written notice provided to shareholders after the close of the Fund’s taxable year. Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

To the extent that a distribution from a Fund is taxable, it is generally included in a shareholder’s gross income for the taxable year in which the shareholder receives the distribution. However, if the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. A regulated investment company is permitted to carry forward net capital losses indefinitely and may allow losses to retain their original character (as short or as long-term). These capital loss carryforwards may be utilized in future years to offset net realized capital gains of the Funds, if any, prior to distributing such gains to shareholders.

Certain individuals, estates and trusts must pay a 3.8% Medicare surtax on “net investment income” including, among other things, dividends and proceeds of sale in respect of securities like the shares, subject to certain exceptions. Prospective investors should consult with their own tax advisors regarding the effect, if any, of this surtax on their ownership and disposition of the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Funds intend to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). Such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions may be eligible for (i) the dividends-received deduction in the case of corporate shareholders or (ii) treatment as “qualified dividend income” in the case of noncorporate shareholders.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

The Funds will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 24%) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct taxpayer identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Funds that they are not subject to backup withholding when required to do so, or that they are “exempt recipients.”

Depending upon the extent of a Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Funds to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund’s certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with the Fund’s certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). The Funds may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder. Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.

Under sections 1471 through 1474 of the Code, known as “FATCA”, the Funds are required to withhold U.S. tax at a rate of 30% on payments of taxable dividends and beginning January 1, 2019, redemption proceeds and certain capital gain dividends, made to certain non-U.S. entities that fail to comply (or be deemed compliant) with the extensive new reporting and withholding requirements under FATCA designed to inform the U.S. Treasury of certain U.S. owned foreign assets and accounts. Shareholders may be requested to provide additional information to the Funds to enable them to determine whether FATCA withholding is required. A Fund will disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Mutual funds are required to report to the IRS and furnish to fund shareholders the cost basis information for fund shares purchased and/or sold on or after January 1, 2012. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Funds are also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. In the absence of an election by a shareholder to elect from available IRS accepted cost basis methods, the Funds will use a default cost basis method. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

The Funds will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder’s cost and thus, in effect, result in a return of a part of the shareholder’s investment.

MANAGEMENT AND OTHER SERVICE PROVIDERS

This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and Funds, respectively, as well as the entities that provide services to the Funds.

Trustees and Officers

The Trustees are responsible for the management and supervision of the Funds. The Trustees set broad policies for the Funds and choose the Funds’ officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Advisor and the Funds; and oversee activities of the Funds. Generally, each Trustee and officer serves an indefinite term or until certain circumstances occur, such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The following chart shows information for the Trustees who are not “interested persons” as defined in the 1940 Act (“Independent Trustees”), the Trustee who is an “interested person” as defined in the 1940 Act (“Interested Trustee”), and each officer of the Trust. The address of each Trustee and officer, unless otherwise indicated, is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Name, Address, and Year of Birth *	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
James H. Speed, Jr.	Trustee and Chairman	Since 3/2009 (Chairman since 9/2012)	Retired, Private Investor (2016 to present); President and CEO of NC Mutual Life Insurance Company (insurance company) (may 2003 to December 2015)	2	Independent Trustee of Hillman Capital Management Investment Trust for its one series, Brown Capital Management Funds for its four series, Starboard Investment Trust for its seventeen series, WST Investment Trust for its one series, and Chesapeake Investment Trust for its one series (all registered investment companies); Member of Board of Directors of M&F Bancorp (until 2019); Member of Board of Directors of Investors Title Company.
Thomas G. Douglass, (Born 1956)	Trustee	Since 09/2013	Principal, Douglass and Douglass, Attorneys	2	Independent Trustee of WST Investment Trust for its one series (a registered investment company)
INTERESTED TRUSTEE*
Marc Rappaport (Born 1963)	Trustee	Since 09/2019	CEO of DCM Advisors, LLC	2	None

*	Mr. Rappaport is an Interested Trustee as a result of his position as C.E.O. of the Advisor

OTHER OFFICERS
David R. Carson, (Born 1958)	President (Principal Executive Officer)	Since 11/2018	Vice President – Director of Client Strategies, Ultimus Fund Solutions, LLC (2013 – present)	n/a	n/a
Zachary P. Richmond (Born 1980)	Treasurer (Principal Financial Officer)	Since 5/2019	Vice President – Director of Financial Administration, Ultimus Fund Solutions, LLC since February 2019; Associate Vice President and Associate Director of Financial Administration, Ultimus Fund solutions, LLC (December 2015-February 2019)	n/a	n/a

Name, Address, and Year of Birth *	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Simon H. Berry (Born 1971)	Secretary/Chief Compliance Officer	Secretary since 6/2017; CCO since 11/2018	Senior Attorney of Ultimus Fund Solutions LLC from 2016 to present; Staff Attorney Supervisor of Kentucky Department of Financial Institutions from 2009 to 2016.	n/a	n/a

Board Leadership Structure. The Board is composed of two Independent Trustees and one Interested Trustee. The Chairman of the Board, Mr. James H. Speed, Jr., is an Independent Trustee. The Chairman facilitates communication and coordination between the Board and Trust management and works closely with Trust counsel. The Board has established a Committee of Independent Trustees, the principal functions of which are: (i) to appoint, retain and oversee the Trust’s independent registered public accounting firm; (ii) to meet separately with the independent registered public accounting firm and receive and consider a report concerning its conduct of the audit, including any comments or recommendations it deems appropriate; (iii) to select and nominate all persons to serve as Independent Trustees; (iv) to act as the Trust’s proxy voting committee under the Trust’s Proxy Voting and Disclosure Policy; and (v) to act as the Trust’s qualified legal compliance committee (“QLCC”), as defined in the regulations under the Sarbanes-Oxley Act. In selecting and nominating persons to serve as Independent Trustees, the Committee will not consider nominees recommended by shareholders of the Trust.

Messrs. Speed and Douglass are the members of the Committee of Independent Trustees. The Committee of Independent Trustees met two times during the Trust’s last fiscal year.

With respect to risk oversight, the Board considers risk management issues as part of its general oversight responsibilities throughout the year. The Board holds four regular board meetings each year during which the Board receives risk management reports and/or assessments from Trust management, the Funds’ advisor, administrator, transfer agent and distributor, and receives annual and semi-annual reports from the Trust’s Chief Compliance Officer (“CCO”). When appropriate, the Board may hold special meetings or communicate directly with Trust management, the CCO, the Trust’s third party service providers, legal counsel or independent registered public accounting firm to address matters arising between regular board meetings or needing special attention. In addition, the Board has adopted policies and procedures for the Trust to help detect and prevent and, if necessary, correct violations of federal securities laws.

Risk Oversight. The operation of a mutual fund, including its investment activities, generally involves a variety of risks. As part of its oversight of the Funds, the Board oversees risk through various regular board and committee activities. The Board, directly or through its Committee of Independent Trustees, reviews reports from, among others, the Advisor, the Trust’s CCO, the Trust’s independent registered public accounting firm, and outside legal counsel, regarding risks faced by the Funds and the risk management programs of the Advisor, with respect to the Funds’ investment and trading activities, and certain service providers. The actual day-to-day risk management with respect to the Funds resides with the Advisor, for the Funds’ investment and trading activities, and other service providers to the Funds. Although the risk management policies of the Advisor and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect the Funds can be identified, eliminated or mitigated and some risks simply may not be anticipated or may be beyond the control of the Board or the Advisor or other service providers. The Independent Trustees meet separately with the Trust’s CCO at least annually, outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives an annual written report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the Trust’s CCO to address matters arising between regular meetings.

The Board also receives quarterly reports from the Advisor on the investments and securities trading of the Funds, including its investment performance, as well as reports regarding the valuation of the Funds’ securities. The Board also receives quarterly reports from the Funds’ administrator, transfer agent and distributor on regular quarterly items and, where appropriate and as needed, on specific issues. In addition, in its annual review of the Funds’ investment advisory agreements, the Board will review information provided by the Advisor relating to its operational capabilities, financial condition and resources. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing, among other things, the number of funds in the Trust and the effectiveness of the Board’s committee structure.

Trustee Qualifications. The Trust believes that each of the Trustees has the appropriate experience, qualifications, attributes, and skills (collectively “Trustee Attributes”) to continue to serve as a trustee to the Trust in light of the Trust’s business and structure. Among the Trustee Attributes common to each of the Trustees are their ability to evaluate, question and discuss information about the Funds, to interact with the other Trustees, Trust management, the Trust’s third party services providers, legal counsel, and independent registered public accounting firm, and exercise business judgment in the performance of their duties as Trustees.

In addition to the Trustee Attributes discussed above, each of the Trustees has additional Trustee Attributes including, among other things, the Trust Attributes indicated in the “Trustee and Executive Officers” table, above, and as follows:

James H. Speed, Jr. Mr. Speed has experience in and knowledge of the financial industry as an individual investor and in his role as a trustee on several other mutual fund boards. He also has business experience as a former President and CEO of an insurance company and as a former President of a company in the business of consulting and private investing. Further, Mr. Speed has served on the Board and/or the board of other mutual funds for a number of years and thus has gained substantial mutual fund board experience and insight as to the business and operations of a mutual fund, including the Trust.

Thomas G. Douglass. Mr. Douglass has experience in and knowledge of the financial industry as an individual investor. He is also an attorney with experience in dealing with trusts and has knowledge of securities laws from previously serving as an arbitrator for the National Association of Securities Dealers, which is now part of the Financial Industry Regulatory Authority, Inc. Further, Mr. Douglas serves on the board of other mutual funds and thus has gained mutual fund board experience and insight as to the business and operations of a mutual fund.

Marc Rappaport. Mr. Rappaport has experience in and knowledge of the financial industry in his role as CEO of the Advisor and his prior work experience with Alpine Woods Capital Investors and Pioneer Investments.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial, business and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust. References to the specific qualifications, attributes and skills of the Trustees being disclosed pursuant to requirements of the SEC do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

The Board had four regular meetings and three special meetings during the fiscal year ended October 31, 2019. Messrs. Douglass and Speed attended all of those meetings. Since Mr. Rappaport’s term as Trustee did not commence until September 2019, he did not attend any of those meetings as a Trustee.

Beneficial Equity Ownership Information. The following table shows the amount of the Funds’ equity securities beneficially owned by the Trustees and the aggregate value of all of the Trustee’s investments in equity securities of the Trust complex as of a valuation date of December 31, 2019. The values are stated using the following ranges:

A = none; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the DCM/INNOVA Fund	Dollar Range of Equity Securities in the Lebenthal Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee in Family of Investment Companies
Independent Trustees
James H. Speed, Jr.	C	A	C
Thomas G. Douglass	A	A	A
Interested Trustee
Marc Rappaport	A	E	E

Ownership of Securities of Advisor, Distributor, or Related Entities. As of December 31, 2019, the Independent Trustees and/or their immediate family members owned no securities of the Advisor, Ultimus Fund Distributors, LLC (the “Distributor”), or any entity controlling, controlled by, or under common control with the Advisor or Distributor.

Compensation. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an “interested person” of the Trust receives a fee of $2,000 each year plus $500 per series of the Trust per meeting attended in person and $200 per series of the Trust per meeting attended by telephone. All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. The following table presents the compensation for each Trustee for the fiscal year ending October 31, 2019:

Name of Trustee	Aggregate Compensation From Each of the Fund(s)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees
Independent Trustees
Thomas G. Douglass	$5,500	None	None	$5,500
James H. Speed, Jr.	$5,500	None	None	$5,500
		Interested Trustee
Marc Rappaport*	None	None	None	None

*	Mr. Rappaport’s term as Trustee commenced September 9, 2019

Code of Ethics. The Trust, Advisor, and Distributor each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, Advisor, and Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which securities may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

Proxy Voting Policies. The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Funds, subject to oversight of the Trustees. A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting Policy and Procedures are included as Appendix B to this SAI.

No later than August 31 of each year, the Trust files Form N-PX with the SEC. Form NP-X states how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30. The Trust’s proxy voting records, as set forth in the most recent Form N-PX filing, are available upon request, without charge, by calling the Fund at 1-888-484-5766; and (ii) on the SEC’s website at http://www.sec.gov.

Principal Holders of Voting Securities. As of January 31, 2020, the Trustees and officers of the Trust and the Advisor, as a group, owned approximately less than 1% of the outstanding shares of each Fund. As of January 31, 2020, the shareholder(s) listed below owned of record more than 5% of the outstanding shares of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Funds as of January 31, 2020.

DCM/INNOVA High Dividend Income Innovation Fund:

Name and Address of Beneficial Owner	Percentage Ownership
TD Ameritrade, INC. for The/Exclusive Benefit of Our Clients PO Box 2226, Omaha, NE 68103	6.99%
Charles Schwab & Co. INC/Special Custody A/C FBO Customers, ATTN Mutual Funds 101 Montgomery St., San Francisco, CA 94104	18.96%
Charles Schwab & Co. INC/Special Custody A/C FBO Customers, ATTN Mutual Funds 211 Main St., San Francisco, CA 94105	14.59%

Lebenthal Ultra Short Tax-Free Income Fund – Class A shares:

Name and Address of Beneficial Owner	Percentage Ownership
Marc Rappaport 475 Park Avenue South, 9th Floor New York, NY 10016	25%
David Faust 4 Country Club Drive Larchmont, NY 10538	75%

Lebenthal Ultra Short Tax-Free Income Fund – Class I shares:

Name and Address of Beneficial Owner	Percent
Marc Rappaport 475 Park Avenue South, 9th Floor New York, NY 10016	100%

Investment Advisor. DCM Advisors, LLC is the investment advisor for the Funds. Information about the Advisor, located at 475 Park Avenue South, 9th Floor, New York, NY 10016, and its duties and compensation as Advisor, is contained in the Prospectus. The Advisor supervises the Funds’ investments pursuant to the Advisory Agreements. The Advisor is controlled by Dinosaur Group Holdings, LLC. The Advisory Agreements are effective for a two-year period and may be renewed for additional one-year periods only so long as such renewal and continuance is specifically approved at least annually by the Trustees, provided the continuance is also approved by a majority of the Trustees who are neither parties to the Advisory Agreements nor interested persons of any such party, or by vote of a majority of the Funds’ outstanding voting securities. The Advisory Agreement is terminable without penalty on 60-days’ notice by the Trustees or by vote of a majority of the outstanding voting securities of the Funds or by the Advisor. Each Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

The Advisor manages the Funds’ investments in accordance with the stated policies of the Funds, subject to the approval of the Trustees. The Advisor is responsible for investment decisions and provides the Funds with the manager who is authorized by the Trustees to execute purchases and sales of securities. Dr. Vijay Chopra is responsible for the day-to-day management of the DCM/INNOVA Fund’s portfolio and Gregory Serbe is responsible for the day-to-day management of the Lebenthal Fund’s portfolio.

Under the Advisory Agreements, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of such Agreement, except: a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties; or a loss resulting from the Advisor’s reckless disregard of its duties and obligations under the Agreement.

For its services, the DCM/INNOVA Fund pays the Advisor an advisory fee equal to an annualized rate of 0.75% of the average daily net assets of the Fund, calculated as of the last business day of each month and paid within 15 days thereafter. In addition, the Advisor and the DCM/INNOVA Fund have entered into an Expense Limitation Agreement under which the Advisor has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the DCM/INNOVA Fund and assume other expenses of the DCM/INNOVA Fund through the period ending March 2, 2021, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the DCM/INNOVA Fund’s business, dividend expenses on securities sold short, “acquired fund fees and expenses, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to not more than 1.50% of the average daily net assets of the DCM/INNOVA Fund for any fiscal year. The DCM/INNOVA Fund or the Advisor may terminate the Expense Limitation Agreement at the end of the then-current term upon not less than 90-days’ notice to the Trust as set forth in the Expense Limitation Agreement. Prior to March 7, 2019, the DCM/INNOVA Fund paid the Advisor under the Interim Advisory Agreement an advisory fee equal to an annualized rate of 1.50% of the average daily net assets of the Fund, calculated as of the last business day of each month and paid within 15 days thereafter. In addition, the Advisor and the DCM/INNOVA Fund had entered into an Interim Expense Limitation Agreement under which the Advisor agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the DCM/INNOVA Fund and assume other expenses of the DCM/INNOVA Fund through the period ending February 28, 2020, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the DCM/INNOVA Fund’s business, dividend expenses on securities sold short, “acquired fund fees and expenses, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to not more than 1.95% of the average daily net assets of the DCM/INNOVA Fund for any fiscal year. Both the Interim Advisory Agreement and the Interim Expense Limitation expired upon shareholder approval of the Advisory Agreement on March 7, 2019. The DCM/INNOVA Fund did not pay any advisory fees to the Advisor during the fiscal year ended October 31, 2018.

Prior to the Advisor becoming the investment advisor to the DCM/INNOVA Fund on November 16, 2018, the DCM/INNOVA Fund paid Centaur Capital Partners, L.P., the DCM/INNOVA Fund’s previous investment advisor (the “Prior Advisor”), an advisory fee equal to an annualized rate of 1.50% of the average daily net assets of the DCM/INNOVA Fund. In addition, the Prior Advisor had entered into an expense limitation agreement with the DCM/INNOVA Fund under which the Prior Advisor had agreed to reduce the amount of the investment advisory fees to be paid to the Prior Advisor by the DCM/INNOVA Fund and assume other expenses of the DCM/INNOVA Fund in an amount that limited Total Annual Fund Operating Expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the DCM/INNOVA Fund’s business, dividend expenses on securities sold short, “acquired fund fees and expenses, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to an amount not exceeding 1.95% of the average daily net assets of the DCM/INNOVA Fund for any fiscal year. For the DCM/INNOVA Fund fiscal year ended October 31, 2019, the Advisor earned fees in the amount of $138,941, before advisory fee waivers and/or expense reimbursements of $186,528 and the Prior Advisor earned fees in the amount of $15,978, before Advisor fee waivers and/or expense reimbursements of $14,027. For the DCM/INNOVA Fund fiscal year ended October 31, 2018, the Prior Advisor earned fees in the amount of $391,490, before advisory fee waivers and/or expense reimbursement of $158,834. For the DCM/INNOVA Fund’s fiscal year ended October 31, 2017, the Prior Advisor earned fees in the amount of $389,560 before management fee waivers and/or expense reimbursements in the amount of $155,058.

For its services, the Lebenthal Fund pays the Advisor an advisory fee equal to an annualized rate of 0.42% of the average daily net assets of the Lebenthal Fund, calculated as of the last business day of each month and paid within 15 days thereafter. In addition, the Advisor and the Lebenthal Fund have entered into an Expense Limitation Agreement under which the Advisor has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Lebenthal Fund and assume other expenses of the Lebenthal Fund through the period ending December 31, 2021 if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Lebenthal Fund’s business, dividend expenses on securities sold short, “acquired fund fees and expenses and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to not more than .49% of the average daily net assets of the of the Class A and Class I Shares for any fiscal year. The Lebenthal Fund or the Advisor may terminate the Expense Limitation Agreement at the end of the then-current term upon not less than 90-days’ notice to the Trust as set forth in the Expense Limitation Agreement.

Portfolio Managers

Compensation. Dr. Vijay Chopra is a Senior Portfolio Manager in the Global and International Equity Group at the Advisor. Dr. Chopra is paid a base salary and is eligible for a discretionary bonus based on, among other things, the performance of the Advisor and the various strategies that Dr. Chopra manages. Mr. Gregory Serbe is a Senior Portfolio Manager for the Advisor’s U.S. Municipal Bond Strategy. Mr. Serbe is paid a base salary and is eligible for a discretionary bonus based on, among other things, the performance of the Advisor and the various strategies that Mr. Serbe manages.

Ownership of Fund Shares. The table below shows the amount of the Funds’ equity securities beneficially owned by Dr. Chopra and Mr. Serbe as of January 31, 2020 stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the DCM/INNOVA Fund	Dollar Range of Equity Securities in the Lebenthal Fund
Dr. Vijay Chopra	A	A
Gregory Serbe	A	A

Other Accounts. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts. The table below shows the number of accounts, and total assets in, such other accounts as of January 31, 2020:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Dr. Vijay Chopra	1	$111,200,728	0	$0	3	$58,942,592
Total Accounts and Assets where advisory fee is based upon account performance	0	$0	0	$0	0	$0
Gregory Serbe	0	$0	0	$0	12	$29,449,621.63
Total Accounts and Assets where advisory fee is based upon account performance	0	$0	0	$0	0	$0

Conflicts of Interests. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with the management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include separately managed accounts the “Other Accounts”). The Other Accounts might have similar investment objectives as the Funds, track the same index the Funds track, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Funds. While the portfolio managers’ management of Other Accounts may give rise to the following potential conflicts of interest, the Advisor does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Advisor believes that it has implemented policies and procedures that are designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades: A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Funds. Because of positions with the Funds, the portfolio manager knows the size, timing, and possible market impact of Fund trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts managed and to the possible detriment of the Funds. However, because the Funds seek to follow its own unique investment strategies and limitations, this particular conflict of interest may be limited. Moreover, the Advisor has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities: The Advisor provides investment supervisory services for other investment products that have varying investment guidelines. For some of these investment strategies, the Advisor may be compensated based on the profitability of the account. These incentive compensation structures may create a conflict of interest for the Advisor with regard to other client accounts where the Advisor is paid based on a percentage of assets in that the Advisor may have an incentive to allocate the investment opportunities that it believes might be the most profitable to the client accounts where they might share in investment gains. The Advisor has implemented policies and procedures in an attempt to ensure that investment opportunities are allocated in a manner that is fair and appropriate to the various investment strategies based on the firm’s investment strategy guidelines and individual client investment guidelines. When an investment opportunity is deemed appropriate for more than one strategy, allocations are generally made on a pro-rata basis.

Administrator, Fund Accountant and Transfer Agent. Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Funds pursuant to a Master Services Agreement (the “Fund Services Agreement”).

As Administrator, Ultimus assists in supervising all operations of the Funds (other than those performed by the Advisor under the Advisory Agreements). Ultimus has agreed to perform or arrange for the performance of the following services (under the Fund Services Agreement, Ultimus may delegate all or any part of its responsibilities thereunder):

--	prepares and assembles reports required to be sent to the Funds’ shareholders and arranges for the printing and dissemination of such reports;
--	assembles reports required to be filed with the SEC and files such completed reports with the SEC;
--	arranges for the dissemination to shareholders of the Funds’ proxy materials and oversees the tabulation of proxies;
--	files the Funds’ federal income and excise tax returns and the Funds’ state and local tax returns;
--	assists and advises the Funds regarding compliance with the 1940 Act and with its investment policies and limitations; and
--	makes such reports and recommendations to the Board as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the NAV per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the Funds’ custodian, verifies and reconciles with the Funds’ custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining NAV; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Funds.

As Transfer Agent, Ultimus performs the following services in connection with the Funds’ shareholders: maintains records for each of the Fund's shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Funds on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from each Fund for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Fund Services Agreement. The fee payable to Ultimus is calculated daily and paid monthly based on the average daily net assets of each Fund, subject to a minimum fee per month. In addition, each Fund pays out-of-pocket expenses, including, but not limited to, postage and supplies. Unless sooner terminated as provided therein, the Fund Services Agreement between the Trust and Ultimus will continue in effect until October 31, 2020. The Fund Services Agreement thereafter, unless otherwise terminated as provided in the Fund Service Agreement, is renewed automatically for successive one-year periods. Pursuant to the Fund Services Agreement, Ultimus received from the DCM/INNOVA Fund $91,842, $120,611 and $118,247 for Administration, Fund Accounting and Transfer Agent services for the fiscal years ended October 31, 2019, October 31, 2018 and October 31, 2017, respectively.

Distributor. Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Funds, pursuant to a Distribution Agreement with the Trust. The Distributor may sell shares of the Fund directly or to or through qualified securities dealers or other approved entities, including, without limitation, sub-distributors, fund supermarkets, wholesalers and other marketing and distribution outlets. The Distributor is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Distributor is an affiliate of Ultimus. The Distributor is a broker-dealer registered with the SEC and a member in good standing of the Financial Industry Regulatory Authority (“FINRA”) and maintains, at its own expense, its qualification as a broker-dealer under all applicable federal or state laws in those states that the Funds shall from time to time offer their shares for sale, in order that state registrations may be maintained for the Funds. The Distribution Agreement may be terminated by either party upon 60 days’ prior written notice to the other party. Effective November 16, 2018, the Distributor is paid $8,000 per Fund per annum by the Trust and/or the Trust’s investment advisor(s) for its services under the Distribution Agreement. Prior to November 16, 2018, the Distributor was paid $24,000 per annum per Fund and/or the Trust’s investment advisor for its services under the Distribution Agreement.

Custodian. Union Bank N.A., 350 California Street, 6th Floor, San Francisco, California, 94104, serves as custodian for the Funds’ assets. The Custodian acts as the depository for the Funds, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Funds’ request, and maintains records in connection with its duties as Custodian.

Independent Registered Public Accounting Firm. BBD, LLP, 1835 Market Street, 3rd Floor, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Funds, audits the annual financial statements of the Fund, and prepares the Fund’s federal, state, and excise tax returns. Such firm will audit the financial statements of the Fund at least once each year. Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account. A copy of the most recent Annual Report will accompany the SAI whenever a shareholder or a prospective investor requests it.

Legal Counsel. Kilpatrick Townsend & Stockton LLP, 4208 Six Forks Road, Suite 1400, Raleigh, North Carolina 27609 serves as legal counsel to the Trust and the Fund.

Compliance Consulting Agreement. Under the terms of a Compliance Consulting Agreement with the Trust effective November 16, 2018, Ultimus provides an individual with the requisite background and familiarity with the Federal securities laws to serve as the Trust’s CCO and to administer the Trust’s compliance policies and procedures. For these services, the Trust pays Ultimus a base fee of $12,000 per Fund per annum. In addition, the Trust reimburse Ultimus for its reasonable out-of-pocket expenses relating to these compliance services.

DISTRIBUTION PLAN

The Lebenthal Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for its Class A Shares. See the section entitled “Investing in the Funds – Distribution of Shares” in the Prospectus. As required by Rule 12b-1, the Plan was approved by the Board and separately by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan. The Plan provides that the Trust’s Distributor or Treasurer shall provide to the Board, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes of such expenditures. The Board will take into account the expenditures for purposes of reviewing operation of the Plan and in connection with its annual consideration of the renewal of the Plan.

Potential benefits of the Plan to the Lebenthal Fund include improved shareholder services and savings to the Lebenthal Fund in certain operating expenses. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for a fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale.

Under the Plan, the Lebenthal Fund may annually expend up to 0.25% of its average daily net assets allocable to Class A Shares to pay for any activity primarily intended to result in the sale of those shares and the servicing of shareholder accounts, provided that the Board has approved the category of expenses for which payment is being made. Such expenditures paid as distribution fees to any person who sells shares may not exceed 0.25% for Class A Shares per annum of the Lebenthal Fund’s average daily net assets. Such expenditures may include, without limitation: (a) the printing and mailing of Lebenthal Fund Prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective shareholders; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Lebenthal Fund; (c) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding the Lebenthal Fund investment objectives and policies and other information about the Lebenthal Fund, including the performance of the Lebenthal Fund; (d) training sales personnel regarding the Lebenthal Fund; and (e) financing any activity that the Distributor determines is primarily intended to result in the sale of Lebenthal Fund shares. The Lebenthal Fund does not participate in any joint distribution activities with other investment companies.

GENERAL INFORMATION

The Funds may enter into agreements with financial intermediaries pursuant to which the Funds may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, distribution fees a Fund may pay to financial intermediaries pursuant to a Fund’s distribution plan, if any. Currently, the Lebenthal Fund has a distribution plan pursuant to Rule 12b-1 of the 1940 Act.

Other Payments by the Advisor

The Advisor and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to a Fund, the Distributor or shareholders of a Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing a Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about a Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Advisor and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Advisor and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Advisor through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

Use of the Lebenthal name

The Lebenthal Fund’s use of the Lebenthal name is pursuant to a Trademark License Agreement between Lebenthal Partners, LLC and the Advisor. Neither the Trust, the Trustees, or the Advisor are affiliated with Lebenthal Partners, LLC.

SPECIAL SHAREHOLDER SERVICES

The Funds offer the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their accounts. When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year-to-date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are normally not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking accounts. With shareholder authorization and bank approval, the relevant Fund will automatically charge the checking account for the amount specified ($50 minimum), which will be automatically invested in shares at the public offering price on the day of the month you specify. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $1,500 or more may establish a systematic withdrawal plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $50 per payment, by authorizing the relevant Fund to redeem the necessary number of shares periodically (monthly or for any months of your choice) in order to make the payments requested. Each Fund has the capacity to electronically deposit the proceeds of the systematic withdrawal directly to the shareholder’s personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or available by calling the Funds. If the shareholder prefers to receive his/her systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within seven days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Investing in the Fund – Redeeming Your Shares - Signature Guarantees” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles, and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The systematic withdrawal plan may be terminated at any time by the Funds upon 60 days’ written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-888-484-5766, or by writing to:

Centaur Mutual Funds Trust

c/o Transfer Agency

P.O. Box 46707

Cincinnati, OH 45246-0707

Purchases in Kind. The Funds may accept securities in lieu of cash in payment for the purchase of shares in the particular Fund. The acceptance of such securities is at the sole discretion of the Advisor, based upon the suitability of the securities accepted for inclusion as a long term investment of the respective Fund(s), the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in “Investing in the Funds – Purchase and Redemption Price” in the Prospectus.

Redemptions in Kind. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for a Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Funds committed themselves to pay redemptions in cash, rather than in kind, to any shareholder of record of a Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund’s net asset value at the beginning of such period. If a Fund redeems your shares in kind, you will bear the market risks associated with maintaining or selling the securities paid as redemption proceeds. In addition, when you sell the securities, you will pay taxes and brokerage charges associated with selling the securities.

Transfer of Registration. To transfer shares to another owner, send a written request to the applicable Fund at the address shown herein. Your request should include the following: (1) the Fund’s name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading “Signature Guarantees”); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

Employees and Affiliates of the Fund. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. In keeping with this purpose, the Funds may accept accounts with less than the minimum investment from Trustees, officers and employees of the Funds and the Advisor and certain parties related thereto, including clients of the Advisor or any sponsor, officer, committee member thereof, or members of their immediate family. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment requirements if such shareholders consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy), and other Fund literature.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted a policy that governs the disclosure of portfolio holdings. This policy is intended to ensure that such disclosure is in the best interests of the Funds and their shareholders and to address possible conflicts of interest. Under the Trust’s policy, the Trust and the Advisor generally will not disclose the Funds’ portfolio holdings to any third party unless such information has been made generally available to the public. The policy provides that the Trust and Advisor may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

The Funds will make available to the public a complete schedule of the Funds’ portfolio holdings, as reported on a fiscal quarter basis. This information is generally available within 60 days of the Funds’ fiscal quarter end and will remain available until the posting of the next fiscal quarter’s portfolio holdings report becomes available. You may obtain a copy of these quarterly portfolio holdings reports by calling the Funds at 1-888-484-5766. The Funds will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR, Form N-PORT or Form N-Q, as applicable. The Fund’s Form N-CSR, Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

The Funds and/or Advisor may, from time to time, provide additional portfolio holdings information in the form of quarterly management letters (“Quarterly Letters”) which will typically include additional portfolio holdings information, including disclosure of certain of the Funds’ portfolio holdings as of the end of the calendar quarter. The Funds will generally make the Quarterly Letters available to the public on the Funds’ website at http://www.dcmmutualfunds.com within thirty (30) days after the close of any calendar quarter for which a Quarterly Letter is prepared and such information will remain available until the earlier of the date the next Quarterly Letter is posted or the end of the next calendar quarter. To reach the Quarterly Letters, when available, use the link “Reports” located on the Funds’ home page. The Funds and/or Advisor may also send the Quarterly Letters to shareholders of the Funds and to mutual fund analysts; provided that a Quarterly Letter will not be sent to shareholders of the Funds or analysts until one day after such letter has been publicly disclosed on the Fund’s website.

The Funds and/or Advisor may also, from time to time, hold conference calls for shareholders, potential investors, and other interested parties where the Advisor expresses views and statements on the Funds’ portfolio securities, such as portfolio commentary or statistical information that may include the disclosure of additional portfolio holdings information. Information regarding the date and time of any conference call will be provided at least one week in advance by notice in a Quarterly Letter and/or by posting the information separately on the Funds’ website at http://www.dcmmutualfunds.com. Following any conference call that includes the disclosure of additional portfolio holdings information, a list of the holdings discussed will be made available on the Funds’ website at http://www.dcmmutualfunds.com. This information will remain available until new information for a subsequent conference call is posted.

The officers of the Funds and/or the Advisor may share non-public portfolio holdings information with the Funds’ and Advisor’ service providers, such as the Funds’ fund accountant and administrator, transfer agent, distributor, custodian, independent registered public accounting firm, Glass Lewis (proxy voting services), and legal counsel as identified in the Funds’ Prospectus and SAI; Fairview Investment Services, a compliance administrator providing compliance support to the Advisor and FilePoint EDGAR Services, financial typesetters and printers the Funds may engage for, among other things, the EDGARizing, typesetting, printing and/or distribution of regulatory and compliance documents. The Funds and/or Advisor may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Funds’ service providers receiving such non-public information are subject to confidentiality obligations.

The Funds currently do not provide non-public portfolio holdings information to any other third parties. In the future, the Funds may elect to disclose such information to other third parties if the officers of the Funds and/or Advisor determine that the Funds have a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. The Advisor is responsible for determining which other third parties have a legitimate business purpose for receiving the Funds’ portfolio holdings information.

The Fund’s policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees. The Advisor and Administrator are required to report to the Trustees any known disclosure of the Funds’ portfolio holdings to unauthorized third parties. The Funds have not (and do not intend to) enter into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Funds and its shareholders from providing such information, which include the publication of Fund ratings and rankings.

FINANCIAL STATEMENTS

The audited financial statements of the DCM/INNOVA Fund for the year ended October 31, 2019, including the financial highlights appearing in the Annual Report to shareholders, are incorporated by reference and made a part of this document. You may request a copy of the Funds’ Annual or Semi-Annual Reports to shareholders at no charge by calling the Fund at 1-888-484-5766.

APPENDIX A – DESCRIPTION OF RATINGS

The Funds may acquire debt securities as described in the Prospectus and this SAI. The Funds are not restricted with respect to yield, maturity, or credit quality of any debt securities, so that the Funds may purchase debt securities that are of high quality “investment grade” (“Investment-Grade Debt Securities”) or of lower quality with significant risk characteristics (e.g., “junk bonds”). The various ratings used by nationally recognized statistical rating organizations (each an “NRSRO”) are described below.

A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of Investment-Grade Debt Securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

S&P GLOBAL RATINGS. The following summarizes the highest four ratings used by S&P® Global Ratings (“S&P”), a division of S&P Global, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

AAA – An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

Bonds rated “BB”, “B”, “CCC”, “CC” “C” and “D” are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “D” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions. An obligation rated “D” is in default or in breach of an imputed promise.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) to show relative standing within the major rating categories.

Short-term obligations rated “A-1” by S&P indicates that the obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus (+) designation. This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong. A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

The rating SP-1 is the highest rating assigned by S&P to short term municipal notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY’S INVESTORS SERVICE, INC. Ratings assigned on Moody’s Investors Service, Inc. (“Moody’s”) global long-term and short-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporate, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The highest four ratings are deemed to be Investment-Grade Debt Securities by the Advisor::

Aaa –Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa –Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A –Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa –Obligations rated Baa are judged to be medium grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Obligations which are rated Ba, B, Caa, Ca or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Advisor. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firm.

Short-Term Ratings

Moody’s short-term ratings are assigned to obligations with an original maturity of thirteen months, or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 –Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 –Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 –Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP –Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings – The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to five years maturity. Municipal notes on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels — MIG 1 through MIG 3- while speculative grade short-term obligations are designated SG.

MIG 1 –This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 –This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 –This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG –This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings – In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale, called the Variable Municipal Investment Grade (VMIG) scale. VMIG ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating (or counterparty assessment) of the support provider, or the underlying obligor in the absence of third-party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime. For example, the VMIG rating for an industrial revenue bond with Company XYZ as the underlying obligor would normally have the same numerical modifier as Company XYZ’s prime rating. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1 –This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 –This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 –This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG –This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS. The following summarizes the highest four ratings used by Fitch Ratings, Inc. (“Fitch”):

National Long-Term Credit Ratings

AAA – “AAA” National Ratings denote the highest rating assigned by Fitch in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

AA – “AA” National Ratings denote expectations of a very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A – “A” National Ratings denote an expectation of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

BBB – “BBB” National Ratings denote a moderate level of default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be Investment-Grade Debt Securities. Securities rated BB have an elevated default risk relative to other issuers or obligations in the same country, and securities rated B have a significantly elevated default risk relative to other issuers or obligations in the same country or monetary union. A rating CCC denotes a very high level of default risk relative to other issuers or obligations in the same country, while a rating CC denotes that default risk is among the highest relative to other issuers or obligations in the same country. A rating C denotes that default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a C category rating for an issuer include: the issuer has entered into a grace or cure period following non-payment of a material financial obligations, the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligations; the formal announcement by the issuer of their agent of a distressed debt exchange; and a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent. RD ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but that has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and has not otherwise ceased operating. This would include the selective payment default on a specific class or currency of debt, the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation, the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel, or execution of a distressed debt exchange on one or more material financial obligations. D ratings denote an issuer that has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Note: (+) or (-) may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the AAA National Rating category or to categories below CCC.

National Short-Term Credit Ratings

F1 – Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the Fitch’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a + is added to the assigned rating.

F2 – Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3 – Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher-rated categories.

B – Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

Short-term rates B, C, RD and D by Fitch are considered by the Advisor to be below Investment-Grade Debt Securities. Short-term securities rated C indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country, and the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment. Short-term securities rated RD indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. RD ratings are applicable to entity ratings only. Short-term securities rated D indicate a broad-based default event for an entity, or the default of a short-term obligation.

Note: (+) or (-) may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to Short-Term National Ratings other than F-1.

While the foregoing descriptions of the ratings systems used by the Advisor distinguish between Investment-Grade Debt Securities and more speculative debt securities, as stated above the Funds are not limited with respect to the yield, maturity or credit quality of the debt securities in which it invests. Accordingly, the Funds’ portfolio may be invested in Investment-Grade Debt Securities or debt securities that are not Investment-Grade Debt Securities in any proportion.

APPENDIX B – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	the Trust’s Proxy Voting and Disclosure Policy; and

(2)	the Advisor’s Proxy Voting and Disclosure Policy, including a detailed description of the Advisor’s specific proxy voting guidelines.

CENTAUR MUTUAL FUNDS TRUST

PROXY VOTING AND DISCLOSURE POLICY

I.	Introduction

Effective April 14, 2003, the Securities and Exchange Commission (“SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 (“Investment Company Act”) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that each series of shares of the Centaur Mutual Funds Trust (“Trust”) listed on Exhibit A, attached hereto, (individually a “Fund” and collectively “Funds”), disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (“Policy”) is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that each Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

A.	General

The Trust’s Board of Trustees (“Board”) believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds’ shareholders.

B.	Delegation to Fund’s Advisor

The Board believes that DCM Advisors, LLC (“Advisor”), as the Funds’ investment advisor, is in the best position to make individual voting decisions for each Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Advisor is hereby delegated the following duties:

(1)	to make the proxy voting decisions for each Fund; and

(2)	to assist each Fund in disclosing the Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, shall approve the Advisor’s Proxy Voting and Disclosure Policy (“Advisor’s Voting Policy”) as it relates to each Fund. The Board shall also approve any material changes to the Advisor’s Voting Policy no later than four (4) months after adoption by the Advisor.

C.	Conflicts

In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in the Advisor’s Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust’s Proxy Voting Committee (as defined below). In addition, provided the Advisor is not affiliated with a Fund’s principal underwriter or an affiliated person of the principal underwriter and neither the Fund’s principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund’s shareholders and the Fund’s principal underwriter or affiliated person of the principal underwriter.

III.	Fund Disclosure

A.	Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

The Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders by including it as an appendix to its Statement of Additional Information (“SAI”) on Form N-1A. Each Fund will also notify its shareholders in the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number. The Fund will send this description of the Fund’s Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.	Disclosure of the Fund’s Complete Proxy Voting Record

In accordance with Rule 30b1-4 of the Investment Company Act, each Fund will file Form N-PX with the SEC no later than August 31 of each year. Each Fund shall disclose to its shareholders on Form N-PX the Fund’s complete proxy voting record for the twelve-month period ended June 30.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

(1)	The name of the issuer of the portfolio security;

(2)	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

(3)	The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);

(4)	The shareholder meeting date;

(5)	A brief identification of the matter voted on;

(6)	Whether the matter was proposed by the issuer or by a security holder;

(7)	Whether the Fund cast its vote on the matter;

(8)	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

(9)	Whether the Fund cast its vote for or against management.

Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.	Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(1)	A copy of this Policy;

(2)	Proxy statements received regarding each Fund’s securities;

(3)	Records of votes cast on behalf of each Fund; and

(4)	A record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Advisor’s records.

A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.	Proxy Voting Committee

A.	General

The proxy voting committee (“Proxy Voting Committee”) of the Trust shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand.

B.	Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.	Other

This Policy may be amended, from time to time, as determined by the Board.

Adopted this 17th day of December 2004.

Amended as of November 16, 2018.

EXHIBIT A

DCM/INNOVA High Dividend Income Innovation Fund

Lebenthal Ultra Short Tax-Free Income Fund

DCM ADVISORS Proxy Voting Policy

DCM Advisors, LLC (“DCM”) generally does not vote proxies for client accounts. However, DCM votes proxies for open-end investment company fund clients for which it serves as the investment advisor and may agree to vote proxies for certain other client accounts. Therefore, DCM has the adopted the following policies and guidelines related to client accounts for which DCM has proxy voting authority.

General Policy

DCM, as a matter of policy and practice, has no authority to vote proxies on behalf of advisory clients unless otherwise agreed to in writing. DCM’s policy of having no proxy voting responsibility is disclosed to its advisory clients. However, DCM may serve an investment advisor or sub-advisor to open-end investment companies (“Mutual Fund Clients”) and DCM will vote proxies for these clients. With respect to client accounts in which DCM votes proxies, it is the policy of DCM to vote proxies in the manner that DCM believes are in the best interest of the advisory client or Mutual Fund Client investors. DCM is not required to vote every proxy and there may also be specific cases whereby refraining from voting the proxy may be in the client’s best interests. For example, casting a vote on a foreign security may require additional expenses or resources.

DCM may retain third party voting services for a variety of proxy-related services, including providing proxy guidelines.

For client accounts in which DCM votes proxies, the applicable portfolio manager will make every reasonable effort to submit proxy votes in a timely manner and to maintain appropriate records of how proxies have been voted. DCM expects to utilize an industry standard service in order to ensure that appropriate records are maintained, including such information as the name, ticker and CUSIP identifier of the portfolio security, the shareholder meeting date, and other relevant details.

As a matter of practice, it is DCM’s policy to not reveal or disclose to any Mutual Fund Client investor how DCM may have voted (or intends to vote) on a particular proxy until after it votes the proxy. DCM will generally not disclose such information to unrelated third parties unless doing so is considered in the best interests of client.

Policy Pertaining to Open-end Investment Company Accounts

For open-end investment companies in which DCM serves as investment advisor, DCM has decided to evaluate all proxies received against “Glass Lewis” guidelines. Glass Lewis has developed best practices in corporate governance that are consistent with the best interest of investors. DCM utilizes an industry-standard service to evaluate and provide a recommendation against Glass Lewis guidelines, for each matter being submitted for a vote. Glass Lewis guidelines address a number of topics, including among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers and acquisitions, and various other shareholder proposals. DCM has concluded that the Glass Lewis guidelines are substantially in accord with DCM’s own philosophy regarding corporate governance and conduct. In most cases, DCM will follow Glass Lewis’ voting recommendations, but it may deviate on specific proxy proposals.

The use of Glass Lewis minimizes the number of potential conflicts of interest DCM might face in voting proxies. In the event that a potential conflict would arise where DCM isn’t comfortable with voting on a particular proposal, then DCM will identify the potential conflict to its client and ask the client to consider voting the proposal on its behalf.

Appendix A contains a summary of the Glass Lewis Proxy Voting Guidelines.

Policy Pertaining to Other Managed Accounts

DCM may manage accounts in other pooled vehicles or in separately managed accounts as part of its investment advisory business. DCM’s authority to vote proxies on behalf of these client accounts may vary, depending upon the specific arrangements with the advisory client. Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, requires registered investment advisers that exercise voting authority over client securities to implement proxy voting policies and procedures. In accordance with such rule, DCM’s general policy is to vote proxy proposals, amendments, consents or resolutions in a manner that serves the best interests of the client, taking into account various factors. Historically, and in light of the typical size of our client accounts and because our investment approach is not activist in nature and results in avoidance of securities of companies whose corporate governance are found to be objectionable, we believe in most cases that clients do not benefit from the voting of the proxies. Stated another way, we believe that our clients interest are not harmed in cases where DCM elects not to vote proxies for most holdings. Our policy is therefore to limit our voting of proxies to those cases where we i) disagree with the voting recommendation of the board of directors of such holdings and ii) believe that our vote could be material to the outcome of the matter presented. Depending on the arrangement with the advisory client, DCM may use the Glass Lewis guidelines discussed above or the portfolio manager may vote without using Glass Lewis guidelines.

Oversight

The chief compliance officer or its designee is responsible for overseeing these policies and the relationship any third party proxy voting service.

Copy of this Policy and Voting Record

Advisory clients and Mutual Fund Client investors may obtain copies of this proxy voting policy, together with information regarding how we have voted with respect to their securities, by contacting DCM at inquiries@dcmadvisors.com or by calling (917)-386-6260.

Appendix A

Glass Lewis Proxy Voting Guidelines Summary

Anti-Takeover Measures

-         Poison Pills (Shareholder Rights Plans). Typically Glass Lewis recommends that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium. In certain limited circumstances, Glass Lewis will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what Glass Lewis believes to be a reasonable ‘qualifying offer’ clause.

-         Right of Shareholders to Call a Special Meeting. In order to prevent abuse and waste of corporate resources by a minority of shareholders, Glass Lewis believes this right should be exercisable by between 10% to 15% of the shareholders requesting such a meeting. However, when proposals are presented that would allow shareholders to call special meetings without a minimum threshold, Glass Lewis will support them because the benefit to shareholders outweighs the possible abuse of the right to call shareholder meetings.

-         Shareholder Action by Written Consent. In order to prevent abuse and waste of corporate resources by a minority of shareholders, Glass Lewis believes that such rights should be limited to a minimum of 15% of the shareholders requesting action by written consent. However, when proposals are presented to allow shareholders the opportunity to act by written consent without specifying a minimum threshold, Glass Lewis will support them based on the belief that shareholders are better off with this right than without it, and because the benefit to shareholders outweighs the potential for abuse.

-          Advance Notice Requirements for Shareholder Ballot Proposals. Glass Lewis typically recommends that shareholders vote against these proposals.

-         Cumulative Voting. Glass Lewis reviews these proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. However, Glass Lewis typically finds that these proposals are on ballots at companies where independence is lacking and where the appropriate checks and balances that favor shareholders are not in place. In those instances, Glass Lewis typically recommends in favor of cumulative voting.

-         Supermajority Vote Requirements. Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests and that a simple majority is appropriate to approve all matters presented to shareholders.

Election of Directors

-         Voting Recommendation on the Basis of Independence: Glass Lewis looks at each director nominee and examines the director’s relationships with the company, the company’s executives and other directors. Glass Lewis does this to find personal, familial, or financial relationships (not including director compensation) that may impact the director’s decisions. Glass Lewis believes that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. Glass Lewis also believes that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee. In general, Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds’ independent. In the event that more than one third of the members are affiliated or inside directors, Glass Lewis typically recommends withholding votes from some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold. Glass Lewis believes that only independent directors should serve on a company’s audit, compensation, nominating and governance committees. Glass Lewis typically recommends that shareholders withhold their votes for any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee, or who has served in that capacity in the past year.

-         Voting Recommendation on the Basis of Performance: Glass Lewis disfavors directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. See full guidelines for criteria.

-         Voting Recommendation on the Basis of Experience: Glass Lewis typically recommends that shareholders withhold votes from directors who have served on boards or as executives of companies with records of poor performance, overcompensation, audit- or accounting-related issues and/or other indicators of mismanagement or actions against the interests of shareholders.

-         Voting Recommendation on the Basis of Other Considerations: Glass Lewis recommends shareholders withhold votes from certain types of affiliated or inside directors under nearly all circumstances.

Appointment of Auditors

Glass Lewis generally supports management’s choice of auditor except when Glass Lewis believes the auditor’s independent or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, Glass Lewis typically recommends withholding votes from the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, Glass Lewis usually recommends withholding votes from the entire committee. Glass Lewis typically supports audit-related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

Changes to Capital Structure

When analyzing a request for additional shares, Glass Lewis typically reviews four common reasons why a company might need additional capital stock beyond what is currently available:

-         Stock Split — Glass Lewis typically considers three metrics when evaluating whether Glass Lewis thinks a stock split is likely or necessary: the historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that in Glass Lewis’ view either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

-         Shareholder Defenses — Additional authorized shares could be used to bolster takeover defenses such as a “poison pill.” Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

-         Financing for Acquisitions — Glass Lewis looks at whether the company has a history of using stock for acquisitions and attempts to determine what levels of stock have typically been required to accomplish such transactions. Likewise, Glass Lewis looks to see whether this is discussed as a reason for additional shares in the proxy.

-         Financing for Operations — Glass Lewis reviews the company’s cash position and its ability to secure financing through borrowing or other means. Glass Lewis looks at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where Glass Lewis finds that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, Glass Lewis typically recommends against the authorization of additional shares. While Glass Lewis thinks that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, Glass Lewis prefers that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

Equity Based Compensation Plans

Glass Lewis evaluates option- and other equity-based compensation plans using a detailed model and analyst review. Glass Lewis believes that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance.

Glass Lewis’ analysis is quantitative and focused on the plan’s cost as compared with the business’s operating metrics. Glass Lewis runs twenty different analyses, comparing the program with absolute limits Glass Lewis believes are key to equity value creation and with a carefully chosen peer group. In general, Glass Lewis’ model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

Option Exchanges. Glass Lewis views option repricing plans and option exchange programs with great skepticism and firmly opposes them. Shareholders have substantial risk in owning stock and, as a general matter, Glass Lewis believes that the employees, officers and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

Performance Based Options. Glass Lewis believes in performance-based equity compensation plans for senior executives. Glass Lewis feels that executives should be compensated with equity when their performance and the company’s performance warrants such rewards. While Glass Lewis does not believe that equity-based compensation plans for all employees should be based on overall company performance, Glass Lewis does support such limitations for equity grants to senior executives (although some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment or in emerging industries). Glass Lewis generally recommends that shareholders vote in favor of performance-based option requirements.

Linking Pay with Performance. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis has a proprietary pay-for-performance model that evaluates compensation of the top five executives at every company in the Russell 3000. Glass Lewis’ model benchmarks these executives’ pay against their performance using three peer groups for each company: an industry peer group, a smaller sector peer group and a geographic peer group. Using a forced curve and a school letter-grade system, Glass Lewis ranks companies according to their pay-for-performance. Glass Lewis uses this analysis to inform Glass Lewis’ voting decisions on each of the compensation issues that arise on the ballot. Likewise, Glass Lewis uses this analysis in Glass Lewis’ evaluation of the compensation committee’s performance.

162(m) Plans. Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next four most highly compensated executive officers upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans. Glass Lewis believes the best practice for companies is to provide reasonable disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, Glass Lewis prefers that these proposals include: specific performance goals, a maximum award pool and a maximum award amount per employee. Glass Lewis also believes it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers. Glass Lewis typically recommends against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company’s peers.

However, where a company has a record of reasonable pay relative to business performance, Glass Lewis is not typically inclined to recommend against a plan even if the plan caps seem large relative to peers because they recognize the value in special pay arrangements for continued exceptional performance.

Director Compensation Plans. Glass Lewis believes that non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, Glass Lewis supports compensation plans that include option grants or other equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. However, excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non- employee directors. Therefore, a balance is required.

Limits on Executive Compensation. As a general rule, Glass Lewis believes shareholders should not be directly involved in setting executive compensation. Such matters should be left to the compensation committee. Glass Lewis views the election of compensation committee members as the appropriate mechanism for shareholders to express their disapproval or support of board policy on executive pay. Further, Glass Lewis believes that companies whose pay-for-performance is in line with its peers should be able to compensate their executives in a manner that drives growth and profit without destroying ethical values, giving consideration to their peers’ comparable size and performance. However, Glass Lewis favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if CEO pay is capped at a low level rather than flexibly tied to company performance.

Limits on Executive Stock Options. Glass Lewis typically recommends that Glass Lewis’ clients oppose caps on executive stock options.

Linking Pay to Social Criteria. Glass Lewis believes that ethical behavior is an important part of executive performance and should be taken into account when evaluating performance and determining compensation. Glass Lewis also believes, however, that the compensation committee is in the best position to set policy on management compensation. Shareholders can hold the compensation committee accountable for pay awarded.

Full Disclosure of Executive Compensation. Glass Lewis believes that complete, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. However, Glass Lewis is concerned when a proposal goes too far in the level of detail that it requests for executives other than the most high-ranking leaders of the company. While Glass Lewis is in favor of full disclosure for senior executives and Glass Lewis views pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially very useful, Glass Lewis does not believe that shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

Social and Corporate Responsibility1

Glass Lewis believes that disclosure regarding how a company uses its funds is an important component of corporate accountability to shareholders. Some campaign contributions are heavily regulated by federal, state and local laws. Most jurisdictions have detailed disclosure laws so that information on some contributions is publicly available. Other than where a company does not adequately disclose information about its contributions to shareholders or where a company has a history of abuse in the donation process, Glass Lewis believes that the mechanism for disclosure and the standards for giving are best left to the board. However, Glass Lewis will consider supporting shareholder proposals seeking greater disclosures of political giving in cases where additional company disclosure is nonexistent or limited and there is some evidence or credible allegation that the company is mismanaging corporate funds through political donations or has a record of doing so.

[1]	Glass Lewis has generally discontinued providing guidance with respect to particular social and corporate responsibility issues. DCM has elected to continue to adhere to Glass Lewis’ previously issued guidelines on these issues, but may discontinue following the guidelines in the future.

In general, Glass Lewis believes that labor and human resource policies are typically best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. It is Glass Lewis’ opinion that management is in the best position to determine appropriate practices in the context of its business. Glass Lewis will hold directors accountable for company decisions related to labor and employment problems. However, in situations where there is clear evidence of practices resulting in significant economic exposure to the company, Glass Lewis will support shareholders proposals that seek to address labor policies.

Non-Discrimination Policies. Glass Lewis believes that human resource policies are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Management is in the best position to determine which policies will promote the interests of the firm across its various businesses.

Military and US Government Business Policies. Glass Lewis believes that disclosure to shareholders of information on key company endeavors is important. However, Glass Lewis generally does not support resolutions that call for shareholder approval of policy statements for or against government programs that are subject to thorough review by the Federal Government and elected officials at the national level.

Foreign Government Business Policies. Glass Lewis believes that business policies regarding foreign operations are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Glass Lewis believes that shareholders should hold board members accountable for these issues when they face re-election.

Environmental Policies. Glass Lewis believes that when management and the board have displayed disregard for environmental risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental risks that threaten shareholder value, shareholders should hold directors accountable when they face reelection. Glass Lewis believes that part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have environmental implications, and that directors should monitor management’s performance in mitigating the environmental risks attendant with relevant operations in order to eliminate or minimize the risks to the company and shareholders. Glass Lewis may recommend that votes be withheld from responsible members of the governance committee when a substantial environmental risk has been ignored or inadequately addressed, and may in some cases recommend that votes be withheld from all directors who were on the board when the substantial risk arose, was ignored or was not mitigated.

PART C. OTHER INFORMATION

ITEM 28. Exhibits

(a)	Declaration of Trust ("Trust Instrument").[1]

(b)	By-Laws.[1]

(c)	Articles III, V, and VI of the Trust Instrument define the rights of holders of the securities being registered (Certificates for shares are not issued.).[1]

(d)	Investment Advisory Agreement between the Centaur Mutual Funds Trust (formerly known as the Tilson Investment Trust) ("Registrant") and DCM Advisors, LLC ("Advisor"), as advisor for the DCM/INNOVA High Dividend Income Innovation Fund (formerly known as the Centaur Total Return Fund) – filed herewith

(d)(2)	Investment Advisory Agreement between the Centaur Mutual Funds Trust (formerly known as the Tilson Investment Trust) ("Registrant") and DCM Advisors, LLC ("Advisor"), as advisor for Lebenthal Ultra Short Tax-Free Income Fund (“Lebenthal Fund”)[8]

(e)(l)	Distribution Agreement between the Registrant and Ultimus Fund Distributors, LLC[7]

(f)	Not Applicable.

(g)	Global Custody Agreement between the Registrant and Union Bank, N.A.[4]

(h)(l)	Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC [5]

(h)(2)	Amendments to Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC – filed herewith

(h)(3)	Expense Limitation Agreement dated March 7, 2019 between the Registrant and the Advisor with respect to the DCM/INNOVA Fund – filed herewith

(h)(4)	Expense Limitation Agreement between the Registrant and the Advisor with respect to the Lebenthal Fund[8]

(h)(5)	Compliance Consulting Agreement between the Registrant and Ultimus Fund Solutions, LLC[7]

(i)(1)	Opinion and Consent of Parker, Poe, Adams & Bernstein L.L.P. regarding the legality of securities registered with respect to the Registrant.[2]

(i)(2)	Opinion and Consent of Kilpatrick Townsend & Stockton LLP regarding the legality of securities registered with respect to the Lebenthal Fund[8]

(j)	Consent of BBD, LLP, Independent Registered Public Accounting Firm – filed herewith

(k)	Not Applicable.

(l)	Initial Subscription Agreement.[2]

(m)	Distribution Plan under Rule 12b-1 with respect to the Lebenthal Ultra Short Tax-Free Income Fund[8]

(n)	Rule 18f-3 Plan[8]

(o)	Reserved

(p)(l)	Amended and Restated Code of Ethics for the Registrant.[3]

(p)(2)	Code of Ethics for the Advisor[7]

(p)(4)	Code of Ethics of Ultimus Fund Distributors, LLC. – filed herewith

(q)	Powers of Attorney[6]

1.	Incorporated herein by reference to Registrant's Registration Statement on Form N-lA filed July 23, 2004 (File No. 333-117597).
2.	Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed March 10, 2005 (File No. 333-117597).
3.	Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed February 28, 2008 (File No. 333-117597).
4.	Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed February 29, 2012 (File No. 333-117597).
5.	Incorporated herein by reference to Registrant's Registration Statement on Form N-lA filed February 28, 2017 (File No. 333-117597).
6.	Incorporated herein by reference to Registrant's Registration Statement on Form N-lA filed February 28, 2018 (File No. 333-117597)
7.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed February 28, 2019 (File No. 333-117597)
8.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed December 30, 2019 (File No. 333-117597)

ITEM 29. Persons Controlled by or Under Common Control with the Registrant

No person is controlled by or under common control with the Registrant.

ITEM 30. Indemnification

Under Delaware law, Section 3817 of the Treatment of Delaware Statutory Trusts empowers Delaware business trusts to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the business trust. The Registrant's Trust Instrument contains the following provisions:

Section 2. Indemnification and Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, as provided in Section 3 of this Article VII, the Trust out of its assets shall indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee's performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Section 3.Indemnification.

(a)	Subject to the exceptions and limitations contained in Subsection (b) below:

(i)	every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) ("Covered Person") shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and

(ii)	as used herein, the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability'' and "expenses" shall include, without limitation, attorneys, fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	No indemnification shall be provided hereunder to a Covered Persons:

(i)	who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)	in the event the matter is not adjudicated by a court or other appropriate body, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)	The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d)	To the maximum extent permitted by applicable law, expenses incurred in defending any proceeding may be advanced by the Trust before the disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

(e)	Any repeal or modification of this Article VII by the Shareholders, or adoption or modification of any other provision of the Declaration or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

In addition, the Registrant has entered into an Investment Advisory Agreement with its Advisor and a Distribution Agreement with its Distributor. These agreements provide indemnification for those entities and their affiliates. The Advisor' s and Distributor's personnel may serve as trustees and officers of the Trust.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended ("Act"), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 31. Business and Other Connections of the Investment Advisor

The description of the Advisor is found under the caption of "Management of the Fund -Investment Advisor" in the Prospectus and under the caption "Management and Other Service Providers -Investment Advisor'' in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement, which are incorporated by reference herein. The Advisor provides investment advisory services to other persons or entities other than the

Registrant.

ITEM 32. Principal Underwriter

(a)	The Distributor also acts as the principal underwriter for the following other investment companies:

Williamsburg Investment Trust	The Investment House Funds
Valued Advisors Trust	Hussman Investment Trust
FSI Low Beta Absolute Return Fund	Schwartz Investment Trust
Capitol Series Trust	Red Cedar Trust
Papp Investment Trust	Caldwell & Orkin Funds
AlphaMark Investment Trust	CM Advisors Family of Funds
The Chartwell Funds	Ultimus Managers Trust
Chesapeake Investment Trust	The Cutler Trust
The First Western Funds Trust	Eubel Brady & Suttman Mutual Fund Trust
Unified Series Trust	Oak Associates Funds
Peachtree Alternative Strategies Fund	Cross Shore Discovery Fund
Bruce Fund	Segall Bryant & Hamill Trust
Yorktown Funds	Conestoga Funds
HC Capital Trust	Commonwealth International Series Trust

(b)	Name	Position with Distributor	Position with Registrant
	Kevin M. Guerette	President	None
	Stephen L. Preston	Chief Compliance Officer	AML Compliance Officer Assistant Vice President
	Melvin Van Cleave	Vice President, Chief Technology Officer	None
	Douglas K. Jones	Vice President	None

The address of the Distributor and each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)	Not applicable.

ITEM 33.Location of Accounts and Records

Registrant maintains the records required to be maintained by it under Rules 3la-l(a), 3la-l(b) and 3la-2(a) under the Investment Company Act of 1940 at its principal executive offices at 475 Park Avenue South, 9th Floor New York, NY 10016, except for those records that may be maintained pursuant to Rule 3la-3 at the offices of Registrant's Custodian (MUFG Union Bank, N.A., Institutional Custody Services, 350 California Street, 6th Floor, San Francisco, California 94104), Transfer Agent (Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246), or Administrator (Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246).

ITEM 34. Management Services

None.

ITEM 35.Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended ("Securities Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to the registration statement under Rule 485(b) under the Securities Act and has duly caused this Post- Effective Amendment No. 31 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Cincinnati, and State of Ohio on this 2nd day of March, 2020.

Centaur Mutual Funds Trust

By:	/s/ David R. Carson
David R. Carson, President

Pursuant to the requirements of the Securities Act, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Marc Rappaport	Trustee	March 2, 2020
Marc Rappaport

/s/ Zachary Richmond	Treasurer	March 2, 2020
Zak Richmond

*	Trustee
James H. Speed, Jr.		/s/ Simon Berry
Simon Berry
*	Trustee	Attorney-in-Fact*
Thomas G. Douglass		March 2, 2020

EXHIBIT INDEX

28(d)	Investment Advisory Agreement between the Trust and the Advisor
28(h)(2)	Amendments to Master Services Agreement with Ultimus Fund Solutions, LLC
28(h)(3)	Expense Limitation Agreement between the Registrant and the Advisor with respect to the DCM/INNOVA Fund
28(j)	Consent of Independent Registered Public Accounting Firm
28(p)(4)	Code of Ethics of the Distributor